As Filed with the SEC on April 17, 2020

Securities Act File No. 2-76580

Investment Company Act File No. 811-03421

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 56 ☒

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 58 ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

655 Broad Street

Newark, New Jersey 0710

(973) 367-7521

(Address and telephone number of Insurance Company’s principal executive offices)

Andrew R. French

655 Broad Street

Newark, New Jersey 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, D.C. 20001

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraphs (b) of Rule 485

☒ on May 1, 2020 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(i) of Rule 485

☐ on (____) pursuant to paragraph (a)(i) of Rule 485

☐ 75 days after filing pursuant (a)(ii) of Rule 485

☐ on (____) pursuant to paragraph (a)(ii) of Rule 485

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The MEDLEYTM Program
PROSPECTUS • May 1, 2020
This prospectus describes the Group Variable Annuity contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11 (VCA 11) and The Prudential Variable Contract Account-24 (VCA 24), each of which are explained in this Prospectus.
The Government Money Market Portfolio of the Prudential Series Fund (Series Fund, and the series thereof, Portfolios) is currently available through VCA 11. The following Portfolios of the Series Fund are currently available through VCA 24: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio and Stock Index Portfolio. This Prospectus sets forth information that a prospective investor should consider before investing in the Contracts.
Please read this prospectus before investing and keep it for future reference. To learn more about the Contracts, you may request the annual and semi-annual reports for MEDLEY Participants or the MEDLEY Statement of Additional Information (SAI), dated May 1, 2020. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this Prospectus. The table of contents of the SAI appears on page 47 of this Prospectus.
The SEC's web site (www.sec.gov) contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI or a Participant report or for Participant questions, call us at: 1-877-778-2100 or write us at: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The SAI, annual report and semi-annual report are also available at www.pgiminvestments.com.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Investments are subject to risk, including possible loss of principal. An investment in the Contracts is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, Prudential is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
© 2020 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

3	GLOSSARY
3	SPECIAL TERMS
5	FEES & EXPENSES
5	FEE TABLES
6	EXAMPLES
8	SUMMARY
8	ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM
9	ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS
11	INVESTMENT PRACTICES
17	UNIT VALUE
17	HOW UNIT VALUE IS DETERMINED
19	MANAGEMENT
19	THE COMMITTEE
19	ADVISORY ARRANGEMENTS
21	CONTRACT CHARGES
21	SALES CHARGES & FEES
23	THE CONTRACTS
23	INTRODUCTION
23	ACCUMULATION PERIOD
32	ANNUITY PERIOD
34	OTHER INFORMATION
36	ADDITIONAL INFORMATION
36	SALE & DISTRIBUTION
36	FEDERAL TAXATION
36	TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS
41	WITHHOLDING
41	DEATH BENEFITS
42	TAXES ON PRUDENTIAL
42	VOTING RIGHTS
43	LITIGATION
43	POLICIES OF THE VCA ACCOUNTS
46	OTHER INFORMATION
47	TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
48	FINANCIAL HIGHLIGHTS AND ACCUMULATION UNIT VALUES
48	INTRODUCTION
48	VCA 10 FINANCIAL HIGHLIGHTS
52	VCA 11 ACCUMULATION UNIT VALUES
53	VCA 11 FINANCIAL HIGHLIGHTS
56	VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of 0.75%)
57	VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of 0.20%)

GLOSSARY
SPECIAL TERMS
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Accumulation Account: An account used to calculate the value of your assets allocated to an investment option during the accumulation period. You have a separate accumulation account for each investment option.
Accumulation Period: The period that begins with the Contract Date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Companion Contract: A fixed dollar group annuity contract issued by The Prudential Insurance Company of America (Prudential) under which contributions may be made for Participants (see definition below) in the MEDLEY Program.
Contract: One of the group variable annuity contracts described in this Prospectus.
Contract Date: The date Prudential receives the initial contribution on behalf of a Participant and all necessary paperwork is in Good Order (see definition below). Contract anniversaries are measured from the Contract Date.
Contractholder: The employer, association or trust to which Prudential has issued a Contract.
Contributions: Payments made under the Contract for the benefit of a Participant (see definition below).
Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third party pricing agent (if your plan is not serviced by Prudential), on a business day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the business day that Good Order is determined. Instructions received on a day that is not a business day or after the close of a business day will be deemed to have been received on the next business day.
Income Period: The period that begins when you start receiving income payments under a Contract.
Investment Options: The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11 (VCA 11) and The Prudential Variable Contract Account-24 (VCA 24).
Non-Qualified Combination Contract: A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.
Participant or you: The person for whose benefit contributions are made under a Contract.
Prudential, PICA or we: The Prudential Insurance Company of America.
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Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a business day or (2) after the close of a business day. In each such instance, a transaction received in Good Order will be deemed received on the next business day.
Qualified Combination Contract: A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.
Separate Account: Purchase payments allocated to an investment option available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11 and VCA 24 are each a separate account.
Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.
Unit and Unit Value: You are credited with units of the MEDLEY investment options you select (Units). Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to you.
4	The MEDLEYTM Program

FEES & EXPENSES
FEE TABLES
The following table describes the fees and expenses that you will pay when buying, owning and surrendering the VCA 10 Contract. For more information, see Contract Charges, later in the Prospectus.
VCA 10 FEE TABLE*
Participant Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of contributions made)	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)	None
Exchange Fee	None
New Loan Application Fee	$100
Maximum Annual Contract Fee	$30
Maximum Annual Loan Processing Charge	$60

Annual Expenses (as a percentage of average net assets)
Mortality and Risk Expense Fees	None
Investment Management Fees	0.25%
Maximum Administrative Fees**	0.75%
Total Annual Expenses	1.00%
* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
** Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder's retirement arrangement, as reflected in the three classes of Units of VCA 10 that may be issued: Class I Units bear the maximum Administrative Fee of 0.75%, Class II Units bear an Administrative Fee of 0.25%. Class III Units bear an Administrative Fee of 0.20%.
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the VCA 11 or the VCA 24 Contracts. The first table describes the fees and expenses that you will pay at the time you invest in the Contracts, surrender the Contracts, or transfer cash value between investment options. For more information, see Contract Charges, later in the Prospectus.
VCA 11 AND VCA 24 FEE TABLE*
Participant Transaction Expenses
Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)	None
Exchange Fee	None
New Loan Application Fee	$100
* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
The next table describes the fees and expenses that you will pay periodically during the time that you own the VCA 11 or the VCA 24 Contracts, not including fees and expenses of the Portfolios of the Series Fund.
VCA 11 AND VCA 24 FEES
Maximum Annual Contract Fee	$30
Maximum Annual Loan Processing Charge	$60

Separate Account Annual Expenses (as a percentage of average net assets)
Mortality and Risk Expense Fees	None
Investment Management Fees	None
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VCA 11 AND VCA 24 FEES
Administrative Fees*	0.75%
Total Separate Account Annual Expenses	0.75%
* Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder's retirement arrangement.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios of the Series Fund that you may pay periodically during the time that you invest in the Contracts. More detail concerning each Portfolio of the Series Fund and each Portfolio's fees and expenses is set forth in the next section and in the Prospectus for the Series Fund.
THE PRUDENTIAL SERIES FUND: OPERATING EXPENSE RANGE
	Minimum	Maximum
Total Annual Portfolio Operating Expenses*	0.31%	0.77%
* Total Annual Portfolio Operating Expenses denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses.
Below is more detailed information regarding the expenses of the Portfolios of the Series Fund for the fiscal year ended December 31, 2019:
EXPENSES OF THE SERIES FUND PORTFOLIOS
	Conservative Balanced	Diversified Bond	Equity (Class I Shares)	Flexible Managed	Global	Gov't Income	Gov’t Money Market (Class I Shares)*	Stock Index
Investment Management Fee	0.55%	0.40%	0.45%	0.60%	0.75%	0.40%	0.30%	0.30%
Other Expenses	0.04	0.04	0.02	0.03	0.05	0.12	0.05	0.01
Fee Waiver and/or Expense Reimbursement	None	None	None	None	0.04	None	None	None
Total Annual Portfolio Operating Expenses	0.59%	0.44%	0.47%	0.63%	0.76%	0.52%	0.35%	0.31%
* Prudential has entered into a reimbursement arrangement applicable only to VCA 11 to offset any fees and expenses of the Government Money Market Portfolio in excess of 0.25% of average annual net assets.
EXAMPLES
The following expense examples will help you compare the fees and expenses of the VCA 10, VCA 11 and VCA 24 Contracts with other variable annuity contracts. The examples are calculated based on the expenses listed in the tables appearing in the “Fee Tables” section of this Prospectus. Actual expenses may be greater or less than those shown. For the VCA 11 and the VCA 24 Contracts, the examples assume the maximum fees and expenses for any of the available Portfolios of the Series Fund.
The expense examples assume that you invest $10,000 at the beginning of the period and that your investment returns 5% annually. The examples assume that, at the end of each indicated period, you surrender your Contract, or annuitize your Contract, or that you do not surrender your Contract. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
VCA 10 EXAMPLE*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered, Annuitized or Not Surrendered	$102	$318	$552	$1,225
* The annual contract fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.
Note: The VCA 10 Expense Example assumes total annual expenses of 1.00% (the “Standard” Contract).
VCA 11 AND VCA 24 EXAMPLES*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered, Annuitized or Not Surrendered:
Conservative Balanced	$145	$449	$776	$1,701
Diversified Bond	$130	$403	$697	$1533
6	The MEDLEYTM Program

VCA 11 AND VCA 24 EXAMPLES*
	1 Year	3 Years	5 Years	10 Years
Equity (Class I Shares)	$133	$462	$713	$1,567
Flexible Managed	$149	$462	$797	$1,745
Global	$166	$514	$886	$1,932
Government Income	$138	$428	$739	$1,623
Government Money Market (Class I Shares)	$36	$113	$197	$443
Stock Index	$117	$362	$627	$1,385
* The annual contract fee is reflected in the above examples upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each investment option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.
The Financial Highlights and Accumulation Unit Value Tables appear at the end of this Prospectus.
7

SUMMARY
ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM
The Contracts
Five of the six group variable annuity contracts that make up the MEDLEY Program are described in this prospectus. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes. The Contracts, like all deferred annuity contracts, have two phases—an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase—the income period—occurs when you begin receiving regular payments from your Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.
The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b) , 408, 408A or 457 of the Code or a non-qualified retirement arrangement. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is a “Participant.”
The MEDLEY Program
The following six group annuity contracts make up the MEDLEY Program:
■	VCA 10 Contract—which provides for contributions to be invested in VCA 10.
■	VCA 11 Contract—which provides for contributions to be invested in the Government Money Market Portfolio of the Series Fund.
■	VCA 24 Contract—which provides for contributions to be invested in one or more of the Portfolios of the Series Fund other than the Government Money Market Portfolio.
■	Qualified Combination Contract—is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
■	Non-Qualified Combination Contract—is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
■	Companion Contract—is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this Prospectus.)
Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder's selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11 and/or VCA 24. You may also change how the contributions are allocated, by notifying Prudential at the address shown on the cover of this prospectus. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to Participants as authorized by the Contractholder.
Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contract will fluctuate with its investment performance. Performance information is provided in the SAI. Remember, past performance is not a guarantee of future results.
Contributions
Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. All contributions may be allocated among the investment options available to you under your Contract. Checks should be made payable to The Prudential Insurance Company of America.
Charges
No sales charge is deducted when a contribution is made. An annual account charge may be made. The annual account charge will not exceed $30 in any calendar year and will be divided up among your investment options.
8	The MEDLEYTM Program

VCA 10 is subject to fees for investment management and administration services. VCA 11 and VCA 24 are each subject to an administration fee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will have the effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation period of your Contract. There are no mortality and expense risk fees under the Contracts.
Withdrawals & Transfers
As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.
All permitted telephone transactions may be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to Participants as authorized by the Contractholder.
All written withdrawal requests and death benefit claims relating to a Participant's interest in VCA 10, VCA 11 or VCA 24 must be made in one of the following ways:
■	by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507 or
■	by fax to Prudential Retirement, Attn: Client Services at (866) 439-8602.
In order to process a withdrawal request or death benefit claim, it must be submitted to Prudential Retirement in Good Order.
In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.
Transaction requests (including death benefit claims) received directly by Prudential Retirement in Good Order on a given business day before the established transaction cutoff time (4 PM Eastern Time or such earlier time that the New York Stock Exchange may close) will be effective for that business day.
Note: Prudential does not guarantee access to telephonic, fax, internet or any other electronic information or that it will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can Prudential provide any assurances as to the delivery of transaction instructions submitted by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which Prudential will accept transaction instructions when telephonic, fax, Internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, fax, Internet or any other electronic transaction privileges at any time. Prudential and/or the Contractholder will notify a Participant of any such limitations or restrictions.
ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS
Prudential
Prudential is a New Jersey stock life insurance company that has been doing business since 1875, and has its principal place of business at 751 Broad Street, Newark, New Jersey 07102. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. As Prudential's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract or policy.
Prudential is responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential's financial statements are included in the SAI.
9

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. Its principal place of business is located at 655 Broad Street, Newark, New Jersey 07102.
The Investment Options & the Series Fund
VCA 10 and VCA 11 were created on March 1, 1982 and VCA 24 was created on April 29, 1987. Each is a separate account of Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.
VCA 10 is registered with the SEC as open-end, diversified management investment company. Each of VCA 11 and VCA 24 are registered with the SEC as unit investment trusts, another type of investment company.
If VCA 11 is available under your Program, you may invest in the Government Money Market Portfolio of the Series Fund. If VCA 24 is available under your Program, you may invest in one or more of the Portfolios of the Series Fund. Please note that the Government Money Market Portfolio is not available under VCA 24. Like VCA 10, the Series Fund is registered with the SEC as an open-end, diversified management investment company. Shares of the Series Fund are sold at their net asset value to separate accounts (including VCA 11 and VCA 24) established by Prudential and certain other insurers that offer variable life and variable annuity contracts.
Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, Prudential and the Series Fund Board of Trustees monitor events in order to identify any material conflicts.
10	The MEDLEYTM Program

INVESTMENT PRACTICES
Investment Objectives & Policies
Investment Practices
Before making your allocation decision, you should carefully review the investment objectives and policies of each of your investment options. VCA 10 and the available Portfolios of the Series Fund have different goals and strategies which may affect the level of risk and return of your investment. There is no guarantee that VCA 10 or any of the Portfolios will meet their objectives.
Investment Objective & Policies: VCA 10
VCA 10's investment objective is long-term growth of capital.
VCA 10 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. VCA 10 may also invest in preferred stocks, warrants and bonds that can be converted into a company's common stock or other equity security.
All investments are subject to economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in a period of unusually high volatility in a market or segment of a market which could negatively impact performance.
Equity securities are subject to equity risk and market risk. Equity risk is the risk that the value of a particular stock or other equity-related security owned by VCA 10 could fluctuate, perhaps greatly and unexpectedly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of the markets. Such events may result in losses to VCA 10. In addition, equity investments are subject to market risk, the risk that the markets in which VCA 10 invests may experience volatility and go down in value, possibly sharply and unpredictably. VCA 10's holdings can vary from broad market indexes, and the performance of VCA 10 can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political, social and economic developments.
Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short-, intermediate- or long-term debt instruments that have been rated “investment grade.” (This means major rating services, like S&P Global Ratings or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. Investments in debt instruments involve a variety of risks, including the risk that an issuer or guarantor of the instrument will be unable to pay obligations when due (credit risk); the risk that VCA 10 may be unable to sell some or all of the instruments it holds, either at the price it values the instrument or at any price (liquidity risk); and the risk that the rates of interest income generated by the instruments may decline due to a decrease in market interest rates and that the market prices of the instruments may decline due to an increase in market interest rates (interest rate risk). Risks associated with rising interest rates are currently heightened because interest rates in the U.S. have begun to increase from historically low levels and may continue to increase in the future, with unpredictable effects on the markets and VCA 10’s investments.
VCA 10 may also invest in foreign securities traded on U.S. exchanges and markets, including common stocks, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and similar receipts or shares. ADRs and ADSs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. Although not a principal strategy, VCA 10 may also invest in other foreign securities, including foreign securities traded on foreign exchanges or markets. VCA 10’s investment in foreign securities is limited to a maximum of 30% of its total assets.
Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers. Foreign investment risk includes: changes in currency exchange rates that may affect the value of foreign securities held by VCA 10; securities of issuers located in emerging markets that tend to have volatile prices and may be less liquid than
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investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in U.S. markets, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from, and may be less comprehensive than, those in the U.S.; foreign exchanges often are smaller and less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxations and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases (e.g., COVID-19, otherwise known as coronavirus). ADRs and ADSs may be subject to fewer risks than direct investments in foreign securities because they may be traded on more liquid markets and the companies are usually subject to financial reporting standards similar to those applicable to U.S. companies.
VCA 10 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, the subadviser may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. Under a financial futures contract the seller agrees to sell a set amount of a particular financial instrument or currency at a set price and time in the future. Under a stock index futures contract, the seller of the contract agrees to pay to the buyer an amount in cash which is equal to a set dollar amount multiplied by the difference between the set dollar amount and the value of the index on a specified date. No physical delivery of the stocks making up the index is made. The subadviser will use futures contracts only to hedge its positions with respect to securities, interest rates and foreign securities.
The use of futures contracts for hedging purposes involves several risks. While hedging transactions may protect VCA 10 against adverse movements in interest rates or other economic conditions, they may limit the ability to benefit from favorable movements in interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time VCA 10 wishes to close out a futures position or that a hedging transaction will reduce risk or be cost effective. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day—once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.
In addition to futures contracts, VCA 10 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 10 will only invest in “covered” options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.
Options involve certain risks. The subadviser may not correctly anticipate movements in the relevant markets. If this happens, VCA 10 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 10 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and the subadviser might not be able to effect closing transactions in particular options. In this event, VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the
12	The MEDLEYTM Program

purchase of underlying securities for the exercise of put options). If VCA 10—as a covered call option writer—is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the subadviser may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.
VCA 10 may invest in securities backed by real estate or shares of real estate investment trusts—called REITs—that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not—such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.
From time to time, VCA 10 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short—possibly overnight or a few days—though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collateralized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 10 may enter into joint repurchase transactions with other Prudential investment companies.
VCA 10 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 10 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 10 often continues to receive principal and interest payments on the security that it “sold.” Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 10 and, for this reason, has some characteristics of borrowing.
Dollar rolls occur when VCA 10 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 10 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.” In a dollar roll transaction, VCA 10 takes the risk that: (i) the securities that it repurchases at a later date will have less favorable market characteristics; (ii) the roll adds leverage to VCA 10; and (iii) it increases VCA 10’s sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of VCA 10.
Reverse repurchase agreements and dollar rolls also involve the risk that the market value of the securities held by VCA 10 may decline below the price of the securities VCA 10 has sold but is obligated to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 10's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 10's obligation to repurchase the securities.
From time to time, VCA 10 may purchase or sell securities on a when-issued or delayed delivery basis—that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.
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VCA 10 may also enter into short sales against the box. In this type of short sale, VCA 10 owns the security sold (or one convertible into it), but borrows the stock for the actual sale.
VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 10's total return will be less than if the subadviser had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is the risk that the counterparty will be unable to honor its financial obligations to VCA 10. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
VCA 10 may also use forward foreign currency exchange contracts. VCA 10's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. Forward contracts are individually negotiated and privately traded, so they are dependent on the creditworthiness of the counterparty and subject to counterparty default risk.
VCA 10 is subject to a liquidity risk management program, whereby VCA 10 may only invest up to 15% of its net assets in illiquid investments. VCA 10 may not acquire any “illiquid investment” if, immediately after the acquisition, VCA 10 would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that VCA 10 reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are classified as liquid investments. The 15% limit is applied as of the date VCA 10 purchases an illiquid investment. It is possible that VCA 10’s holdings of illiquid investments could exceed the 15% limit as a result of, for example, market developments (e.g., an increase in the value of VCA 10’s illiquid holdings and/or a decrease in the value of VCA 10’s liquid holdings) or redemptions.
VCA 10 may purchase certain restricted securities that can be resold to institutional investors and which may be classified as liquid investments pursuant to procedures adopted by VCA 10. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933.
There is risk involved in the investment strategies the subadviser may use. Some of these strategies require the subadviser to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as the subadviser thought they would. Like any investment, an investment in VCA 10 could lose value, and you could lose money.
Additional information about investment policies and restrictions, including the risks associated with their use, is provided in the SAI.
14	The MEDLEYTM Program

The Series Fund Portfolios
We list below the investment objectives of the seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts, as well as the investment objective of the Government Money Market Portfolio, which is available for investment only through VCA 11. The investment manager for each of the portfolios of the Series Fund is PGIM Investments. The subadviser(s) for each Portfolio are set forth below.
Conservative Balanced Portfolio. The investment objective of the Portfolio is to seek total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Subadvisers: PGIM Fixed Income, QMA LLC.
Diversified Bond Portfolio. The investment objective of the Portfolio is a high level of income over a longer term while providing reasonable safety of capital. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. Subadviser: PGIM Fixed Income.
Equity Portfolio. The investment objective of the Portfolio is long-term growth of capital. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies. Subadviser: Jennison Associates LLC.
Flexible Managed Portfolio. The investment objective of the Portfolio is total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Subadvisers: PGIM Fixed Income, QMA LLC.
Global Portfolio. The investment objective of the Portfolio is long-term growth of capital. The Portfolio invests its assets primarily in equity and equity related securities in an allocation that approximates the composition of the Portfolio’s benchmark, the MSCI World Index. Subadvisers: William Blair Investment Management, LLC, LSV Asset Management, Brown Advisory, LLC, T. Rowe Price Associates, Inc., QMA LLC.
Government Income Portfolio. The investment objective of the Portfolio is a high level of income over the long term consistent with the preservation of capital. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in US Government securities, including US Treasury securities, debt obligations issued or guaranteed by agencies or instrumentalities established by the US Government, and mortgage-backed securities issued by US Government instrumentalities. Subadviser: PGIM Fixed Income.
Government Money Market Portfolio. The investment objective of the Portfolio is the maximum current income that is consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Subadviser: PGIM Fixed Income.
Stock Index Portfolio. The investment objective of the Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. In pursuing its investment objective, the Portfolio normally invests at least 80% its assets (net assets plus any borrowings made for investment purposes) in common stocks of companies that comprise the S&P 500 Index. Subadviser: QMA LLC.
The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed income securities, which are also referred to as “junk” bonds. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated
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securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.
The investment policies, restrictions and risks associated with each of these Portfolios of the Series Fund are described in the accompanying prospectus for the Series Fund. You should read the Series Fund Prospectus carefully before investing. Certain restrictions are set forth in the Series Fund's SAI.
16	The MEDLEYTM Program

UNIT VALUE
HOW UNIT VALUE IS DETERMINED
To keep track of investment results, each Participant is credited with Units in the investment options he or she has selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to the Participant. The procedures for computing the net asset value for shares of the Series Fund are described in the accompanying Series Fund prospectus.
The Unit Value for VCA 10 is determined once each business day when the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange's regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 10 does not price its Unit Values on days when the NYSE is closed but the primary markets for VCA 10's foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 10 will ordinarily price its Unit Value on days the NYSE is open but foreign securities markets are closed. VCA 10 will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its Unit Value as of 4:00 p.m., if the particular disruption directly affects only the NYSE.
Equity securities for which the primary market is on domestic exchange are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
Equity securities for which the primary market is on a foreign exchange are valued using pricing vendor services that provide fair value model prices. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. Non-US securities markets are open for trading on weekends and other days when VCA 10 does not price its Unit Value. Therefore, VCA 10’s Unit Value may change on days when you will not be able to purchase or redeem Units.
Debt securities are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded (which is generally15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Securities for which no market quotations are available will be valued at fair value under the direction of a committee of VCA 10 (the VCA 10 Committee). (Information about the VCA 10 Committee is set forth in the “Management” section of the prospectus as well as in the SAI.) VCA 10 also may use fair value pricing if it determines that a market quotation is not reliable. Securities subject to fair value pricing may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into debt and for which there is no current market; securities whose prices are
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stale; securities affected by significant events; and securities that VCA 10 believes were priced incorrectly. A significant event is an event, such as a political or market event that has caused a market quotation to no longer reflect the value at the time that the unit value of VCA 10 is determined.
The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that VCA 10 could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which VCA 10 determines its unit value.
18	The MEDLEYTM Program

MANAGEMENT
THE COMMITTEE
VCA 10 has a Committee—similar to a board of directors—that provides general supervision. The members of the VCA 10 Committee are elected for indefinite terms by the Participants of VCA 10. A majority of the members of the VCA 10 Committee are not “interested persons” of Prudential Financial or its affiliates, as defined by the Investment Company Act.
Information about the Series Fund's Board of Trustees is provided in the accompanying prospectus for the Series Fund and in the Series Fund SAI.
ADVISORY ARRANGEMENTS
PGIM Investments LLC (PGIM Investments) a subsidiary of Prudential Financial, serves as investment manager to VCA 10. PGIM Investments is located at 655 Broad Street, Newark, New Jersey 07102. PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2019, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $311.6 billion.
Under a management agreement with VCA 10, PGIM Investments manages VCA 10's investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.25% of the average daily net assets of VCA 10. Under the management agreement with VCA 10, PGIM Investments is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of VCA 10. PGIM Investments, not VCA 10, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, VCA 10 may add or change a subadviser, or change the agreement with a subadviser, if PGIM Investments and the VCA 10 Committee conclude that doing so is in the best interests of VCA 10 Contractowners and Participants. VCA 10 can make these changes without Contractowner/Participant approval, but will notify Contractowners/Participants investing in VCA 10 of any such change.
VCA 10's current subadviser is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Under its agreement with Jennison, PGIM Investments pays Jennison a subadvisory fee equal to 0.20% annually of the average daily net assets under Jennison's management.
Jennison may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.
Joseph C. Esposito, Rebecca Irwin, Warren N. Koontz, Jr., CFA, Natasha Kuhlkin, CFA, Kathleen A. McCarragher, and Spiros “Sig” Segalas are the portfolio managers of VCA 10 jointly and primarily responsible for the overall management of VCA 10's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Joseph C. Esposito, CFA, is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA from Columbia Business School, and he holds the Chartered Financial Analyst (CFA) designation.
Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.
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Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees’ Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University, and he holds the Chartered Financial Analyst (CFA) designation.
Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and at Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.
Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in economics and finance from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.
Spiros “Sig” Segalas was one of the original founders of Jennison in 1969. He is currently President, Chief Investment Officer and a large cap growth equity portfolio manager. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund for the bank's institutional clients. He was also appointed to the bank's investment policy group. Mr. Segalas earned a BA in economics from Princeton University, after which he served as an officer in the US Navy.
Messrs. Esposito Koontz and Segalas, and Mses. Irwin, Kulhkin, and McCarragher are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
The SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of VCA 10 securities.
A discussion of the factors considered by the VCA 10 Committee in re-approving the advisory agreements for VCA 10 appears in the most recent VCA 10 semi-annual report.
On September 16, 2019, PGIM Investments LLC (PGIM Investments), the investment manager for The Prudential Variable Contract Account-10 (VCA 10), reached a settlement with the SEC relating to certain former securities lending and foreign tax reclaim practices. PGIM Investments self-reported the practices to the SEC, revised its procedures, and made restitution payments to the impacted funds. As part of the settlement, PGIM Investments agreed to pay to the SEC disgorgement of fees and a civil penalty. PGIM Investments and VCA 10 have enhanced their securities lending and foreign tax reclaim policies and procedures to address the SEC’s findings. The settlement does not affect PGIM Investments’ ability to manage VCA 10.
20	The MEDLEYTM Program

CONTRACT CHARGES
SALES CHARGES & FEES
Deferred Sales Charge
No deferred sales charge will be imposed upon withdrawal of contributions.
Annual Account Fee
Every year, you may be charged an account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made.
If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made—in which case, the full account fee will be charged.
The total annual account charge with respect to all of a Participant's accounts will not be greater than $30. The charge will first be made against a Participant's account under a fixed-dollar Companion Contract or fixed rate option of a Qualified Combination Contract or Non-Qualified Combination Contract (each, a Combination Contract). If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the charge, the charge will be made against the Participant's account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the charge, the charge will then be made against the Participant's VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA 24.
Charge for Administrative Expense and Investment Management Services
Like many other variable annuity contracts, VCA 10 is subject to fees for investment management and administration services. These fees are deducted directly from the assets of VCA 10 but will have the effect of decreasing their investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.
VCA 10 is charged an annual investment management fee of 0.25% of its average daily net assets.
In addition, VCA 10 is also charged a maximum annual administration fee of 0.75% of its average daily net assets. Prudential may impose a reduced administrative fee where warranted by economies of scale and the expense characteristics of the contractholder's retirement arrangement. The applicable administrative fee is determined by the class of Units that are issued: Class I Units bear the maximum administrative fee of 0.75%. Class II Units bear an administrative fee of 0.25%. Class III Units bear an administrative fee of 0.20%.
VCA 11 and VCA 24 are each subject to a maximum annual administrative fee of 0.75% of their average daily net assets. Although VCA 11 and VCA 24 themselves do not pay an investment management fee, the Series Fund Portfolios do as follows:
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The Series Fund: Effective Investment Management Fees (paid during 2019)
Portfolio	Investment Management Fee
Conservative Balanced	0.55%
Diversified Bond	0.40%
Equity (Class I Shares)	0.45%
Flexible Managed	0.60%
Global	0.75%
Government Income	0.40%
Government Money Market (Class I Shares)	0.30%
Stock Index	0.30%
Other expenses incurred by the Series Fund Portfolios include printing costs, legal and accounting expenses, and the fees of the Series Fund's custodian and transfer agent. More information about these expenses is included in the accompanying Series Fund prospectus.
Loan Charges
Loans under the Contract involve fees, including an application fee of up to $100 and an annual processing charge of up to $60. Loans also include interest payment and other requirements. For more information, see Loan Program later in the Prospectus.
Modification of Charges
Under certain of the Contracts, Prudential may impose lower account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party.
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THE CONTRACTS
INTRODUCTION
The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually—although not always—have the rights under the Contract described in this prospectus.
You should check the provisions of your employer's plan or any agreements with your employer to see if there are any limitations on your Contract rights. For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.
ACCUMULATION PERIOD
Contributions
In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500.
You decide how contributions made on your behalf will be allocated among the investment options available under your Contract. You can change this allocation by simply notifying us at the address shown on the cover of this prospectus—or if some other organization provides the recordkeeping services under your Contract, by contacting them; or by calling Prudential Retirement at 1-877-778-2100, or on-line at www.prudential.com/online/retirement.
When a contribution is made, 100% of it is invested in the investment option you have chosen. You are credited with Units which are determined by dividing the amount of the contribution by the Unit Value for that investment option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your investment option. Units will be redeemed as necessary to pay your annual account charge.
The first contribution made on your behalf will be invested within two business days after it has been received by us if we received all the necessary enrollment information. If the Contractholder submits an initial contribution for you and the enrollment form is not in Good Order, we will place the contribution into VCA 11 until the paperwork is complete.
In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the Units of VCA 11. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.
Unit Value
Unit Value is determined each business day by multiplying the previous day's Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and administrative fees. The gross change factor for VCA 10, VCA 11 and VCA 24 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets.
Withdrawal of Contributions
Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1⁄2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions may
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sometimes be withdrawn in the case of hardship or in the event of qualified birth or adoption, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.
Retirement arrangements that are not covered by Sections 401(a)or 403(b) of the Code are subject to different limitations. For example, Section governmental 457(b) Plans usually allow withdrawals only when the Participant reaches 59 1/2 years of age, no longer works for his or her employer or for unforeseeable emergencies.
Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.
Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.
Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.
Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.
Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.
Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under your contract.
Spousal Consent Rules for Retirement Plans—Qualified Contracts
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans, Money Purchase Pension Plans, Defined Contribution Plans (including 401(k) plans) and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law generally requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your
24	The MEDLEYTM Program

spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Depending on the design of your plan, less stringent spousal consent rules may apply.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.
Systematic Withdrawal Plan
If you are at least 59 1⁄2 years old, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.
Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your investment option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form which we will provide to you on request.
Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.
Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:
■	First, VCA 11Units in the Government Money Market Portfolio of the Series Fund,
■	Next, VCA 10 Units,
■	Next, VCA 24 Units in the Equity Portfolio of the Series Fund,
■	Next, VCA 24 Units in the Diversified Bond Portfolio of the Series Fund,
■	Next, VCA 24 Units in the Conservative Balanced Portfolio of the Series Fund,
■	Next, VCA 24 Units in the Flexible Managed Portfolio of the Series Fund,
■	Next, VCA 24 Units in the Stock Index Portfolio of the Series Fund,
■	Next, VCA 24 Units in the Government Income Portfolio of the Series Fund, and
■	Next, VCA 24 Units in the Global Portfolio of the Series Fund.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.
Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and
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returned to the State. A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.
Death Benefits
In the event a Participant dies before the income period under a Contract is completed, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units on the day we receive the claim in Good Order, less the annual account fee.
Payment Methods. You can elect to have the death benefit paid to your beneficiary: (1) in one lump sum by December 31st of the calendar year that contains the 10th anniversary of the date of death of the Owner, (2) as systematic withdrawals to completely distribute the death benefit amount by December 31st of the 10th anniversary of the participant’s death, (3) as an annuity (This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. A minor child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed with 10 years after that date.), or a combination of the three, subject to the required minimum distribution rules of Section 401(a)(9) of the Code described below.
If you do not make an election, your beneficiary may choose from these same four options within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a lump sum cash payment equal to the aggregate value of the Participant's Units less the annual account fee.
Required Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum cash payment by redeeming all of your Units in one or more of the investment options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.
ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant Federal Regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.
Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.
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Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.
Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.
Discontinuance of Contributions
A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose—just as if contributions were still being made on your behalf. But if contributions are discontinued for a certain length of time (36 months for New York State, 24 months for all other states) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units—less the annual account charge—as of the date of cancellation.
We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days' notice to the Contractholder. (Some Contracts require 90 days' advance notice.)
Transfer Payments
Under most of the Contracts, you can transfer all or some of your Units from one investment option to another. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.
Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the investment option you have selected. The value of the Units redeemed and of the Units in the new investment option will be determined by dividing the amount transferred by the Unit Value for that day for the respective investment option.
Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential. Please see the section of the prospectus entitled “Additional Information—Service Providers” for more information about non-Prudential recordkeepers.
Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the investment options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section 403(b) of the Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder's request. A Participant may then choose to keep his or her Units in the MEDLEY investment options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY investment options.
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If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Code, Prudential has the right to transfer Participants' Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.
Requests, Consents and Notices
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.
For your protection and to prevent unauthorized transfers, telephone calls and other communications will be recorded and you will be asked to provide your personal identification number or other identifying information. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.
During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.
PGIM Investments Mutual Funds
Transfers. Prudential may permit Participants to transfer some or all of their MEDLEY Units for shares of certain mutual funds managed by PGIM Investments without imposing any sales charges. In addition, Prudential may allow Participants to transfer some or all of their shares in the PGIM Investments mutual funds for MEDLEY Units. No sales charge is imposed on these transfers or subsequent withdrawals. Before deciding to make any transfers, you should carefully read the prospectus for the PGIM Investments mutual fund you are considering. The PGIM Investments mutual funds are not funding vehicles for variable annuity contracts and therefore do have the same features—such as a minimum death benefit—as the MEDLEY Contracts.
Offer Period. Prudential will determine the time periods during which these transfer rights will be offered. In no event will these transfer rights be offered for a period of less than 60 days. Any transfer offer may be terminated, and the terms of any offer may change.
Annual Account Fee. If a Participant transfers all of his or her MEDLEY Units for shares in the PGIM Investments mutual funds, the annual account fee payable under the Contract for that year may be deducted from the Participant's mutual fund account.
Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Code elects to transfer amounts in the Participant's current MEDLEY account(s) for shares of PGIM Investments mutual funds or vice versa. For 403(b) plans, transfers from a MEDLEY account to a PGIM Investments mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, transfers from a PGIM Investments mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the PGIM Investments mutual funds than under the MEDLEY Program.
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Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit transfers from a MEDLEY Contract to a PGIM Investments mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.
Loan Program
The loans described in this section are generally available to Participants in 401(a) and 403(b) Programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.
For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the Loan Program comply with all Contract qualification requirements including the ERISA regulations.
The loans described in this section (which involve the variable investment options) work as follows:
A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this Loan Program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the account balance used for security on the loan. The term “Participant” for purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan, including a Participant whose employment with a Plan Sponsor has ended.
Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application (Application) to Prudential that has been signed by the Participant and Prudential must approve the loan.
If permitted under the Contract, Automated Loans (Loans Requested Via Telephone or Internet)—An active Participant may apply for a loan by submitting an Application, in a form prescribed by Prudential and consistent with the terms of this Loan Program, to Prudential by authorized electronic means. The date and time of receipt will be appropriately recorded. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
An Application fee of up to $100 for The MEDLEY Program will be charged to participants for each new loan and it is not refundable. In addition, there is an annual processing charge of up to $60 for The MEDLEY Program that will be deducted from a participant's account.
Availability of Participant Loans. If permitted under the terms of the Contract, Participant loans must be made available to Participants in a reasonably equivalent manner. Prudential may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest). A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant's former employer.
Reasonable Rate of Interest. A Participant must be charged a reasonable rate of interest for any loan he/she receives. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances. The Contract will prescribe a means of establishing a reasonable interest rate, which has been determined to approximate a commercially
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reasonable rate for the Participant loans. The interest rate on participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. These rights will only apply to a loan issued after the change(s) takes effect.
Adequate Security. All Participant loans must be adequately secured. The Participant's vested account balance shall be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant's vested account balance, determined immediately after the origination of each loan.
Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan generally must be payable within a period not exceeding five (5) years from the date the Participant receives the loan from the plan. If permitted by the Contract, Loan repayments may be made by a deduction from each payroll following issuance of the loan. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. The Employer intends to remit repayments by payroll deduction substantially on the 45th calendar day from the loan issuance date. Should loan repayments not be possible from payroll, payments will be due directly from the participant by check or similar payment method. Should a participant not be expected to be able to use payroll repayment or to return promptly to payroll payment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan with interest in full in substantially equal payments over the remaining original period of the loan.
Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due but less than the total outstanding balance must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.
Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant's return to employment (or after the end of the 12-month period, if earlier), the Participant's outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by whichever of the following dates comes first: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave, in accordance with Code §414(u)(4). Upon the Participant's return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant's military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant's military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:
■	$50,000 (reduced by the excess, if any, of the Participant's highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant's outstanding balance of loans from the plan as of the date such loan is made), or
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■	One-half ( 1⁄2) of the Participant's vested account balance, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date.
The minimum loan amount is as specified in the Contract, or if not specified, $1,000 as determined by Prudential and permitted under 29 CFR §2550.408b-1(b)(2). For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower's default and pursuant to Treas. Reg. §1.72(p)-1, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
An “outstanding loan” constitutes the unpaid loan balance, including accrued interest, at a given point in time.
A “deemed distribution” occurs when the Participant fails to make a scheduled payment on the loan.  Note:  The plan administrator may allow a cure period and a deemed distribution will not occur until the last day of the cure period.  The cure period may not continue beyond the last day of the calendar quarter following the calendar quarter in which the required loan payment was due.
This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitations under this Section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant's interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as loan under this Section. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participant's, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution.
A Participant may not renegotiate a loan.
Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution. Unless requested otherwise on the Participant's loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the Trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, Loan repayments will be invested according to the participant's investment allocation for current contributions unless otherwise elected by the participant.
Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant's control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:
■	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);
■	Death of the participant;
■	Failure to pay on time any other or future debts to the plan;
■	Any statement or representation by the participant in connection with the loan which is false or incomplete in any material respect; and
■	Failure of the participant to comply with any of the terms of this Note and other Loan Documentation;
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A Participant will be considered to be in default with respect to a loan if any scheduled repayment with respect to such loan is not made by the end of the grace period or no later than calendar quarter following the calendar quarter in which the missed payment was due.
If a Participant defaults on a Participant loan, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. The plan may not offset the Participant's account balance until the Participant is otherwise entitled to an immediate distribution of the portion of the account balance that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.
Pending the offset of a Participant's account balance following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001:
■	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.
■	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.
The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.
Loan Repayments may continue beyond termination of employment. However, if permitted under the terms of the plan, a loan will also default when the Participant who has terminated employment, and continued the loan, first takes a distribution of any portion of the Account Value,
A participant may not request a direct rollover of the loan note.
If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan.
Modified Procedures. Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper. More information about third party recordkeepers is set forth in the section of the prospectus entitled “Additional Information—Service Providers.”
ANNUITY PERIOD
Electing the Annuity Date and the Form of Annuity
If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. The purchase of an annuity is irrevocable.
The Retirement Equity Act of 1984 requires that a married Participant eligible for benefits under a defined benefit plan or money purchase plan must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity.  This federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the
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form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA.
Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase a fixed-dollar annuity under the MEDLEY Program become part of Prudential's general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential's general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act of 1933 (the Securities Act) nor is the general account registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities or Investment Company Acts. Annuity obligations are subject to the financial strength and claims-paying ability of Prudential.
Available Forms of Annuity
Option 1—Life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made—60, 120, 180 or 240 months—so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.
Option 2—Annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.
Option 3—Joint and survivor annuity with payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime.
When you purchase this type of annuity you will be asked to:
■	specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain), and
■	set the percentage of the monthly payment—for example, 33%, 66% or even 100%—you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.
If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.
Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity may be available under the Contracts. Participants should review their Contract for more information.
Purchasing the Annuity
Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in Good Order and you will receive your first annuity payment within one month after that.
If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January 1 of any year. The remainder—less any applicable taxes on annuity
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considerations—will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.) The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.
Schedule of Variable Annuity Purchase Rates. The annuity rate tables contained in the Contract show how much a monthly amount of annuity will be, based on a given purchase amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.
Deductions for Taxes on Annuity Considerations. Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.
OTHER INFORMATION
Assignment
The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.
Changes in the Contracts
We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.
Some Contracts also provide that after they have been in effect for five years, Prudential may change:
■	the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses,
■	the minimum contribution amount, and
■	the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).
These changes would apply to all of your contributions, regardless of when they were made.
Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.
If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.
We reserve the right to operate each of VCA 11 and VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this,
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however, under current law we would have to obtain the SEC's permission and notify the Contractholders. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Reports
At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these investment options. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.
Free Look Period
If permissible under your plan and under applicable state law, you may cancel your interest in a Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under a Contract, but may be longer, depending on applicable state law. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you or to the Prudential Retirement Service Center, using the contract information shown on the front cover of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to the value in the Contract, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your initial investment, we will return the greater of the value in the Contract or the total amount of your initial investment.
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ADDITIONAL INFORMATION
SALE & DISTRIBUTION
Prudential Investment Management Services LLC (PIMS), 655 Broad Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.
With respect to certain defined contribution plans investing in MEDLEY, Teachers Insurance and Annuity Association of America (TIAA) serves as plan recordkeeper, pursuant to a services agreement with Prudential. Under that agreement, TIAA among other things serves as Prudential’s agent with respect to the pricing of participant transactions in the MEDLEY Separate Accounts. Specifically, a participant transaction received in Good Order by TIAA prior to the close of the NYSE on a given business day will be treated as having been received by Prudential on that business day (and thus will be priced that business day). If TIAA provides services to your plan, further information with respect to TIAA’s procedures can be obtained by contacting TIAA directly.
FEDERAL TAXATION
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change.
TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS
The Contracts may be used with qualified pension and profit-sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Code Section 403(b)(Section403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.
The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” below, which may be applicable in certain circumstances.
Contributions
In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 403(b) or Roth 457 account, if offered by your employer, or contributions to a Roth IRA are not deductible.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
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Rollover of Defaulted Loans. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. For defaults related to termination of employment, you have until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.
Earnings
Under the retirement programs with which the Contracts may be used, federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.
Distribution or Withdrawal
When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 10-year income averaging rule, which may be available to individuals born prior to January 1, 1936. Qualified distributions from a Roth 403(b) account, Roth 457 account or Roth IRA are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account, Roth 457 account or Roth IRA are never subject to federal income tax.
Furthermore, premature distributions or withdrawals may be restricted or subject to a10 percent additional tax for early distribution. The restrictions are discussed in the “Taxes on Withdrawals and Surrender” section below. Participants contemplating a withdrawal should consult a qualified tax adviser.
Charitable IRA Distributions
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1⁄2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1⁄2 after such date). Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. For tax years after December 31, 2019, the exclusion for qualified charitable distributions may be reduced (but not below zero) by an amount equal to the excess of: (1) your IRA deductions for all tax years on or after the date you attain age 70 1⁄2; over (2) all reductions to the exclusion based on post-70 1⁄2 IRA deductions for all tax years before the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 70  1⁄2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1⁄2 after such date) or (2) you retire. The following exceptions apply:
■	For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date. However, amounts accruing under a Section 403(b) plan on or before December 31, 1986 may be required to be distributed by a certain age under other federal tax rules.
■	For IRAs or if you are a 5% owner of the Contractholder as defined under the Code, distributions must begin by April 1 of the calendar year following the year you attain age 70 1⁄2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1⁄2 after such date). Roth IRAs are not subject to required minimum distribution rules during the owner’s lifetime.
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Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS regulations.
Distributions to beneficiaries are also subject to required minimum distribution rules. If you or your beneficiary does not meet the required minimum distribution requirements, an excise tax applies.
If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December 31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, under prior law, the required minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed by December 31st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date.
The new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
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It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 70  1⁄2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1⁄2 after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
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In addition, in order to comply with the regulations, we will only process certain transactions (e.g., withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.
Non-qualified Arrangements Using the Contracts
Taxes Payable by Participants. Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your investment options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
Taxes on Withdrawals and Surrender. Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.
If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.
If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.
Taxes on Annuity Payments. A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.
After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.
Additional Tax on Early Withdrawals and Annuity Payments. Any taxable amount received under the Contract may be subject to a 10 percent additional tax for early distribution. Amounts are not subject to this penalty tax if:
■	the amount is paid on or after you attain age 59 1⁄2 or die;
■	the amount received is attributable to your becoming disabled, as defined under federal tax law;
■	the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;
■	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase); or
■	the withdrawal is a qualified birth or adoption distribution.
If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59  1⁄2 (or before the end of the five-year period beginning with the first payment and ending after age 59  1⁄2 , if later), the tax for the year of modification will be increased by the 10 percent additional tax for early distribution that would have been imposed without the exception, plus interest for the deferral.
Taxes Payable by Beneficiaries. Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution requirements apply upon death of a Participant as discussed further below.
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Required Distributions Upon Death of Participant. Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.
■	If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
■	If the Participant dies before the annuity date, the entire interest in the Contract must be distributed by December 31 of the year including the five year anniversary of the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin by December 31 of the year following the year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.
■	If any portion of the Contract is payable to (or for the benefit of) as Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as owner.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Entity Owners
Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.
WITHHOLDING
Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from certain payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.
In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) qualified birth or adoption distributions.
Amounts that are received under a Contract used in connection with a nongovernmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
DEATH BENEFITS
In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
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In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report for the applicable owner or beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Same Sex Marriages, Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
TAXES ON PRUDENTIAL
We will pay company income taxes on the taxable corporate earnings created by this Contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
VOTING RIGHTS
VCA 10 may call meetings of its Participants, just like other mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote. Under some plans, the Contractholder has the right to vote. With respect to VCA 11 and VCA 24, Prudential votes shares of the Series Fund on behalf of the VCA 11 and the VCA 24 Participants/Contractholders, as those Participants/Contractholders direct.
Meetings are not necessarily held every year. VCA 10 meetings may be called for such purposes as to elect VCA 10 Committee Members, vote on amendments to investment management for such purposes as agreements, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10, a meeting to elect VCA 10 Committee Members must be held if less than a majority of the Members of the VCA 10 Committee have been elected by Participants/Contractholders.
Prudential votes on behalf of the VCA 11 and the VCA 24 Participants/Contractholders on matters relating to the Series Fund. Participants/Contractholders can direct how Prudential will vote for them.
42	The MEDLEYTM Program

As a VCA 10 Participant/Contractholder, you are entitled to the number of votes that corresponds to the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 10, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential's votes will be cast in the same proportion that the other Participants/Contractholders vote—for example, if 25% of those who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.
LITIGATION
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Prudential establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2019, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Prudential reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the ability of Prudential to meet its obligations under the Contracts.
POLICIES OF THE VCA ACCOUNTS
Disclosure of Portfolio Holdings
A description of the policies and procedures of VCA 10 with respect to the disclosure of portfolio securities is described in the Statement of Additional Information.
Frequent Trading Policy of VCA 11 and VCA 24
The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers. We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same
43

variable investment option within a rolling 30-day period. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria.
In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
■	Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.
■	Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder's adoption of Prudential's Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or fax for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.
■	Action by an Underlying Fund. The Series Fund portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.
44	The MEDLEYTM Program

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Frequent Trading Policy of VCA 10
VCA 10 seeks to prevent patterns of frequent purchases and redemptions of VCA 10 Units by Contractholders and Participants. Frequent purchases and sales of VCA 10 Units may adversely affect VCA 10 performance and the interests of long-term investors. When a Contractholder or Participant engages in frequent or short-term trading, VCA 10 may have to sell portfolio securities to have the cash necessary to redeem Units. This can happen when it is not advantageous to sell any securities, so VCA 10's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because VCA 10 cannot predict how much cash it will have to invest. In addition, if VCA 10 is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, VCA 10 may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain Contractholders and Participants may cause dilution in the value of Units held by other Contractholders and Participants. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share or unit prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share or unit price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor's frequent trading strategy.
VCA 10 does not knowingly accommodate or permit frequent trading, and the VCA 10 Committee has adopted policies and procedures designed to discourage or prevent frequent trading activities by Contractholders and Participants.
Trading in VCA 10 is subject to the procedures, warnings and restrictions outlined in the previous section for VCA 24. Therefore, under the Contracts, trading by Contractholders and Participants in VCA 24 investment options and VCA 10 are subject to the same overall restrictions on frequent trading.
Contractholders and Participants seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of VCA 10 to prevent such trading, there is no guarantee that VCA 10 or Prudential will be able to identify these Contractholders and Participants or curtail their trading practices. VCA 10 does not have any arrangements intended to permit trading of its Units in contravention of the policies described above.
Service Providers
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act. The entities engaged by us may change over time. As of December 31, 2019, non-affiliated entities that could be deemed service providers to separate accounts funding the Contracts consisted of the following:
■	Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717.
■	Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster PA 17602, 391 Steel Way, Lancaster PA 17601, and 55 Water Street, 11th Floor, New York, NY 10041.
■	EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507.
■	ExlService Philippines, Inc. (call center operations) located at 9th floor 2Quad Building, Cardinal Rosales Avenue, corner Sumilon Road, Cebu Business Park, Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive, Pasay City 1308 Manila Philippines.
■	State Street Bank—Kansas City (custodian and fund accountant) located at 801 Pennsylvania, Kansas City, MO 64105.
45

■	Tata Consultancy Services Ltd. (administrative processing), located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai – 400097 India.
■	Markit on Demand, Inc. (calculation of performance and creation of fact sheets), located at 5775 Flatiron Parkway, Boulder, CO 80301.
With respect to certain retirement plans, Fidelity Investments Institutional Operations Company, Inc., located at 245 Summer Street, Boston MA 02210 and Fidelity Brokerage Services LLC (collectively, “Fidelity”), located at 900 Salem Street, Smithfield, RI 02917 and Teachers Insurance and Annuity Association of America on its own behalf and on behalf of its affiliate TIAA-CREF Individual & Institutional Services, LLC (“TC Services”) mailing address of 8500 Andrew Carnegie Boulevard, Charlotte NC 28262, serve as agents of Prudential for purposes of accepting orders and also perform certain other services as agents of Prudential.
OTHER INFORMATION
Registration statements under the Securities Act have been filed with the SEC with respect to the Contracts. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.
For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.
A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100.
46	The MEDLEYTM Program

TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
Table of Contents—Statement of Additional Information

Investment Management & Administration	3
Management & Advisory Arrangements	3
Fundamental Investment Restrictions Adopted by VCA 10	9
Non-Fundamental Investment Restrictions adopted by VCA 10	9
Investment Restrictions Imposed by State Law	10
Additional Information About Financial Futures Contracts	12
Additional Information About Options	12
Forward Foreign Currency Exchange Contracts	16
Interest Rate Swap Transactions	16
Illiquid Securities	17
Portfolio Turnover Rate	17
Portfolio Brokerage and Related Practices	17
Custody of Securities	19

The VCA 10 Committee and Officers	21
Management of VCA 10	21

Policies of VCA 10	29
Proxy Voting & Recordkeeping	29
Disclosure of Portfolio Holdings	32

Information About Prudential	34
Executive Officers and Directors of The Prudential Insurance Company of America	34

Sale of Group Variable Annuity Contracts	38
Information About Contract Sales	38

Financial Statements	39
Financial Statements of VCA 10, VCA 11, VCA 24 and The Prudential Insurance Company of America	39
47

FINANCIAL HIGHLIGHTS AND ACCUMULATION UNIT VALUES
INTRODUCTION
VCA 10. The following financial highlights for VCA 10 for the years ended December 31, 2019, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011 and 2010 were derived from financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The information set out below should be read together with the financial statements and related notes that also appear in the Annual Report for VCA 10, which is available, at no charge, as described on the back cover of this prospectus.
VCA 11. The following accumulation unit values for VCA 11 are for the fiscal years ended December 31, 2019 and 2018, and for the fiscal period from April 28, 2017 through December 31, 2017. Effective as of April 28, 2017, VCA 11 changed its form of organization and registration under the federal securities laws, and registered as a unit investment trust. Prior to April 28, 2017, VCA 11 was registered under the federal securities laws as an open-end management investment company. For the years ended December 31, 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008 the financial highlights for VCA 11 are provided below.
VCA 24. The following accumulation unit values for VCA 24 are for the years ended December 31, 2019, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011 and 2010.
VCA 10 FINANCIAL HIGHLIGHTS
Income and Capital Changes Per Accumulation Unit* (For an Accumulation Unit outstanding throughout the year/period).
	Year Ended December 31, 2019			Year Ended December 31, 2018
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ 0.4116	$ 0.4617	$ 0.4633	$ 0.3666	$ 0.4087	$ 0.4102
Expenses
Investment management fee	(0.0516)	(0.0579)	(0.0581)	(0.0500)	(0.0558)	(0.0560)
Administrative expenses	(0.1544)	(0.0579)	(0.0465)	(0.1497)	(0.0558)	(0.0448)
Net Investment Income	0.2056	0.3459	0.3587	0.1669	0.2971	0.3094
Capital Changes
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.6253	5.1859	5.2076	(1.7016)	(1.9064)	(1.9142)
Net Increase (Decrease) in Accumulation Unit Value	4.8309	5.5318	5.5663	(1.5347)	(1.6093)	(1.6048)
Accumulation Unit Value
Beginning of year	17.9471	20.0793	20.1588	19.4818	21.6886	21.7635
End of year	$22.7780	$25.6111	$25.7251	$17.9471	$20.0793	$20.1588
Total Return**	26.89%	27.52%	27.58%	(7.88)%	(7.42)%	(7.37)%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%
Ratio of Net Investment Income To Average Net Assets***	1.00%	1.50%	1.55%	0.84%	1.34%	1.39%
Portfolio Turnover Rate	48%	48%	48%	36%	36%	36%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	6,347	179	398	7,081	181	427
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	Year Ended December 31, 2017			Year Ended December 31, 2016
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ 0.2909	$ 0.3229	$ 0.3239	$ 0.2736	$ 0.3019	$ 0.3027
Expenses
Investment management fee	(0.0440)	(0.0489)	(0.0491)	(0.0369)	(0.0407)	(0.0408)
Administrative expenses	(0.1318)	(0.0489)	(0.0392)	(0.1103)	(0.0407)	(0.0327)
Net Investment Income	0.1151	0.2251	0.2356	0.1264	0.2205	0.2292
Capital Changes
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.4389	3.8193	3.8316	0.8068	0.8955	0.8983
Net Increase (Decrease) in Accumulation Unit Value	3.5540	4.0444	4.0672	0.9332	1.1160	1.1275
Accumulation Unit Value
Beginning of year	15.9278	17.6442	17.6963	14.9946	16.5282	16.5688
End of year	$19.4818	$21.6886	$21.7635	$15.9278	$17.6442	$17.6963
Total Return**	22.31%	22.92%	22.98%	6.22%	6.75%	6.80%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%
Ratio of Net Investment Income To Average Net Assets***	0.65%	1.15%	1.20%	0.85%	1.34%	1.39%
Portfolio Turnover Rate	49%	49%	49%	42%	42%	42%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	7,755	190	474	8,606	212	522

	Year Ended December 31, 2015			Year Ended December 31, 2014
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ 0.2397	$ 0.2631	$ 0.2637	$ 0.1871	$ 0.2046	$ 0.2049
Expenses
Investment management fee	(0.0384)	(0.0422)	(0.0423)	(0.0362)	(0.0397)	(0.0398)
Administrative expenses	(0.1149)	(0.0422)	(0.0339)	(0.1086)	(0.0397)	(0.0318)
Net Investment Income	0.0864	0.1787	0.1875	0.0423	0.1252	0.1333
Capital Changes
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.3479)	(0.3837)	(0.3847)	1.4515	1.5879	1.5907
Net Increase (Decrease) in Accumulation Unit Value	(0.2615)	(0.2050)	(0.1972)	1.4938	1.7131	1.7240
Accumulation Unit Value
Beginning of year	15.2561	16.7332	16.7660	13.7623	15.0201	15.0420
End of year	$14.9946	$16.5282	$16.5688	$ 15.2561	$ 16.7332	$ 16.7660
Total Return**	(1.71)%	(1.23)%	(1.18)%	10.85%	11.41%	11.46%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%
Ratio of Net Investment Income To Average Net Assets***	0.57%	1.06%	1.11%	0.29%	0.78%	0.83%
Portfolio Turnover Rate	47%	47%	47%	70%	70%	70%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	9,595	219	609	10,646	242	657
49

	Year Ended December 31, 2013			Year Ended December 31, 2012
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ 0.1792	$ 0.1950	$ 0.1952	$ 0.1825	$ 0.1975	$ 0.1976
Expenses
Investment management fee	(0.0303)	(0.0330)	(0.0330)	(0.0251)	(0.0272)	(0.0272)
Administrative expenses	(0.0906)	(0.0330)	(0.0264)	(0.0752)	(0.0272)	(0.0218)
Net Investment Income	0.0583	0.1290	0.1358	0.0822	0.1431	0.1486
Capital Changes
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.1834	3.4658	3.4700	1.0786	1.1677	1.1686
Net Increase (Decrease) in Accumulation Unit Value	3.2417	3.5948	3.6058	1.1608	1.3108	1.3172
Accumulation Unit Value
Beginning of year	10.5206	11.4253	11.4362	9.3598	10.1145	10.1190
End of year	$ 13.7623	$ 15.0201	$ 15.0420	$ 10.5206	$ 11.4253	$ 11.4362
Total Return**	30.81%	31.46%	31.53%	12.40%	12.96%	13.02%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%
Ratio of Net Investment Income To Average Net Assets***	0.48%	0.98%	1.03%	0.82%	1.32%	1.37%
Portfolio Turnover Rate	69%	69%	69%	44%	44%	44%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	11,720	224	751	13,204	205	891

	Year Ended December 31, 2011
	Standard Contract	0.50% Contract	0.45% Contract†
Investment Income	$ 0.1448	$ 0.1559	$ 0.1203
Expenses
Investment management fee	(0.0250)	(0.0270)	(0.0200)
Administrative expenses	(0.0749)	(0.0270)	(0.0160)
Net Investment Income	0.0449	0.1019	0.0843
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	(0.7945)	(0.8579)	(1.5558)
Net Increase (Decrease) in Accumulation Unit Value	(0.7496)	(0.7560)	(1.4715)
Accumulation Unit Value
Beginning of period	10.1094	10.8705	11.5905
End of period	$ 9.3598	$10.1145	$10.1190
Total Return**	(7.41)%	(6.95)%	(12.70)%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%††
Ratio of Net Investment Income To Average Net Assets***	0.44%	0.94%	1.03%††
Portfolio Turnover Rate	56%	56%	56%†††
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	15,386	205	1,001
†	Inception Date — April 1, 2011.
††	Annualized.
†††	Not Annualized.
50	The MEDLEYTM Program

Year Ended December 31, 2010
Investment Income	$0.1531
Expenses
Investment management fee	(0.0227)
Administrative expenses	(0.0678)
Net Investment Income	0.0626
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	0.9846
Net Increase (Decrease) in Accumulation Unit Value	1.0472
Accumulation Unit Value
Beginning of year	9.0708
End of year	$10.1180
Total Return**	11.54%
Ratio of Expenses To Average Net Assets***	1.00%
Ratio of Net Investment Income To Average Net Assets***	0.69%
Portfolio Turnover Rate	70%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	18,330
*Calculated by accumulating the actual per unit amounts daily.
**Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
***These calculations exclude PICA’s equity in VCA-10.
The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.
The above tables do not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.
Prudential issues standard VCA 10 contracts (the “Standard Contracts”), with total annual expenses of 1.00% (as a percentage of average daily net assets). Standard Contracts offer only Class I Units. Prudential also issues contracts with lower administrative expenses where warranted by economies of scale and the expense characteristics of the Contractholder’s retirement arrangement. Prior to January 1, 2011, Prudential issued Standard Contracts and contracts with annual expenses of 0.50% (as a percentage of average daily net assets) (the “0.50% contracts”). The 0.50% contracts offer only Class II Units. The Accumulation Unit Values were previously shown on a combined basis. During 2011, Prudential issued VCA 10 contracts with annual expenses of 0.45% (as a percentage of average daily net assets) (the “0.45% contracts”). The 0.45% contracts only offer Class III Units. The financial statements now show separate Accumulation Unit Values for each class of Unit / contract.
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VCA 11 ACCUMULATION UNIT VALUES
Government Money Market Portfolio (Assumes an Administrative Fee of .75%)#
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Beginning of period* (rounded)	$3.21	$3.18	$3.18	—	—	—	—	—	—	—
End of period (rounded)	$3.25	$3.21	$3.18	—	—	—	—	—	—	—
Accumulation Units Outstanding at period-end (000 omitted)	5,085	5,454	5,517	—	—	—	—	—	—	—
* VCA 11 became a Unit Investment Trust effective as of April 28, 2017.
# Prudential has entered into a reimbursement arrangement applicable only to VCA 11 to offset any fees and expenses of the Government Money Market Portfolio in excess of 0.25% of average annual net assets. The annualized rate of reimbursement in effect as of December 31st for the year ended 2019 is .10%.
Government Money Market Portfolio (Assumes an Administrative Fee of .25%)#
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Beginning of period* (rounded)	$3.56	$3.51	$3.50	—	—	—	—	—	—	—
End of period (rounded)	$3.63	$3.56	$3.51	—	—	—	—	—	—	—
Accumulation Units Outstanding at period-end (000 omitted)	326	333	412	—	—	—	—	—	—	—
* VCA 11 became a Unit Investment Trust effective as of April 28, 2017.
# Prudential has entered into a reimbursement arrangement applicable only to VCA 11 to offset any fees and expenses of the Government Money Market Portfolio in excess of 0.25% of average annual net assets. The annualized rate of reimbursement in effect as of December 31st for the year ended 2019 is .10%.
Government Money Market Portfolio (Assumes an Administrative Fee of .20%)#
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Beginning of period* (rounded)	$3.58	$3.53	$3.51	—	—	—	—	—	—	—
End of period (rounded)	$3.64	$3.58	$3.53	—	—	—	—	—	—	—
Accumulation Units Outstanding at period-end (000 omitted)	225	250	275	—	—	—	—	—	—	—
* VCA 11 became a Unit Investment Trust effective as of April 28, 2017.
# Prudential has entered into a reimbursement arrangement applicable only to VCA 11 to offset any fees and expenses of the Government Money Market Portfolio in excess of 0.25% of average annual net assets. The annualized rate of reimbursement in effect as of December 31st for the year ended 2019 is .10%.
52	The MEDLEYTM Program

VCA 11 FINANCIAL HIGHLIGHTS
Income Per Accumulation Unit* (For an Accumulation Unit outstanding throughout the period)
	Year Ended December 31, 2016			Year Ended December 31, 2015
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ .0189	$ .0206	$ .0207	$ .0066	$ .0071	$ .0071
Expenses
Investment management fee	(.0080 )	(.0087 )	(.0088 )	(.0080 )	(.0087 )	(.0088 )
Administrative expenses	(.0239 )	(.0087 )	(.0070 )	(.0239 )	(.0087 )	(.0069 )
Net Investment Income (Loss)	(.0130 )	(.0032 )	.0049	(.0253 )	(.0103 )	(.0086 )
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	.0008	.0009	.0009	.0000 ††	.0000 ††	.0000 ††
Net Increase (Decrease) in Accumulation Unit Value	(.0122 )	.0041	.0058	(.0253 )	(.0103 )	(.0086 )
Accumulation Unit Value
Beginning of year	3.1966	3.4939	3.5025	3.2219	3.5042	3.5111
End of year	$ 3.1844	$ 3.4980	$ 3.5083	$ 3.1966	$ 3.4939	$ 3.5025
Total Return**	(.38%)	.12%	.17%	(.79%)	(.29%)	(.24%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Income (Loss) To Average Net Assets***	(.41%)	.09%	.14%	(.79%)	(.29%)	(.24%)
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	6,656	425	297	7,077	456	314
	Year Ended December 31, 2014			Year Ended December 31, 2013
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ .0052	$ .0056	$ .0056	$ .0060	$ .0063	$ .0064
Expenses
Investment management fee	(.0081 )	(.0088 )	(.0088 )	(.0081 )	(.0087 )	(.0087 )
Administrative expenses	(.0242 )	(.0088 )	(.0070 )	(.0244 )	(.0087 )	(.0071 )
Net Investment Loss	(.0271 )	(.0120 )	(.0102 )	(.0265 )	(.0111 )	(.0094 )
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	.0000 ††	.0000 ††	.0000 ††	.0001	.0001	.0001
Net Increase (Decrease) in Accumulation Unit Value	(.0271 )	(.0120 )	(.0102 )	(.0264 )	(.0110 )	(.0093 )
Accumulation Unit Value
Beginning of year	3.2490	3.5162	3.5213	3.2754	3.5272	3.5306
End of year	$ 3.2219	$ 3.5042	$ 3.5111	$ 3.2490	$ 3.5162	$ 3.5213
Total Return**	(.83%)	(.34%)	(.29%)	(.81%)	(.31%)	(.26%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Income (Loss) To Average Net Assets***	(.84%)	(.34%)	(.29%)	(.81%)	(.32%)	(.27%)
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	7,653	458	335	8,446	502	393
††	Less than $.00005.
53

Year Ended December 31, 2012
	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ .0081	$ .0085	$ .0086
Expenses
Investment management fee	(.0083 )	(.0088 )	(.0088 )
Administrative expenses	(.0246 )	(.0088 )	(.0071 )
Net Investment Loss	(.0248 )	(.0091 )	(.0073 )
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	.0001	.0001	.0001
Net Increase (Decrease) in Accumulation Unit Value	(.0247 )	(.0090 )	(.0072 )
Accumulation Unit Value
Beginning of year	3.3001	3.5362	3.5378
End of year	$ 3.2754	$ 3.5272	$ 3.5306
Total Return**	(.75%)	(.25%)	(.20%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%
Ratio of Net Investment Income (Loss) To Average Net Assets***	(.75%)	(.26%)	(.21%)
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	9,435	500	433
54	The MEDLEYTM Program

	Year/Period Ended December 31, 2011
	Standard Contract	0.50% Contract	0.45% Contract†
Investment Income	$ .0070	$ .0073	$ .0051
Expenses
Investment management fee	(.0083)	(.0088)	(.0067)
Administrative expenses	(.0248)	(.0088)	(.0053)
Net Investment Income (Loss)	(.0261)	(.0103)	(.0069)
Capital Changes
Net realized gain (loss) on investment transactions	.0001	.0001	.0000††
Net Increase (Decrease) in Accumulation Unit Value	(.0260)	(.0102)	(.0069)
Accumulation Unit Value
Beginning of period	3.3261	3.5464	3.5447
End of period	$3.3001	$3.5362	$3.5378
Total Return**	(.78%)	(.29%)	(.19%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%†††
Ratio of Net Investment Income (Loss) To Average Net Assets***	(.79%)	(.29%)	(.23%)†††
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	10,650	495	458
†	Inception Date — April 1, 2011.
††	Less than $.00005.
†††	Annualized.

	Year Ended December 31,
	2010	2009
Investment Income	$ .0136	$ .0239
Expenses
Investment management fee	(.0083)	(.0084)
Administrative expenses	(.0249)	(.0251)
Net Investment Income (Loss)	(.0196)	(.0096)
Capital Changes
Net realized gain (loss) on investment transactions	—	—
Net Increase (Decrease) in Accumulation Unit Value	(.0196)	(.0096)
Accumulation Unit Value
Beginning of period	3.3520	3.3616
End of period	$3.3324	$3.3520
Total Return**	(.58)%	(.29)%
Ratio of Expenses To Average Net Assets***	1.00%	1.00%
Ratio of Net Investment Income (Loss) To Average Net Assets***	(.71)%	(.30)%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	12,886	14,777
55

	2008	2007
Investment Income	$.1010	$.1735
Expenses
Investment Management Fee	(.0083)	(.0080)
Administrative Expenses	(.0250)	(.0235)
Net Increase in Accumulation Unit Value	.0677	.1420
Accumulation Unit Value
Beginning of Year	3.2939	3.1519
End of Year	$3.3616	$3.2939
Total Return**	2.06%	4.51%
Ratio of Expenses to Average Net Assets***	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets**	2.00%	4.39%
Number of Accumulation Units Outstanding
For participants at end of year (000's omitted)	16,736	16,560
* Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
*** These calculations exclude PICA’s equity in VCA-11.
The above tables do not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.
VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of 0.75%)
Equity Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Beginning of period (rounded)	$11.11	$11.76	$9.42	$9.15	$9.00	$8.42	$6.35	$5.63	$5.88	$5.29
End of period (rounded)	$14.21	$11.11	$11.76	$9.42	$9.15	$9.00	$8.42	$6.35	$5.63	$5.88
Accumulation Units Outstanding at period-end (000 omitted)	9,140	10,103	10,945	12,125	13,561	15,097	16,667	18,456	21,952	25,435

Diversified Bond Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Beginning of period (rounded)	$6.11	$6.17	$5.81	$5.54	$5.60	$5.26	$5.34	$4.86	$4.56	$4.16
End of period (rounded)	$6.73	$6.11	$6.17	$5.81	$5.54	$5.60	$5.26	$5.34	$4.86	$4.56
Accumulation Units Outstanding at period-end (000 omitted)	3,850	4,040	4,393	4,880	5,403	5,949	6,672	7,965	9,452	10,390

Flexible Managed Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Beginning of period (rounded)	$7.85	$8.26	$7.24	$6.72	$6.70	$6.08	$5.10	$4.53	$4.37	$3.93
End of period (rounded)	$9.34	$7.85	$8.26	$7.24	$6.72	$6.70	$6.08	$5.10	$4.53	$4.37
Accumulation Units Outstanding at period-end (000 omitted)	6,357	6,945	7,645	8,590	9,422	10,293	11,127	12,362	13,727	15,566

56	The MEDLEYTM Program

Conservative Balanced Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Beginning of period (rounded)	$6.47	$6.68	$5.99	$5.63	$5.65	$5.23	$4.54	$4.11	$3.96	$3.57
End of period (rounded)	$7.61	$6.47	$6.68	$5.99	$5.63	$5.65	$5.23	$4.54	$4.11	$3.96
Accumulation Units Outstanding at period-end (000 omitted)	6,022	6,450	6,999	7,760	8,306	9,301	10,039	10,928	11,821	13,354

Stock Index Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Beginning of period (rounded)	$13.70	$14.47	$12.00	$10.81	$10.76	$9.57	$7.31	$6.37	$6.29	$5.53
End of period (rounded)	$17.82	$13.70	$14.47	$12.00	$10.81	$10.76	$9.57	$7.31	$6.37	$6.29
Accumulation Units Outstanding at period-end (000 omitted)	10,732	11,531	12,811	14,054	15,381	16,829	18,322	20,186	22,223	25,881

Global Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Beginning of period (rounded)	$5.11	$5.55	$4.48	$4.32	$4.26	$4.15	$3.29	$2.82	$3.05	$2.73
End of period (rounded)	$6.61	$5.11	$5.55	$4.48	$4.32	$4.26	$4.15	$3.29	$2.82	$3.05
Accumulation Units Outstanding at period-end (000 omitted)	4,876	5,261	5,636	6,331	6,965	7,613	8,349	9,396	10,435	11,729

Government Income Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Beginning of period (rounded)	$3.53	$3.53	$3.45	$3.41	$3.41	$3.24	$3.35	$3.25	$3.05	$2.87
End of period (rounded)	$3.73	$3.53	$3.53	$3.45	$3.41	$3.41	$3.24	$3.35	$3.25	$3.05
Accumulation Units Outstanding at period-end (000 omitted)	3,019	3,228	3,522	3,765	4,183	4,615	4,956	5,870	10,846	11,024
VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of 0.20%)
Conservative Balanced Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$7.90	$8.11	$7.23	$6.76	$6.74	$6.21	$5.36	$4.83	$4.70
End of period (rounded)	$9.34	$7.90	$8.11	$7.23	$6.76	$6.74	$6.21	$5.36	$4.83
Accumulation Units Outstanding at period-end (000 omitted)	208	227	259	315	348	371	397	430	462

Diversified Bond Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$7.45	$7.48	$7.01	$6.65	$6.68	$6.25	$6.31	$5.71	$5.34
End of period (rounded)	$8.25	$7.45	$7.48	$7.01	$6.65	$6.68	$6.25	$6.31	$5.71
Accumulation Units Outstanding at period-end (000 omitted)	222	245	266	284	322	346	380	408	440

Equity Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$13.55	$14.27	$11.37	$10.98	$10.75	$10.00	$7.50	$6.61	$7.00
57

Equity Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011*
End of period (rounded)	$17.43	$13.55	$14.27	$11.37	$10.98	$10.75	$10.00	$7.50	$6.61
Accumulation Units Outstanding at period-end (000 omitted)	483	524	586	646	772	839	933	1,029	1,145

Flexible Managed Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$9.58	$10.02	$8.73	$8.06	$8.00	$7.22	$6.02	$5.32	$5.21
End of period (rounded)	$11.46	$9.58	$10.02	$8.73	$8.06	$8.00	$7.22	$6.02	$5.32
Accumulation Units Outstanding at period-end (000 omitted)	353	386	419	447	500	538	572	603	660

Global Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$6.18	$6.69	$5.37	$5.15	$5.04	$4.89	$3.85	$3.28	$3.61
End of period (rounded)	$8.05	$6.18	$6.69	$5.37	$5.15	$5.04	$4.89	$3.85	$3.28
Accumulation Units Outstanding at period-end (000 omitted)	102	109	114	129	153	160	178	205	233

Government Income Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$4.27	$4.25	$4.14	$4.06	$4.04	$3.82	$3.92	$3.79	$3.53
End of period (rounded)	$4.54	$4.27	$4.25	$4.14	$4.06	$4.04	$3.82	$3.92	$3.79
Accumulation Units Outstanding at period-end (000 omitted)	58	60	66	69	71	75	79	84	90

Stock Index Portfolio
	2019	2018	2017	2016	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$16.71	$17.55	$14.48	$12.97	$12.85	$11.36	$8.63	$7.48	$7.55
End of period (rounded)	$21.86	$16.71	$17.55	$14.48	$12.97	$12.85	$11.36	$8.63	$7.48
Accumulation Units Outstanding at period-end (000 omitted)	588	639	742	836	940	1,010	1,099	1,181	1,287
* Portfolio was first offered in this product as of 1/24/2011.
58	The MEDLEYTM Program

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For More Information
Additional information about the Contracts can be obtained upon request without charge and can be found in the following documents:
■	Statement of Additional Information (SAI) (incorporated by reference into this prospectus)
■	Annual Report (including a discussion of market conditions and strategies that significantly affected the Contracts' performance during the previous year)
■	Semi-Annual Report
To obtain these documents or to ask any questions about the Contracts:
■	Call toll-free 1-877-778-2100
or
■	Write to The Prudential Variable Contract Account 10, 11 or 24, c/o Prudential Retirement Services 30 Scranton Office Park Scranton, PA 18507
You can also obtain copies of Contract documents from the Securities and Exchange Commission website: www.sec.gov.
SEC File No's.:
The Prudential Variable Contract Account 10: 811-03421
The Prudential Variable Contract Account 11: 811-03422
The Prudential Variable Contract Account 24: 811-05053

NOT01SU042	05/2020

The MEDLEY Program
STATEMENT OF ADDITIONAL INFORMATION • May 1, 2020
Group Variable Annuity Contracts issued through the MEDLEY Program are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10 (VCA 10), a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11 (VCA 11), a unit investment trust invested in the Government Money Market Portfolio of the Prudential Series Fund (the Series Fund) or in one or more of the seven subaccounts (Subaccounts) of The Prudential Variable Contract Account-24 (VCA 24, and together with VCA 10 and VCA 11, the VCA Accounts). Each Subaccount is invested in a corresponding Portfolio of the Series Fund.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2020, which is available without charge upon written request to The Prudential Insurance Company of America (Prudential), c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507, or by telephoning 1-877-778–2100.

3	INVESTMENT MANAGEMENT AND ADMINISTRATION
3	MANAGEMENT & ADVISORY ARRANGEMENTS
9	FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10
9	NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 10
10	INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
12	ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
12	ADDITIONAL INFORMATION ABOUT OPTIONS
16	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
16	INTEREST RATE SWAP TRANSACTIONS
17	ILLIQUID INVESTMENTS
17	PORTFOLIO TURNOVER RATE
18	PORTFOLIO BROKERAGE AND RELATED PRACTICES
19	CUSTODY OF SECURITIES
21	THE VCA 10 COMMITTEE AND OFFICERS
21	MANAGEMENT OF VCA 10
29	POLICIES OF VCA 10
29	PROXY VOTING AND RECORDKEEPING
32	DISCLOSURE OF PORTFOLIO HOLDINGS
34	INFORMATION ABOUT PRUDENTIAL
38	SALE OF GROUP VARIABLE ANNUITY CONTRACTS
38	INFORMATION ABOUT CONTRACT SALES
39	FINANCIAL STATEMENTS
39	FINANCIAL STATEMENTS OF VCA 10, VCA 11, VCA 24 AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

INVESTMENT MANAGEMENT AND ADMINISTRATION
MANAGEMENT & ADVISORY ARRANGEMENTS
The Manager of VCA 10 is PGIM Investments LLC (PGIM Investments or the Manager), 655 Broad Street, Newark, New Jersey 07102. PGIM Investments serves as manager to all of the other investment companies that, together with VCA 10, comprise the Prudential mutual funds. As of December 31, 2019, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $311.6 billion.
The assets of VCA 11 are invested in the Government Money Market Portfolio of the Series Fund, and each Subaccount of VCA 24 are invested in a corresponding portfolio of the Series Fund. The Prospectus and Statement of Additional Information of the Series Fund describe the investment management and administration of the Series Fund and its various portfolios.
PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).
Pursuant to a Management Agreement with VCA 10 (the Management Agreement), PGIM Investments, subject to the supervision of the VCA 10 Committee and in conformity with the stated policies of VCA 10, manages both the investment operations of VCA 10 and the composition of VCA 10's portfolio, including the purchase, retention, disposition and loan of securities and other assets. PGIM Investments is obligated to keep certain books and records of VCA 10 in connection therewith. PGIM Investments has hired a subadviser to provide investment advisory services to VCA 10. PGIM Investments also administers VCA 10's corporate affairs and, in connection therewith, furnishes VCA 10 with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank Trust Company, VCA 10's custodian (the Custodian). The management services of PGIM Investments to VCA 10 are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.
During the terms of the Management Agreement for VCA 10, PGIM Investments bears the following expenses:
(a) the salaries and expenses of the VCA 10 Committee members, officers, and employees of VCA 10 and PGIM Investments,
(b) all expenses incurred by PGIM Investments in connection with managing the ordinary course of VCA 10's business, other than those assumed by VCA 10 herein,
(c) the costs and expenses payable to the subadviser pursuant to the Subadvisory Agreement,
(d) the registration of VCA 10 and its shares of capital stock for the offer or sale under federal and state securities laws,
(e) the preparation, printing and distribution of prospectuses for VCA 10, and advertising and sales literature referring to VCA 10 for use and offering any security to the public,
(f) the preparation and distribution of reports and acts of VCA 10 required by and under federal and state securities laws,
(g) the legal and auditing services that may be required by VCA 10,
(h) the conduct of annual and special meetings of persons having voting rights, and
(i) the custodial and safekeeping services that may be required by VCA 10.
VCA 10 will assume and will pay the expenses described below:
(a) brokers' commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 10 in connection with its securities and futures transactions,
(b) all taxes and corporate fees payable by VCA 10 to federal, state or other governmental agencies,
(c) the cost of fidelity, VCA 10 Committee members' and officers' and errors and omissions insurance,
(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 10's business, and

3

(e) any expenses assumed by VCA 10 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the Investment Company Act of 1940, as amended (the Investment Company Act, or the 1940 Act).
VCA 10 pays a fee to PGIM Investments for the services performed and the facilities furnished by PGIM Investments computed daily and payable monthly, at the rate of 0.25% of the average daily net assets of VCA 10. The table below sets forth the amount of management fees paid by VCA 10 during the three most recent fiscal years. The Management Agreement provides that the Manager shall not be liable to VCA 10 for any error of judgment by the Manager or for any loss sustained by VCA 10 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The Management Agreement provides that it shall terminate automatically if assigned, as defined in the Investment Company Act, and that it may be terminated without penalty by either the Manager or VCA 10 (by the VCA 10 Committee Members or vote of a majority of the outstanding voting securities of VCA 10, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice.
PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 10. Fee waivers and subsidies will increase VCA 10's total return. These voluntary waivers may be terminated at any time without notice.
PGIM Investments has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison) with respect to VCA 10. The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of VCA 10. In connection therewith, Jennison is obligated to keep certain books and records of VCA 10. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of those services. Pursuant to the Subadvisory Agreement with Jennison, PGIM Investments compensates Jennison at the rate of 0.20% of VCA 10's average daily net assets. The table below sets forth the amount of subadvisory fees paid by PGIM Investments to Jennison during the three most recent fiscal years.
The Subadvisory Agreement provides that it will terminate in the event of assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by VCA 10, or by Jennison, upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.
Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Management & Subadvisory Fees Paid
	2019	2018	2017
Management Fees Paid to PGIM Investments: VCA 10	$383,909	$411,718	$399,987
Subadvisory Fees Paid to Jennison: VCA 10	$304,208	$325,652	$314,795
VCA 10 operates under a manager-of-managers structure. PGIM Investments is authorized to select (with approval of the VCA 10 Committee's independent members) one or more subadvisers to handle the actual day-to-day investment management of VCA 10. PGIM Investments monitors the subadviser's performance through quantitative and qualitative analysis and periodically reports to the VCA 10 Committee as to whether the subadviser's agreement should be renewed, terminated or modified. It is possible that PGIM Investments will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PGIM Investments is also responsible for allocating assets among the subadvisers if VCA 10 has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the account's assets, and PGIM Investments can change the allocations without VCA 10 Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.
The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits PGIM Investments to hire or amend subadvisory agreements, without participant approval, only with subadvisers that are not affiliated with Prudential Financial.

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THE CURRENT ORDER IMPOSES THE FOLLOWING CONDITIONS:
1. PGIM Investments will provide general management and administrative services to VCA 10 including overall supervisory responsibility for the general management and investment of VCA 10’s securities portfolio, and, subject to review and approval by the VCA 10 Committee, will (a) set VCA 10’s overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate VCA 10’s assets among its subadvisers in those cases where VCA 10 has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with VCA 10’s investment objectives, policies, and restrictions.
2. Before VCA 10 may rely on the order, the operation of VCA 10 in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.
3. VCA 10 will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in VCA 10’s subadvisory agreement. VCA 10 will meet this condition providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to participants of VCA 10 a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.
4. VCA 10 will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.
5. No VCA 10 Committee member or officer of VCA 10 or director or officer of PGIM Investments will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such VCA 10 Committee member, director of officer) any interest in any subadviser except for (a) ownership of interests in PGIM Investments or any entity that controls, is controlled by or is under common control with PGIM Investments, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.
6. PGIM Investments will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of VCA 10 or PGIM Investments other than by reason of serving a subadviser to one or more accounts or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the applicable account.
7. At all times, a majority of the members of the VCA 10 Committee will be persons each of whom is not an “interested person” of VCA 10 as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.
8. When a subadviser change is proposed for VCA 10 with an Affiliated Subadviser, the VCA 10 Committee, including a majority of the Independent Members, will make a separate finding, reflected in the VCA 10 Committee's minutes, that such change is in the best interests of VCA 10 and its participants and does not involve a conflict of interest from which PGIM Investments or the Affiliated subadviser derives an inappropriate advantage.
ADMINISTRATIVE EXPENSES AND OTHER CHARGES AND FEES. The tables which appear below set forth the following information:
The table entitled “Amounts Paid to Prudential for Administrative Expenses and Management Services” identifies, for the three most recent fiscal years, amounts paid by VCA 10 to Prudential for administrative expenses and for providing management services.
A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in VCA 11 and in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. The table entitled “Daily Charges” identifies, for the three most recent fiscal years, the daily charges received by Prudential.
An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant's Accumulation Account. The table entitled “Annual Account Charges” identifies, for the three most recent fiscal years, the amount of annual charges collected by Prudential from each of VCA 10, VCA 11 and VCA 24.

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A deferred sales charge is also imposed on certain withdrawals from the VCA Accounts and Subaccounts. The table below entitled “Deferred Sales Charges” identifies, for the three most recent fiscal years, the deferred sales charges imposed on withdrawals from each of VCA 10, VCA 11 and VCA 24.
Amounts Paid to Prudential for Administrative Expenses and Management Services
	2019	2018	2017
VCA 10	$1,445,476	$1,553,635	$1,508,281

Daily Charges
	2019	2018	2017
VCA 11	$113,739	$116,503	88,388
VCA 24	$3,567,958	$3,730,642	$3,361,905

Annual Account Charges
	2019	2018	2017
VCA 10	$21,711	$47,844	$18,947
VCA 11	$13,048	$27,549	$1,154
VCA 24	$74,518	$144,931	$359,875

Deferred Sales Charges
	2019	2018	2017
VCA 10	None	None	None
VCA 11	None	None	None
VCA 24	None	None	None
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS. Set forth below is additional information concerning other accounts managed by Joseph C. Esposito, CFA, Rebecca Irwin, Warren N. Koontz, Jr., CFA, Natasha Kuhlkin, CFA, Kathleen A. McCarragher, and Spiros “Sig” Segalas, the portfolio managers who are jointly and primarily responsible for the overall management of VCA 10. Information furnished is as of December 31, 2019. For each category, the number of accounts and total assets in the accounts whose fees are based on performance, if any, is indicated in italics typeface.
Information About Other Accounts Managed: VCA 10
	Registered Investment Companies (thousands)	Other Pooled Investment Vehicles (thousands)	Other Accounts (thousands) *	Ownership of Fund Securities
Joseph C. Esposito, CFA	8/$5,539,049	1/$222,584	1/$5,559	None
Rebecca Irwin	15/$18,772,657	6/$2,887,997	11/$1,467,506	None
Warren N. Koontz, Jr., CFA	9/$6,798,377	1/$222,584	1/$5,559	None
Natasha Kuhlkin,CFA	16/$50,207,054	10/$3,828,839	16/$1,500,677	None
Kathleen A. McCarragher	20/$59,520,295 1/$7,295,236	6/$2,887,997	7/$901,832	None
Spiros “Sig” Segalas	12/$48,414,156	2/$161,949	2/$658,295	None
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
As of December 31, 2019, none of the portfolio managers listed in the above table owned securities issued by VCA 10. The general public may not invest in VCA 10. Instead, VCA 10 investments may be made only by participants under certain retirement arrangements.
JENNISON COMPENSATION: Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

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Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
•	One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
•	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Qualitative factors such as teamwork and responsiveness;
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
•	Historical and long-term business potential of the product strategies.
POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside

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unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison has adopted a conflicts of interest policy and procedures.
■	Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

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FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10
In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of VCA 10.
Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 10's total assets, more than 5% of VCA 10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 10's total assets (determined at the time of the investment) would be invested in a single industry.
For purposes of the investment restriction relating to concentration in particular industries, VCA 10 relies on the “industry” classification of the Global Industry Classification System (GICS), published by S&P, when applying this 25% limit.  VCA 10’s reliance on the classification system is not a fundamental policy of VCA 10 and, therefore, can be changed without shareholder approval.
Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).
Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.
Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.
Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33% of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.
Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.
Underwriting of Securities. VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.
Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.
NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 10
The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The VCA 10 Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.
Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act and the rules and regulations thereunder; Provided, however, that VCA 10 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.
Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.

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Illiquid Securities. VCA 10 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 10's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 10 purchases an illiquid security.
INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
In addition to the investment objectives, policies and restrictions that they have adopted, VCA 10 must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, VCA 10 will comply, without the approval of Participants or others having voting rights in respect of VCA 10, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:
1. VCA 10 may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.
2. The stock of a corporation may not be purchased unless (a) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (b) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.
3. Any common stock purchased must be (a) listed or admitted to trading on a securities exchange in the United States or Canada; or (b) included in the National Association of Securities Dealers' (Note: The National Association of Securities Dealers is now known as the Financial Industry Regulatory Authority, or “FINRA”) national price listings of “over-the-counter” securities; or (c) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.
4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of VCA 10 would be invested in the securities of such corporation.
The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that VCA 10 will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of VCA 10.
Important Note: Pursuant to permissions granted to VCA 10 by the New Jersey Department of Insurance, VCA 10 may invest in the following securities which would otherwise be impermissible investments for VCA 10 under New Jersey law:
■	VCA 10 may invest up to 30% of its total assets in foreign securities traded on United States or Canadian exchanges, or traded on exchanges in foreign markets outside the United States and Canada as specifically identified by the New Jersey Department of Insurance.
■	VCA 10 may invest in securities that do not otherwise meet the dividend or earnings requirements of New Jersey law in excess of the 5% limitation set forth above.
Investment limitations may also arise under the insurance laws and regulations of other states where the contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolio of VCA 10.
VCA 10 has adopted a Code of Ethics. In addition, PGIM Investments, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by VCA 10. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when VCA 10 is making such investments. VCA 11 and VCA 24 are not required to adopt a Code of Ethics because they invest only in shares of the Series Fund portfolios. The Codes of Ethics for VCA 10 and the Series Fund portfolios in which VCA 11 and VCA 24 invest can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. These Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies on these Codes of Ethics may be obtained,

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after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Station, Washington, D.C. 20549-0102.

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ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
As described in the prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.
VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.” There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.
There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.
ADDITIONAL INFORMATION ABOUT OPTIONS
As described in the prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.
In addition to those described in the prospectus, options have other risks, primarily related to market fluctuations and liquidity. Unanticipated fluctuations in the financial markets could result in losses to VCA 10 on its options positions. Additionally a position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist,

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although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.
The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.
OPTIONS ON EQUITY SECURITIES. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the NASDAQ or that result from privately negotiated transactions with broker-dealers (OTC options). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.
VCA 10 will write only “covered” options on stocks. A call option is covered if: (1) VCA 10 owns the security underlying the option; (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
VCA 10 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.
VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.
VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.
OPTIONS ON DEBT SECURITIES. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.
VCA 10 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

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VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10's broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 10's use of straddles will be limited to 5% of VCA 10's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10's net assets at the time the straddle is written).
VCA 10 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.
VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.
VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.
VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.
OPTIONS ON STOCK INDICES. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.
VCA 10 will write only “covered” options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 10's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

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A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.
The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10's equity securities. It is also possible that the index may rise when VCA 10's securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.
There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.
Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.
OPTIONS ON FOREIGN CURRENCIES. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.
OPTIONS ON FUTURES CONTRACTS. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the

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exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates. Forward contracts are individually negotiated and privately traded, so they are dependent on the creditworthiness of the counterparty and subject to counterparty default risk.
VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
VCA 10's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
INTEREST RATE SWAP TRANSACTIONS
VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same-to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 10's total return will be less than if VCA 10 had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is also the risk that the counterparty will be unable to honor its financial obligations to VCA 10. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of VCA 10 and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by VCA 10 to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in VCA 10 and its counterparties posting higher amounts for uncleared swaps.
LIBOR AND OTHER REFERENCE RATES. VCA 10’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, European Interbank Offer Rate (EURIBOR), Sterling Overnight Interbank Average Rate (SONIA), and other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the

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determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect investment performance.
CORONAVIRUS. A recent outbreak of respiratory disease caused by a coronavirus was detected in Wuhan City, Hubei Province, China and has since spread internationally. The virus, named “SARS-CoV-2” (sometimes referred to as the “corona virus” and abbreviated as “COVID-19”) has resulted in disruptions to global markets, including through border closings, restrictions on travel, expedited and enhanced health screenings, quarantines, cancellations, disruptions to supply chains and reduced customer and client activity in multiple markets and sectors, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, individual companies and investment products, and the market in general in ways that cannot necessarily be foreseen at the present time. The impact may be short term or may last for an extended period of time. Investment performance may be adversely affected by impacts caused by COVID-19.
ILLIQUID INVESTMENTS
Pursuant to Rule 22e-4 under the 1940 Act, VCA 10 may not acquire any “illiquid investment” if, immediately after the acquisition, VCA 10 would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that VCA 10 reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are classified as liquid investments. VCA 10 has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the VCA 10 Committee has approved the designation of State Street Bank Trust Company to administer VCA 10’s liquidity risk management program and related procedures. The 15% limit is applied as of the date VCA 10 purchases an illiquid investment. It is possible that VCA 10’s holdings of illiquid investments could exceed the 15% limit as a result of, for example, market developments or redemptions.
VCA 10 may purchase certain restricted securities that can be resold to institutional investors and which may be classified as liquid pursuant to VCA 10’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of VCA 10’s assets in illiquid investments may restrict the ability of VCA 10 to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where VCA 10’s operations require cash, such as when VCA 10 has net redemptions, and could result in VCA 10 borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by VCA 10 or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by VCA 10 are required to be registered under the securities laws of one or more jurisdictions before being resold, VCA 10 may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, VCA 10 may obtain access to material non-public information, which may restrict VCA 10’s ability to conduct transactions in those securities.
PORTFOLIO TURNOVER RATE
VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may

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result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA 10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%.
The table below sets forth the annual portfolio turnover rate for VCA 10 for the three most recent fiscal years.
VCA 10 Portfolio Turnover Rate
	2019	2018	2017
	48%	36%	49%
PORTFOLIO BROKERAGE AND RELATED PRACTICES
VCA 10 has adopted a policy pursuant to which VCA 10 and its manager, subadviser, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 10 shares by directing brokerage transactions to that broker. VCA 10 has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits VCA 10, the Manager, and the subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 10 and is not influenced by considerations about the sale of VCA 10 shares.
The subadviser is responsible for decisions to buy and sell securities for VCA 10, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers who will receive a commission paid by VCA 10. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.
In placing orders for portfolio transactions for VCA 10, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.
In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PGIM Investments and/or, Jennison review the allocation among brokers of orders for equity securities and the commissions that were paid.
When selecting a broker or dealer in connection with a transaction for VCA 10, consideration is given to whether the broker or dealer has furnished PGIM Investments or Jennison with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.
These services include statistical and economic data and research reports on particular companies and industries. PGIM Investments and Jennison use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA 10 may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for VCA 10. Although PGIM Investments’ present policy is not to permit higher spreads or commissions to be paid on transactions for VCA 10 in order to secure research and statistical services from brokers or dealers, PGIM Investments might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of the VCA 10 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.
When investment opportunities arise that may be appropriate for more than one entity for which PGIM Investments or a subadviser serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which PGIM Investments or a subadviser acts as investment manager or adviser have different investment objectives and strategies, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.

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An affiliated broker may be employed to execute brokerage transactions on behalf of VCA 10 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2019, 2018, and 2017 VCA 10 did not pay any commissions to any affiliated brokers. VCA 10 may not engage in any transactions in which Prudential or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.
PGIM Investments or Jennison may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA 10.
The table below sets forth the amount of brokerage commissions paid by VCA 10 to various brokers in connection with securities transactions during the three most recent fiscal years.
Brokerage Commissions Paid by VCA 10
	2019	2018	2017
	$78,162	$63,711	$65,500
CUSTODY OF SECURITIES
Custodian. State Street Bank Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 10's assets and maintains certain books and records in connection therewith.
CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, each of VCA 10, VCA 11 and VCA 24 (the VCA Accounts) are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from the VCA Accounts’ third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the VCA Accounts invest, may cause significant disruptions in the business operations of the VCA Accounts. Potential impacts may include, but are not limited to, potential financial losses for each of the VCA Accounts and the issuers’ securities, the inability of shareholders to conduct transactions with the VCA Accounts, an inability of the VCA Accounts to calculate unit values, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on participants, cyber security failures by the VCA Accounts and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the VCA Accounts, and reputational damage. The VCA Accounts may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The VCA Accounts may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the VCA Accounts and their service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the VCA Accounts cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which the VCA Accounts invest.

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FOREIGN MARKET DISRUPTION AND GEOPOLITICAL RISKS. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus in central China’s Hubei province and elsewhere globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.

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THE VCA 10 COMMITTEE AND OFFICERS
MANAGEMENT OF VCA 10
VCA 10 is managed by the VCA 10 Committee. The members of the VCA 10 Committee are elected by the persons having voting rights in respect of VCA 10. The affairs of VCA 10 are conducted in accordance with the Rules and Regulations of VCA 10.
Information pertaining to the Members of the VCA 10 Committee (hereafter referred to as “Board Members”) is set forth below. Board Members who are not deemed to be “interested persons” of VCA 10 as defined in the Investment Company Act are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of VCA 10 are referred to as “Interested Board Members.” “Fund Complex” consists of VCA 10 and any other investment companies managed by PGIM Investments. VCA 10 is also referred to as “Fund,” and together with certain registered investment companies overseen by the VCA 10 Committee, the “Funds.”
Independent Board Members
Name, Address Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005
Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013
Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

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Interested Board Members
Name, Address Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012
Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French 12/22/62 Secretary	Vice President within PGIM Investments LLC (since December 2018 - present) of PGIM Investments; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.	Since October 2006
Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019
Melissa Gonzalez 2/10/80 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015
Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General's Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:
■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement, the Manager pays all compensation of VCA 10’s Officers and employees as well as the fees and expenses of all Independent and Interested Board Members.
The Manager pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.
Independent Board Members may defer receipt of their compensation pursuant to a deferred compensation agreement with each Account. Under the terms of the agreement, Prudential accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any PGIM Investments mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The obligation to make payments of deferred Board Members' compensation, together with interest thereon, is a general obligation of Prudential. VCA 10 does not have a retirement or pension plan for Board Members.

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The following table sets forth the aggregate compensation paid by the Manager for VCA 10 for the most recently completed fiscal year to the Independent Board Members for service on the Board, and compensation paid to the Independent Board Members for service on the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of VCA 10 (as defined in the 1940 Act) do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.
Compensation Received by VCA 10 Board Members
Name	Aggregate Compensation	Pension or Retirement Benefits	Total 2019 Compensation for VCA 10 and Fund Complex
Ellen S. Alberding	$1,440	None	$300,500 (32/95)*
Kevin J. Bannon	$1,460	None	$322,000 (32/95)*
Linda W. Bynoe***	$1,450	None	$316,000 (32/95)*
Keith F. Hartstein***	$1,550	None	$384,000 (32/95)*
Michael S. Hyland, CFA**	$1,460	None	$316,000 (32/95)*
Explanatory Notes to Board Member Compensation Tables
* Compensation relates to portfolios that were in existence for any period during 2019. Number of funds and portfolios represent those in existence as of December 31, 2019, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2019, but may commence operations after that date. No compensation is paid out from such funds/portfolios.** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2019, including investment results during the year on cumulative deferred fees, amounted to $303,905 for Ms. Alberding and $46,167 for Mr. Hyland.*** Certain Board Members previously elected to defer all or a part of their total compensation, but no longer defer their compensation.  The investment results during the calendar year ended December 31, 2019 on previously deferred cumulative fees amounted to $257,967 and $265,900 for Ms. Bynoe and Mr. Hartstein, respectively.
BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Funds' independent registered public accounting firm, accounting policies and procedures and other areas relating to the Funds' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Funds. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:

Grace C. Torres (Chair)
Laurie Simon Hodrick
Michael S. Hyland, CFA
Brian K. Reid
Keith F. Hartstein (ex-officio)
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Funds' website.
The membership of the Nominating and Governance Committee is set forth below:

Linda W. Bynoe (Chair)
Kevin J. Bannon

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Ellen S. Alberding
Barry H. Evans
Keith F. Hartstein (ex-officio)
Investment Committees: The Board of each fund in the PGIM retail mutual funds complex has formed joint committees to review the performance of each Fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each Fund that is subadvised by Jennison Associates LLC and QMA LLC. The Dryden Investment Committee reviews the performance of each Fund that is subadvised by PGIM Fixed Income, PGIM Real Estate and PGIM Limited (each of which is a business unit of PGIM, Inc.). In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees.
The number of Gibraltar Investment Committee or Dryden Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Gibraltar Investment Committee and the Dryden Investment Committee is set forth below:

Gibraltar Investment Committee
Ellen S. Alberding (Chair)
Kevin J. Bannon
Keith F. Hartstein (ex-officio)
Laurie Simon Hodrick
Brian K. Reid
Dryden Investment Committee
Barry H. Evans (Chair)
Linda W. Bynoe
Keith F. Hartstein (ex-officio)
Michael S. Hyland, CFA
Grace C. Torres

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Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Gibraltar Investment Committee
4	4	4
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Funds. The Funds have engaged the Manager to manage the Funds on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Funds. The Board is currently composed of eleven members, nine of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Funds, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Funds, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.
Ellen S. Alberding. Ms. Alberding joined the Board of the Funds and other funds in the Fund Complex in 2013. Ms. Alberding has 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.
Kevin J. Bannon. Mr. Bannon joined the Board of the Funds and other funds in the Fund Complex in 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 25 years.
Linda W. Bynoe. Ms. Bynoe has been a Board Member of the Funds and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years of experience as a management consultant and serves as a Director of financial services and other complex global corporations.
Barry H. Evans. Mr. Evans joined the Board of the Funds and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for thirty years.
Keith F. Hartstein. Mr. Hartstein joined the Board of the Funds and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for 30 years and served as a senior executive in an asset management firm.
Laurie Simon Hodrick. Ms. Hodrick joined the Board of the Funds and other funds in the Fund Complex in 2017. Ms. Hodrick brings 30 years of experience as a finance academic, practitioner, and consultant.
Michael S. Hyland. Mr. Hyland joined the Board of the Funds and other funds in the Fund Complex in 2008. Mr. Hyland has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 12 years.

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Brian K. Reid. Mr. Reid joined the Board of the Funds and the other funds in the Fund Complex in 2018.  Mr. Reid has more than 30 years of experience in economics and related fields, including serving as Chief Economist for the Investment Company Institute (ICI) for 13 years.
Grace C. Torres. Ms. Torres joined the Board of the Funds and other funds in the Fund Complex in 2014. Ms. Torres formerly served as Treasurer and Principal Financial and Accounting Officer for the Funds and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA).
Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of the Funds and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PGIM Investments and several of its affiliates that provide services to the Fund and has held senior positions in PGIM Investments since 2005.
Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Funds and other funds in the Fund Complex since 2010, has served as a Vice President of the Funds and other funds in the Fund Complex since 2009 and has held senior positions in PGIM Investments since 2003.
Specific details about each Board Member's professional experience appear in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Manager and other service providers to the Funds. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Keith Hartstein) or the Chair of the Nominating and Governance Committee (Linda W. Bynoe), in either case in care of the specified Fund(s), at 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential (the parent company of the Funds' Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board

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Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PGIM Investments-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.
The following table sets forth the dollar range of VCA 10 securities held by each Board Member as of December 31, 2019. The table also includes the aggregate dollar range of securities held by each Board Member in all funds in the Fund Complex overseen by that Board Member as of December 31, 2019.
Securities Owned by VCA 10 Board Members
Name	Dollar Range of VCA 10 Securities	Aggregate Dollar Range of All Securities
Independent Board Members
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Michael S. Hyland, CFA	None	Over $100,000
Interested Board Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000
Notes to Board Member Share Ownership Table
“Aggregate Dollar Range of All Securities” identifies the total dollar range of all securities in all registered investment companies overseen by Board Member in the Fund Complex.
The general public may not invest in VCA 10. Instead, VCA 10 investments may be made only by participants under certain retirement arrangements.
The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Board Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 10 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 10 as of December 31, 2019.
Ownership of Other Securities by VCA 10 Board Members
Name	Name of Owners & Relationship to Member	Company	Title of Class	Value of Securities	Percent of Class
Ellen S. Albderding	None	None	None	None	None
Kevin J. Bannon	None	None	None	None	None
Linda W. Bynoe	None	None	None	None	None
Keith F. Hartstein	None	None	None	None	None
Michael S. Hyland, CFA	None	None	None	None	None

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POLICIES OF VCA 10
PROXY VOTING AND RECORDKEEPING
The VCA 10 Committee has delegated to VCA 10’s investment manager, PGIM Investments, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to VCA 10. VCA 10 authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadviser) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the VCA 10 Committee, including any Committee thereof established for that purpose.
The Manager and the VCA 10 Committee views the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for VCA 10. Consistent with this goal, the VCA 10 Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the VCA 10 Committee maintain a policy of seeking to protect the best interests of the VCA 10 Committee should a proxy issue potentially implicate a conflict of interest between VCA 10 and the Manager or its affiliates.
The Manager delegates to VCA 10’s subadviser the responsibility for voting proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for VCA 10 and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of VCA 10 and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of VCA 10 and the interests of the subadviser or its affiliates. The Manager expects that the subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.
Information regarding how VCA 10 voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Commission's website at www.sec.gov, and is also available at www.pgiminvestments.com. A copy of the voting policy of the subadviser to VCA 10 is set forth below:
JENNISON ASSOCIATES LLC
Proxy Voting Policy and Procedures
I.	Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II.	Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

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The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■	Jennison managing the pension plan of the issuer.
■	Jennison or its affiliates have a material business relationship with the issuer.
■	Jennison investment professionals who are related to a person who is senior management or a director at a public company.
■	Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings

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Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form N-PX.
III.	Internal Controls
Supervisory Review
The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
■	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
■	Review all Guideline overrides.
■	Review quarterly voting metrics and analysis published by the Proxy Team.
■	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.
Equity Trade Management Oversight Council (“ETMOC”)
The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Equity Trading and the Head of Growth Equity, Head of Investment Services and the Head of Alternative Investment Services.
IV.	Escalating Concerns

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Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.	Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
Revised April 30, 2018
DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio holdings of VCA 10 are made public, as required by law, in its annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, portfolio holdings as of the first and third fiscal quarter ends are reported to the SEC within 60 days after the end of VCA 10’s first and third fiscal quarters.
When authorized by the Chief Compliance Officer of VCA 10 and an officer of VCA 10, portfolio holdings information may be disseminated more frequently or at different periods than those described above. VCA 10 has entered into ongoing arrangements to make available information about VCA 10’s' portfolio holdings. Parties receiving this information may include intermediaries that distribute shares of VCA 10, third-party providers of auditing, custody, proxy voting and other services for VCA 10, rating and ranking organizations, and certain affiliated persons of VCA 10, as described below. The procedures used to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:
1. A request for release of the holdings of VCA 10 shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between VCA 10 and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of VCA 10.
2. The request shall be forwarded to the Chief Compliance Officer of VCA 10, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of VCA 10 must be executed with the recipient of the holdings information.
4. An officer of VCA 10 shall approve the release agreement. Copies of the release and agreement shall be sent to the PGIM Investments law department.
5. Written notification of the approval shall be sent by such officer to the PGIM Investments Fund Administration Department to arrange the release of holdings information.
6. The PGIM Investments Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks. As of the date of this Statement of Additional Information, VCA 10 will provide:
1. Traditional External Recipients/Vendors
■	Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.
■	Full holdings on a daily basis to VCA 10’s subadviser, custodian, sub-custodians (if any) and Accounting Agent at the end of each day.
■	Full holdings to VCA 10’s independent registered public accounting firm as soon as practicable following VCA 10’s fiscal year-end or on an as-needed basis.
■	Full holdings to financial printers as soon as practicable following the end of VCA 10’s quarterly, semi and annual period-ends.
2. Analytical Service Providers

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■	All VCA 10 trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end.
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.
■	Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by VCA 10’s Chief Compliance Officer and the PGIM Investments Law Department on an annual basis.
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Manager or subadviser of VCA 10 receive any compensation or consideration in exchange for the portfolio holdings information.
The VCA 10 Committee has approved PGIM Investments’ Policy for the Dissemination of Portfolio Holdings. The VCA 10 Committee shall, on a quarterly basis, receive a report from PGIM Investments detailing the recipients of the portfolio holdings information and the reason for such disclosure. The VCA 10 Committee has delegated oversight of VCA 10’s disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which VCA 10 discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that VCA 10’s policies and procedures on portfolio holdings information will protect VCA 10 from the potential misuse of such information by individuals or entities that come into possession of the information.

33

INFORMATION ABOUT PRUDENTIAL
EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The following is biographical information for the executive officers and directors of The Prudential Insurance Company of America:
EXECUTIVE OFFICERS:
Charles F. Lowrey (date of birth: 1/20/1958) was elected Chairman of Prudential Financial in April 2019 and Chief Executive Officer, President and Director of Prudential Financial and Prudential Insurance in December 2018. Previously, he served as Executive Vice President and Chief Operating Officer, International Businesses, of Prudential Financial and Prudential Insurance from March 2014 to November 2018. He served as Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance from February 2011 to March 2014. He also served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011; and as Chief Executive Officer of Prudential Real Estate Investors, our real estate investment management and advisory business from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and head of the Americas for J.P. Morgan’s Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.
Robert M. Falzon (date of birth: 4/11/1959) was elected Director of Prudential Financial in August 2019 and has served as Vice Chair of Prudential Financial and Prudential Insurance since December 2018. Previously, he served as Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance from March 2013 to November 2018. Mr. Falzon has been with Prudential since 1983, serving in various positions. He served as Senior Vice President and Treasurer of Prudential Insurance and Prudential Financial from 2010 to 2013. Previously he had been a managing director at Prudential Real Estate Investors (“PREI”), head of PREI’s Global Merchant Banking Group and Chief Executive Officer of its European business; a managing director at Prudential Securities; and regional vice president at Prudential Capital Group.
Timothy P. Harris (date of birth: 10/11/1960) was elected Executive Vice President and General Counsel for Prudential Financial and Prudential Insurance in October 2015. He served as the Deputy General Counsel and Chief Legal Officer, U.S. Businesses, from 2008 to 2015. He has served in various supervisory positions since 1999, including Chief Investment Counsel from 2005 through 2008, Chief Legal Officer of Prudential Annuities and Chief Legal Officer for Retirement Services and Prudential Asia. Mr. Harris was the Chief Risk Officer for Prudential Investments from 1999 to 2003. Prior to joining Prudential, he was associated with Cadwalader, Wickersham & Taft in New York, where he provided transactional and regulatory advice to investment banks, broker-dealers, banks and commodities firms.
Kenneth Y. Tanji (date of birth: 2/25/1966) was elected Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance in December 2018. Prior to this role, he was Senior Vice President and Treasurer of Prudential Financial and Prudential Insurance from March 2013 to November 2018. In 2013, he served as Chief Financial Officer of Prudential’s International Insurance business. Previously, he was Senior Financial Officer of Prudential Annuities and was Prudential’s business representative for its retail brokerage joint venture with Wachovia Securities from 2003 through 2009. He also served as Vice President of Finance for Prudential’s asset management business and held various positions with Prudential Securities’ Private Client and Debt Capital Markets Groups. Mr. Tanji joined Prudential in 1988.
Scott G. Sleyster (date of birth: 1/31/1960) was elected Executive Vice President and Head of International Businesses of Prudential Financial and Prudential Insurance in December 2018. Previously, he served as Senior Vice President and Chief Investment Officer of Prudential Insurance and Prudential Financial. Mr. Sleyster has been with Prudential since 1987, serving in a variety of positions, including head of Prudential’s Full Service Retirement business, President of Prudential’s Guaranteed Products business, Chief Financial Officer for Prudential’s Employee Benefits Division, and has held roles in Prudential’s Treasury, Derivatives and Investment Management units.
Andrew F. Sullivan (date of birth: 6/20/1970) was elected Executive Vice President and Head of U.S. Businesses in December 2019. Prior to his current role, he served as CEO of Prudential’s Workplace Solutions Group, which consists of Prudential Retirement and Prudential Group Insurance. Before joining Prudential in 2011, he served as Senior Vice President at CareFirst BlueCross BlueShield. Previously, he spent eight years at Cigna where he held of a number of senior leadership positions. He also held management roles at Diamond Technology Partners and DaimlerChrysler.

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Lucien A. Alziari (date of birth: 9/6/1959) is Executive Vice President and Chief Human Resources Officer for Prudential Financial and Prudential Insurance. Starting in June 2017, he served as Senior Vice President and Chief Human Resources Officer for Prudential Financial and Prudential Insurance. From 2012 to the beginning of 2017, Mr. Alziari served as Executive Vice President and Chief Human Resources Officer of A.P. Moller-Maersk. From 2004 to 2012, he was the Chief Human Resources Officer and Head of Corporate Responsibility for Avon Products, Inc. Prior to Avon Products, Inc., Mr. Alziari held roles with Mars Confectionary in the United Kingdom and PepsiCo Inc. in New York, Vienna and Dubai.
Stacey Goodman (date of birth: 10/16/1962) was elected Executive Vice President and Chief Information Officer of Prudential Financial and Prudential Insurance in July 2019. Previously, she served as the Chief Information Officer at Freddie Mac, where she was responsible for the technology division, and served as a member of the Senior Operating Committee. Prior to Freddie Mac, Ms. Goodman was Executive Vice President and Chief Information and Operations officer for CIT Group, Inc., where she was a member of the Executive Management Committee. Previously, Ms. Goodman was the Divisional Chief Information Officer of Global Technology and Operations at Bank of America. She also held global leadership positions at UBS and PaineWebber. Ms. Goodman began her career at Salomon Brothers.
Candace J. Woods (date of birth: 1/16/1961) was elected Senior Vice President and Chief Actuary of Prudential Financial and Prudential Insurance in November 2017. Prior to her current role, Ms. Woods served as Vice President and Chief Actuary for the Actuarial Center of Excellence within Prudential Insurance. Also, Ms. Woods served as Vice President and Actuary from 2012 to 2013 and Vice President and Chief Actuary from 2013 to 2017 for Prudential’s International Insurance businesses.
Nicholas C. Silitch (date of birth: 11/8/1961) was elected Senior Vice President and Chief Risk Officer of Prudential Financial and Prudential Insurance in May 2012. He joined Prudential in 2010 as Chief Credit Officer and head of investment risk management. Prior to joining Prudential, Mr. Silitch held the position of Chief Risk Officer of the Alternative Investment Services, Broker Dealer Services and Pershing businesses within Bank of New York Mellon.
Timothy L. Schmidt (date of birth: 1/13/1959) was elected Senior Vice President and Chief Investment Officer of Prudential Financial and Prudential Insurance in December 2018. Previously, he was the head of Global Portfolio Management for Prudential from 2012 to 2018. Before that, Mr. Schmidt was responsible for the overall asset/liability management for Prudential’s Retirement and Group Insurance businesses. Prior to joining Prudential in July 2010, he served as Chief Financial Officer for MetLife’s Individual Business and had headed MetLife’s Wealth Strategy Group. Earlier in his 25-year tenure at MetLife, Schmidt held various positions in the investment organization, including head of MetLife’s Portfolio Management Unit, as well as its Structured Finance and Government Securities unit.
DIRECTORS:
Thomas J. Baltimore, Jr. (date of birth: 8/23/1963) has been the Chairman, President and CEO of Park Hotels & Resorts, Inc. (a NYSE-listed lodging real estate investment trust) since January 2017. Between May 2016 and January 2017, Mr. Baltimore was the President and CEO of the planned Hilton Real Estate Investment Trust. Previously, he was President and CEO of RLJ Lodging Trust (a NYSE-listed real estate investment company) from May 2011 to May 2016. He served as Co-Founder and President of RLJ Development, LLC (RLJ Lodging’s predecessor company) from 2000 to May 2011. He served as VP, Gaming Acquisitions, of Hilton Hotels Corporation from 1997 to 1998 and later as VP, Development and Finance, from 1999 to 2000. He also served in various management positions with Host Marriott Services, including VP, Business Development, from 1994 to 1996.
Gilbert F. Casellas (date of birth: 8/2/1952) served as the Chairman of OMNITRU (a consulting and investment firm) from 2011 to 2017. He was the VP, Corporate Responsibility, of Dell Inc. (a global computer manufacturer) from 2007 to 2010. He served as a Member of Mintz Levin Cohn Ferris Glovsky & Popeo, PC from June 2005 to October 2007. He served as President of Casellas & Associates, LLC (a consulting firm) from 2001 to 2005. During 2001, he served as President and CEO of Q-linx, Inc. and served as the President and COO of The Swarthmore Group, Inc. from January 1999 to December 2000. Mr. Casellas served as Chairman, U.S. EEOC from 1994 to 1998 and General Counsel, U.S. Department of the Air Force, from 1993 to 1994.
Robert M. Falzon (date of birth: 4/11/1959) was elected Director of Prudential Financial in August 2019 and has served as Vice Chair of Prudential Financial and Prudential Insurance since December 2018. Previously, he served as Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance from March 2013 to November 2018. Mr. Falzon has been with Prudential since 1983, serving in various positions. He served as Senior Vice President and Treasurer of Prudential Insurance and Prudential Financial from 2010 to 2013. Previously he had been a managing director at Prudential Real Estate Investors (“PREI”), head of PREI’s Global Merchant Banking Group and Chief Executive Officer of its European business; a managing director at Prudential Securities; and regional vice president at Prudential Capital Group.

35

Martina Hund-Mejean (date of birth: 5/29/1960) served as the CFO and a member of the Management Committee at MasterCard Worldwide (a global transaction processing and consulting services company) from 2007 to 2019. Ms. Hund-Mejean served as Senior Vice President (SVP) and Corporate Treasurer at Tyco International Ltd. from 2003 to 2007; SVP and Treasurer at Lucent Technologies from 2000 to 2002; and held management positions at General Motors Company from 1988 to 2000. Ms. Hund-Mejean began her career as a credit analyst at Dow Chemical in Frankfurt, Germany.
Karl J. Krapek (date of birth: 12/5/1948) served as the President and COO of United Technologies Corporation (UTC) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at UTC, which he joined in 1982. Mr. Krapek is also the co-founder of The Keystone Companies, which was founded in 2002 and develops residential and commercial real estate.
Peter R. Lighte (date of birth: 1/14/1949) served as the Vice Chairman, J.P. Morgan Corporate Bank, China (a global financial services company), from 2010 to 2014, and the founding Chairman of J.P. Morgan Chase Bank China, from 2007 to 2010. Prior to that, he headed the Company’s International Client Coverage for Treasury and Securities Services in J.P. Morgan’s European Global Operating Services Division and was instrumental in re-establishing its corporate bank in London. Mr. Lighte previously served as the President of Chase Trust Bank in Tokyo from 2000 to 2002. He was also the founding representative in Beijing of Manufacturers Hanover Trust Company. Mr. Lighte has also taught at several academic institutions, including Middlebury College and the University of Santa Clara.
Charles F. Lowrey (date of birth: 1/20/1958) was elected Chairman of Prudential Financial in April 2019 and Chief Executive Officer, President and Director of Prudential Financial and Prudential Insurance in December 2018. Previously, he served as Executive Vice President and Chief Operating Officer, International Businesses, of Prudential Financial and Prudential Insurance from March 2014 to November 2018. He served as Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance from February 2011 to March 2014. He also served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011; and as Chief Executive Officer of Prudential Real Estate Investors, our real estate investment management and advisory business from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and head of the Americas for J.P. Morgan’s Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.
George Paz (date of birth: 8/27/1955) was Non-Executive Chairman of Express Scripts Holding Company (Express Scripts), a prescription benefit management company, from May 2016 to December 2018 and served as the Chairman and CEO of Express Scripts from May 2006 to May 2016 after being appointed CEO in April 2005. Mr. Paz also served as the President of Express Scripts from October 2003 to February 2014 and as a director from January 2004 to December 2018. He joined Express Scripts in 1998 as SVP and CFO. Prior to joining Express Scripts, Mr. Paz was a partner at Coopers & Lybrand from 1988 to 1993 and 1996 to 1998 and served as Executive Vice President and CFO for Life Partners Group from 1993 to 1995.
Sandra Pianalto (date of birth: 8/4/1954) served as the President and CEO of the Federal Reserve Bank of Cleveland (the Cleveland Fed) from February 2003 until her retirement in May 2014. She was the First Vice President and COO of the Cleveland Fed from 1993 to 2003 and served as its VP and Secretary to the Board of Directors from 1988 to 1993. Ms. Pianalto also served in various supervisory roles at the Cleveland Fed from 1983 to 1988. Prior to joining the Cleveland Fed, Ms. Pianalto was an economist at the Board of Governors of the Federal Reserve System and served on the staff of the Budget Committee of the US House of Representatives.
Christine A. Poon (date of birth: 6/23/1952) has served as Executive in Residence at the Max M. Fisher College of Business at The Ohio State University since September 2015 and served as Professor of Management and Human Resources at The Max M. Fisher College of Business from October 2014 to September 2015. Ms. Poon previously served as Dean and John W. Berry, Sr. Chair in Business at The Max M. Fisher College of Business at The Ohio State University from April 2009 until October 2014. She served as Vice Chairman and a member of the Board of Directors of Johnson & Johnson from 2005 until her retirement in March 2009. Ms. Poon joined Johnson & Johnson in 2000 as Company Group Chair in the Pharmaceuticals Group. She became a Member of Johnson & Johnson’s Executive Committee and Worldwide Chair, Pharmaceuticals Group, in 2001, and served as Worldwide Chair, Medicines and Nutritionals, from 2003 to 2005. Prior to joining Johnson & Johnson, she served in various management positions at Bristol-Myers Squibb for 15 years
Douglas A. Scovanner (date of birth: 11/3/1955) has been the Founder and Managing Member of Comprehensive Financial Strategies, LLC, a management consulting firm, since October 2013. Previously, he served as the Chief Financial Officer (1994 to 2012) and Executive Vice President (2000 to 2012) of the Target Corporation (a North American retailer). Prior to joining the Target Corporation, Mr. Scovanner held various management positions at The Fleming Companies, Inc., Coca-Cola Enterprises, Inc., The Coca-Cola Company and the Ford Motor Company from 1979 to 1994.

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Michael A. Todman (date of birth: 9/10/1957) served as Vice Chairman of the Whirlpool Corporation (Whirlpool), a global manufacturer of home appliances, from November 2014 to December 2015. Mr. Todman previously served as President of Whirlpool International from 2006 to 2007 and 2010 to 2014, as well as President, Whirlpool North America, from 2007 to 2010. Mr. Todman held several senior positions including Executive Vice President and President of Whirlpool Europe from 2001 to 2005 and Executive Vice President, Whirlpool North America, in 2001.

37

SALE OF GROUP VARIABLE ANNUITY CONTRACTS
INFORMATION ABOUT CONTRACT SALES
Prudential offers the contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the contracts may be lawfully sold. It may also offer the contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.
The table below sets forth, for the three most recent fiscal years for each of VCA 10, VCA 11 and VCA 24, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.
Sales Charges Received and Amounts Credited
	2019	2018	2017
VCA 10
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$88,468	$94,650	$89,823
VCA 11
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$11,298	$11,711	$13,349
VCA 24
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$479,253	$486,800	$473,053

The MEDLEY Program    38

FINANCIAL STATEMENTS
FINANCIAL STATEMENTS OF VCA 10, VCA 11, VCA 24 AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The financial statements and financial highlights for VCA 10 as of December 31, 2019 and for each of the fiscal years or periods presented therein have been incorporated into this SAI by reference to the MEDLEY annual report for 2019 (File Nos. 811-03421 and 811-03422, respectively). Such financial statements have been audited by KPMG LLP, an independent registered public accounting firm. KPMG LLP’s principal business address is 345 Park Avenue, New York, New York 10154. You may obtain a copy of the MEDLEY annual report at no charge by request by calling 1-877-778-2100, or by writing to 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.
EXPERTS
The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 and the financial statements of The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24 as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of The Prudential Variable Contract Account-11 as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 16, 2017 expressed an unqualified opinion on those financial statements and financial highlights.
The following financial statements describe the financial condition of The Prudential Insurance Company of America as well as The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24. The financial statements of The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24 should be distinguished from the "statutory" financial statements of The Prudential Insurance Company of America, which should be considered only as bearing upon the ability of The Prudential Insurance Company of America to meet its obligations under the contracts. The financial statements of The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24 show all of VCA11’s and VCA 24’s subaccounts as of December 31, 2019, respectively.

39

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FINANCIAL STATEMENTS OF

THE PRUDENTAIL VARIABLE CONTRACT ACCOUNT-11

STATEMENT OF NET ASSETS

December 31, 2019

ASSETS
Investment in Prudential Government Money Market Portfolio, at fair value	$18,540,105
Receivable from (Payable to) The Prudential Insurance Company of America	(2)

Net Assets	$18,540,103

NET ASSETS, representing:
Accumulation units	$18,540,103

$18,540,103

Units outstanding	5,637,082

Portfolio shares held	1,854,011
Portfolio net asset value per share	$10.00
Investment in portfolio shares, at cost	$18,540,105

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

INVESTMENT INCOME
Dividend income	$364,567

EXPENSES
Charges to contractholders for administration	132,848
Reimbursement for excess expenses	(19,109)

NET EXPENSES	113,739

NET INVESTMENT INCOME (LOSS)	250,828

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	—
Net change in unrealized appreciation (depreciation) on investments	—

NET GAIN (LOSS) ON INVESTMENTS	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$250,828

The accompanying notes are an integral part of these financial statements.

A1

FINANCIAL STATEMENTS OF

THE PRUDENTAIL VARIABLE CONTRACT ACCOUNT-11

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2019 and 2018

	December 31,
	2019	2018
OPERATIONS
Net investment income (loss)	$250,828	$182,020
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	—	—
Net change in unrealized appreciation (depreciation) on investments	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	250,828	182,020

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	875,895	1,831,559
Participant loans	(16,814)	(30,541)
Participant loans repayments and interest	11,164	16,543
Surrenders, withdrawals and death benefits	(2,384,381)	(3,128,673)
Net transfers	218,900	774,096
Other charges	(13,048)	(27,549)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(1,308,284)	(564,565)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,057,456)	(382,545)

NET ASSETS
Beginning of period	19,597,559	19,980,104

End of period	$18,540,103	$19,597,559

Beginning units	6,037,840	6,203,903
Units issued	606,807	1,073,806
Units redeemed	(1,007,565)	(1,239,869)

Ending units	5,637,082	6,037,840

The accompanying notes are an integral part of these financial statements.

A2

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

December 31, 2019

Note 1:    General

The Prudential Variable Contract Account-11 (“VCA-11” or the “Account”) was established under the laws of the State of New Jersey on March 1, 1982 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Effective April 28, 2017, the Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a unit investment trust. Until April 28, 2017, the Account was registered with the SEC under the 1940 Act as an open-end, diversified management investment company.

Pursuant to a vote of the contractholders of the Account held on January 27, 2017, after the close of business on April 28, 2017, the Account was reorganized and changed its registration under the 1940 Act from a management investment company to a unit investment trust. As part of the reorganization, all of the investment-related assets and liabilities of the Account (other than insurance obligations) were transferred in-kind to the Prudential Government Money Market Portfolio of The Prudential Series Fund (the “Portfolio”).

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of group variable annuity contracts (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is used in connection with contracts designed for use by employers (individually, a “contractholder” and collectively, the “contractholders”) in making retirement arrangements on behalf of their employees (individually, a “participant” and collectively, the “participants”). Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense and the mortality risks under the contracts. The Account is a funding vehicle for the contracts.

There were no mergers during the period ended December 31, 2019.

The Portfolio is a diversified open-end management investment company, and is managed by PGIM Investments LLC (“PGIM Investments”), which is an affiliate of Prudential. The subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio. Additional information on the Portfolio is available upon request to PGIM Investments.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolio. Subsequent events have been evaluated through the date these financial statements were issued.

Investments - The investment in shares of the Portfolio is stated at the reported net asset value per share of the Portfolio, which is based on the fair value of the underlying securities in the Portfolio. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

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Note 2:    Significant Accounting Policies (continued)

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolio and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2019, management determined that the fair value inputs for the Account’s investment, which is an open-end mutual fund registered with the SEC, were considered Level 2.

Note 4:    Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolio for the period ended December 31, 2019 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$1,673,473	$3,095,207

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the Portfolio in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Portfolio has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to the Portfolio. PGIM Investments has entered into

A4

Note 6:    Related Party Transactions (continued)

subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Portfolio has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of the Portfolio. No distribution or service (12b-1) fees are paid to PIMS as distributor of the shares of the Portfolio.

Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of the Portfolio.

Certain charges and fees of the Portfolio may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See the Portfolio financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the Portfolio in which it invests, including the related party expenses disclosed above.

In 2016, prior to the acquisition of the Portfolio, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:    Financial Highlights

The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only contract designs within the Account that had contractholder units outstanding during the respective periods were considered when determining the ranges, which exclude Prudential’s position in the Account. The summary may not reflect the minimum and maximum contract charges as contractholders may not have selected all available and applicable contract options offered by Prudential.

	At the period ended					For the period ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio (available April 28, 2017)
December 31, 2019	5,637	$3.25	to	$3.64	$18,540	1.90%	0.10%	to	0.65%	1.26%	to	1.82%
December 31, 2018	6,038	$3.21	to	$3.58	$19,598	1.52%	0.10%	to	0.65%	0.87%	to	1.43%
December 31, 2017	6,204	$3.18	to	$3.53	$19,980	0.46%	0.10%	to	0.65%	0.03%	to	0.40%

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Note 7:    Financial Highlights (continued)

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Portfolio, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Portfolio in which the subaccount invests.

**

These amounts represent the annualized contract expenses of the Account, consisting of administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the Portfolio are excluded. Expense ratio is net of expense reimbursements. In the absence of expense reimbursements, the expense ratio would be higher.

***

These amounts represent the total returns for the periods indicated, including changes in the value of the Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total returns presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated from the effective date of the subaccount through the end of the reporting period. Total return may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

Administrative Charge - The administrative charge is applied daily against the net assets of the subaccount at an effective annual rate of 0.20% to 0.75%. This charge is assessed through a reduction in unit values.

Expense Reimbursement - Expenses, including management fee charged by PGIM Investments, are incurred by the Portfolio, and therefore indirectly borne by the subaccount. Pursuant to an agreement, the subaccount of the Account is reimbursed by Prudential for expenses incurred through its investment in the Portfolio when such expenses exceed 0.25% of the average annual net assets of the Portfolio. As of December 31, 2019, the expense reimbursement was 0.10%.

Annual Account Charge - An annual account charge is deducted from the account of each participant, if applicable, at the time of withdrawal of the value of all of the participant’s account or at the end of the accounting year by reducing the number of units held. The charge will first be made against a participant’s account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the participant’s account in VCA-11. If the participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the participant’s VCA-10(1) account. If the participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the participant’s accounts in VCA-24(2). The annual account charge will not exceed $30 and is paid to Prudential.

(1)    VCA-10 is a registered separate account offering the Medley product.

(2)    VCA-24 is a unit investment trust offering the Medley product.

Please see the prospectus for further information.

Participant Loan Charges - Prudential charges a loan application fee of up to $100, which is deducted from the participant account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

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Note 9:    Other

Accumulation units are the basic valuation units used to calculate the contractholder’s interest allocated to the variable account before the annuitization date.

Contractholder net payments represent contractholder contributions, net of applicable deductions, charges, and state premium taxes.

Participant loans represent amounts borrowed by contractholders using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contractholders to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contractholders and beneficiaries made under the terms of the contract, including amounts that contractholders have requested to be withdrawn or paid to them. In addition, the balance includes timing related adjustments on contractholder transactions, which are funded by the general account in order to maintain appropriate contractholder account balances.

Net transfers are amounts related to permitted transfers to and from the fixed account.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Receivable from (Payable to) The Prudential Insurance Company of America represents the amount Prudential may owe to or expect to receive from the Account primarily related to processing contractholder payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statement of Net Assets as either a receivable from or (payable to) Prudential. The receivable/(payable) has no effect on the contractholder’s account or the related unit value.

Note 10:    Reorganization of the Account

As disclosed in Note 1, effective April 28, 2017 the Account was reorganized and changed its registration under the 1940 Act from a management investment company to a unit investment trust. The following are disclosures of the Financial Highlights of the Account for the periods prior to reorganization.

Financial Highlights for the period from January 1, 2017 to April 28, 2017, and for each of the years in the two-year period ended December 31, 2016.

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the period presented)

A7

Note 10:    Reorganization of the Account (continued)

	Period Ended April 28, 2017			Year Ended December 31, 2016
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$0.0089	$0.0098	$0.0098	$0.0189	$0.0206	$0.0207
Expenses
Investment management fee	(0.0026)	(0.0028)	(0.0028)	(0.0080)	(0.0087)	(0.0088)
Administrative expenses	(0.0077)	(0.0028)	(0.0023)	(0.0239)	(0.0087)	(0.0070)

Net Investment Income (Loss)	(0.0014)	0.0042	0.0047	(0.0130)	0.0032	0.0049

Capital Changes
Net realized and unrealized gain (loss) on investment transactions	(0.0005)	(0.0007)	(0.0006)	0.0008	0.0009	0.0009

Net Increase (Decrease) in
Accumulation Unit Value	(0.0019)	0.0035	0.0041	(0.0122)	0.0041	0.0058

Accumulation Unit Value
Beginning of period	3.1844	3.4980	3.5083	3.1966	3.4939	3.5025
End of period	$3.1825	$3.5015	$3.5124	$3.1844	$3.4980	$3.5083

Total Return**	(0.06)%	0.10%	0.12%	(0.38)%	0.12%	0.17%

Ratio of Expenses To Average
Net Assets***	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%

Ratio of Net Investment Income (Loss)
To Average Net Assets***	(0.13)%	0.37%	0.42%	(0.41)%	0.09%	0.14%

Number of Accumulation
Units Outstanding
For Participants at end of period
(000’s omitted)	6,481	398	291	6,656	425	297

	Year Ended December 31, 2015
	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$0.0066	$0.0071	$0.0071
Expenses
Investment management fee	(0.0080)	(0.0087)	(0.0088)
Administrative expenses	(0.0239)	(0.0087)	(0.0069)

Net Investment Income (Loss)	(0.0253)	(0.0103)	(0.0086)

Capital Changes
Net realized and unrealized gain (loss) on investment transactions	.0000 ††	.0000 ††	.0000 ††

Net Increase (Decrease) in
Accumulation Unit Value	(0.0253)	(0.0103)	(0.0086)

Accumulation Unit Value
Beginning of period	3.2219	3.5042	3.5111
End of period	$3.1966	$3.4939	$3.5025
Total Return**	(0.79)%	(0.29)%	(0.24)%

Ratio of Expenses To Average
Net Assets***	1.00%	0.50%	0.45%

Ratio of Net Investment Income (Loss)
To Average Net Assets***	(0.79)%	(0.29)%	(0.24)%

Number of Accumulation
Units Outstanding
For Participants at end of period
(000’s omitted)	7,077	456	314

*     Calculated by accumulating the actual per unit amounts daily.

A8

**

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.

***	These calculations exclude Prudential’s equity in VCA-11.

††	Less than $.00005.

The above table does not reflect the annual account charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.

Note 11:    Subsequent Events

On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolio in which the subaccount invests, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolio, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A9

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

The Prudential Insurance Company of America and

the Contractholders of The Prudential Variable Contract Account-11

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Prudential Government Money Market Portfolio of The Prudential Variable Contract Account-11 as of December 31, 2019, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Prudential Government Money Market Portfolio of The Prudential Variable Contract Account-11 as of December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 16, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of the subaccount of The Prudential Variable Contract Account-11 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccount of The Prudential Variable Contract Account-11 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investment owned as of December 31, 2019 by correspondence with the transfer agent of the investee mutual fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 17, 2020

A10

We have served as the auditor of the subaccount of The Prudential Variable Contract Account-11 since 2017.

A11

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Equity Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio	Prudential Stock Index Portfolio
ASSETS
Investment in the portfolios, at fair value	$138,331,505	$27,734,122	$63,431,392	$47,771,426	$204,071,832
Receivable from (Payable to) The Prudential
Insurance Company of America	5	5	6	2	12
Net Assets	$138,331,510	$27,734,127	$63,431,398	$47,771,428	$204,071,844

NET ASSETS, representing:
Accumulation units	$138,331,510	$27,734,127	$63,431,398	$47,771,428	$204,071,844
	$138,331,510	$27,734,127	$63,431,398	$47,771,428	$204,071,844

Units outstanding	9,623,534	4,072,624	6,709,182	6,229,898	11,319,423

Portfolio shares held	2,189,483	1,906,125	1,848,234	1,521,383	2,748,812
Portfolio net asset value per share	$63.18	$14.55	$34.32	$31.40	$74.24
Investment in portfolio shares, at cost	$46,177,989	$20,172,895	$27,339,195	$21,197,349	$51,267,599

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Equity Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio	Prudential Stock Index Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contractholders for administration	945,191	195,815	438,542	333,778	1,350,557
NET INVESTMENT INCOME (LOSS)	(945,191)	(195,815)	(438,542)	(333,778)	(1,350,557)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,730,090	385,334	2,889,930	1,751,964	9,339,116
Net change in unrealized appreciation (depreciation) on investments	24,325,769	2,458,126	8,213,615	6,004,746	41,172,048

NET GAIN (LOSS) ON INVESTMENTS	33,055,859	2,843,460	11,103,545	7,756,710	50,511,164
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$32,110,668	$2,647,645	$10,665,003	$7,422,932	$49,160,607

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Global Portfolio	Prudential Government Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$33,064,975	$11,528,128
Receivable from (Payable to) The Prudential
Insurance Company of America	5	2
Net Assets	$33,064,980	$11,528,130

NET ASSETS, representing:
Accumulation units	$33,064,980	$11,528,130
	$33,064,980	$11,528,130

Units outstanding	4,978,103	3,077,494

Portfolio shares held	796,938	851,413
Portfolio net asset value per share	$41.49	$13.54
Investment in portfolio shares, at cost	$12,252,167	$9,476,453

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Global Portfolio	Prudential Government Income Portfolio
	1/1/2019	1/1/2019
	to	to
	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—

EXPENSES
Charges to contractholders for administration	226,721	86,354
NET INVESTMENT INCOME (LOSS)	(226,721)	(86,354)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	1,361,248	127,176
Net change in unrealized appreciation (depreciation) on investments	6,718,845	622,835

NET GAIN (LOSS) ON INVESTMENTS	8,080,093	750,011
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,853,372	$663,657

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Equity Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio	Prudential Stock Index Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(945,191)	$(195,815)	$(438,542)	$(333,778)	$(1,350,557)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,730,090	385,334	2,889,930	1,751,964	9,339,116
Net change in unrealized appreciation (depreciation) on investments	24,325,769	2,458,126	8,213,615	6,004,746	41,172,048

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,110,668	2,647,645	10,665,003	7,422,932	49,160,607

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	247,619	561,306	649,528	377,847	904,079
Participant loans	(60,375)	(36,016)	(41,478)	(36,607)	(119,866)
Participant loan repayments and interest	45,860	18,728	37,690	26,896	106,329
Surrenders, withdrawals and death benefits	(11,275,208)	(2,084,356)	(5,513,052)	(3,896,327)	(13,423,858)
Net transfers between other subaccounts
or fixed rate option	(2,055,815)	115,499	(592,500)	346,359	(1,145,432)
Other charges	(28,094)	(4,576)	(8,422)	(7,377)	(20,545)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(13,126,013)	(1,429,415)	(5,468,234)	(3,189,209)	(13,699,293)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,984,655	1,218,230	5,196,769	4,233,723	35,461,314

NET ASSETS
Beginning of period	119,346,855	26,515,897	58,234,629	43,537,705	168,610,530
End of period	$138,331,510	$27,734,127	$63,431,398	$47,771,428	$204,071,844

Beginning units	10,627,042	4,285,031	7,331,080	6,677,942	12,170,025
Units issued	66,629	260,764	97,296	173,658	150,623
Units redeemed	(1,070,137)	(473,171)	(719,194)	(621,702)	(1,001,225)
Ending units	9,623,534	4,072,624	6,709,182	6,229,898	11,319,423

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Global Portfolio	Prudential Government Income Portfolio
	1/1/2019	1/1/2019
	to	to
	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(226,721)	$(86,354)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	1,361,248	127,176
Net change in unrealized appreciation (depreciation) on investments	6,718,845	622,835

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,853,372	663,657

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	350,980	260,250
Participant loans	(29,311)	(12,141)
Participant loan repayments and interest	24,641	9,195
Surrenders, withdrawals and death benefits	(2,455,244)	(1,048,338)
Net transfers between other subaccounts
or fixed rate option	(228,870)	17,739
Other charges	(4,203)	(1,301)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(2,342,007)	(774,596)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,511,365	(110,939)

NET ASSETS
Beginning of period	27,553,615	11,639,069
End of period	$33,064,980	$11,528,130

Beginning units	5,369,721	3,288,726
Units issued	140,516	130,889
Units redeemed	(532,134)	(342,121)
Ending units	4,978,103	3,077,494

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Equity Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio	Prudential Stock Index Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(996,354)	$(195,426)	$(465,019)	$(346,110)	$(1,403,358)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,303,927	416,071	3,021,637	1,992,569	12,214,701
Net change in unrealized appreciation (depreciation) on investments	(12,839,904)	(492,753)	(5,478,084)	(3,072,670)	(19,815,050)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,532,331)	(272,108)	(2,921,466)	(1,426,211)	(9,003,707)

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	404,304	393,123	463,067	449,069	1,617,224
Participant loans	(65,627)	(19,664)	(54,618)	(65,789)	(186,941)
Participant loan repayments and interest	68,139	24,012	36,099	32,605	128,310
Surrenders, withdrawals and death benefits	(10,351,052)	(2,540,507)	(6,080,295)	(4,351,580)	(19,798,644)
Net transfers between other subaccounts
or fixed rate option	(1,245,352)	(142,872)	(523,529)	30,452	(2,466,037)
Other charges	(54,774)	(9,577)	(16,533)	(14,044)	(39,124)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(11,244,362)	(2,295,485)	(6,175,809)	(3,919,287)	(20,745,212)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,776,693)	(2,567,593)	(9,097,275)	(5,345,498)	(29,748,919)

NET ASSETS
Beginning of period	137,123,548	29,083,490	67,331,904	48,883,203	198,359,449
End of period	$119,346,855	$26,515,897	$58,234,629	$43,537,705	$168,610,530

Beginning units	11,530,585	4,659,541	8,064,842	7,257,462	13,552,685
Units issued	182,188	162,934	109,246	171,217	255,656
Units redeemed	(1,085,731)	(537,444)	(843,008)	(750,737)	(1,638,316)
Ending units	10,627,042	4,285,031	7,331,080	6,677,942	12,170,025

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Global Portfolio	Prudential Government Income Portfolio
	1/1/2018	1/1/2018
	to	to
	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(234,676)	$(89,699)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	1,162,617	99,763
Net change in unrealized appreciation (depreciation) on investments	(3,297,332)	(45,687)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,369,391)	(35,623)

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	474,235	135,445
Participant loans	(21,033)	(1,725)
Participant loan repayments and interest	25,011	5,312
Surrenders, withdrawals and death benefits	(2,448,178)	(1,372,569)
Net transfers between other subaccounts
or fixed rate option	(166,197)	198,320
Other charges	(8,005)	(2,873)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(2,144,167)	(1,038,090)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,513,558)	(1,073,713)

NET ASSETS
Beginning of period	32,067,173	12,712,782
End of period	$27,553,615	$11,639,069

Beginning units	5,750,330	3,588,275
Units issued	165,360	178,921
Units redeemed	(545,969)	(478,470)
Ending units	5,369,721	3,288,726

The accompanying notes are an integral part of these financial statements.
A 6

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24
December 31, 2019

Note 1:	General
The Prudential Variable Contract Account-24 (“VCA-24” or the “Account”) was established under the laws of the State of New Jersey on April 29, 1987 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of group variable annuity contracts (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts designed for use by employers (individually, a “contractholder” and collectively, the “contractholders”) in making retirement arrangements on behalf of their employees (individually, a “participant” and collectively, the “participants”). Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense and the mortality risks under the contracts. The Account is a funding vehicle for the contracts.
The contracts offer the option to invest in various subaccounts listed below, each of which invests only in a corresponding portfolio of The Prudential Series Fund. Investment options vary by contract.
The corresponding subaccount names are as follows:

Prudential Equity Portfolio (Class I)	Prudential Stock Index Portfolio
Prudential Diversified Bond Portfolio	Prudential Global Portfolio
Prudential Flexible Managed Portfolio	Prudential Government Income Portfolio
Prudential Conservative Balanced Portfolio
There were no mergers during the period ended December 31, 2019.
The Prudential Series Fund is a diversified open-end management investment company, and each portfolio of The Prudential Series Fund is managed by PGIM Investments LLC (“PGIM Investments”), which is an affiliate of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio of The Prudential Series Fund in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the portfolios of The Prudential Series Fund. Additional information on these portfolios is available upon request to PGIM Investments.

Note 2:	Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the portfolios of The Prudential Series Fund. Subsequent events have been evaluated through the date these financial statements were issued.
Investments - The investments in shares of the portfolios of The Prudential Series Fund are stated at the reported net asset value per share of the respective portfolios of The Prudential Series Fund, which is based on the fair value of the underlying securities in the respective portfolios of The Prudential Series Fund. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

A 7

Note 2:	Significant Accounting Policies (continued)

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.
Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the portfolios of The Prudential Series Fund and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2019, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:	Taxes
Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios of The Prudential Series Fund for the period ended December 31, 2019 were as follows:

	Purchases	Sales
Prudential Equity Portfolio (Class I)	$106,465	$14,159,639
Prudential Diversified Bond Portfolio	1,369,654	2,991,867
Prudential Flexible Managed Portfolio	305,388	6,202,633
Prudential Conservative Balanced Portfolio	690,624	4,207,319
Prudential Stock Index Portfolio	348,550	15,365,271
Prudential Global Portfolio	516,607	3,079,676
Prudential Government Income Portfolio	408,596	1,268,019

A 8

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund. PGIM Investments has entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund.
Certain charges and fees of the portfolios of The Prudential Series Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.
See The Prudential Series Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund in which it invests, including the related party expenses disclosed above.
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:	Financial Highlights

The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.
In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only contract designs within the Account that had contractholder units outstanding during the respective periods were considered when determining the ranges, which exclude

A 9

Note 7:	Financial Highlights (continued)

Prudential's position in the Account. The summary may not reflect the minimum and maximum contract charges as contractholders may not have selected all available contract options offered by Prudential.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Equity Portfolio (Class I)
December 31, 2019	9,624	$14.21	to	$17.43	$138,332	0.00%	0.20%	to	0.75%	27.93%	to	28.63%
December 31, 2018	10,627	$11.11	to	$13.55	$119,347	0.00%	0.20%	to	0.75%	-5.57%	to	-5.04%
December 31, 2017	11,531	$11.76	to	$14.27	$137,124	0.00%	0.20%	to	0.75%	24.85%	to	25.53%
December 31, 2016	12,772	$9.42	to	$11.37	$121,602	0.00%	0.20%	to	0.75%	3.01%	to	3.57%
December 31, 2015	14,333	$9.15	to	$10.98	$132,531	0.00%	0.20%	to	0.75%	1.59%	to	2.15%

	Prudential Diversified Bond Portfolio
December 31, 2019	4,073	$6.73	to	$8.25	$27,734	0.00%	0.20%	to	0.75%	10.07%	to	10.68%
December 31, 2018	4,285	$6.11	to	$7.45	$26,516	0.00%	0.20%	to	0.75%	-0.90%	to	-0.35%
December 31, 2017	4,660	$6.17	to	$7.48	$29,083	0.00%	0.20%	to	0.75%	6.21%	to	6.79%
December 31, 2016	5,164	$5.81	to	$7.01	$30,324	0.00%	0.20%	to	0.75%	4.81%	to	5.38%
December 31, 2015	5,725	$5.54	to	$6.65	$32,074	0.00%	0.20%	to	0.75%	-1.00%	to	-0.46%

	Prudential Flexible Managed Portfolio
December 31, 2019	6,709	$9.34	to	$11.46	$63,431	0.00%	0.20%	to	0.75%	18.98%	to	19.63%
December 31, 2018	7,331	$7.85	to	$9.58	$58,235	0.00%	0.20%	to	0.75%	-4.90%	to	-4.38%
December 31, 2017	8,065	$8.26	to	$10.02	$67,332	0.00%	0.20%	to	0.75%	14.11%	to	14.74%
December 31, 2016	9,037	$7.24	to	$8.73	$66,060	0.00%	0.20%	to	0.75%	7.72%	to	8.30%
December 31, 2015	9,923	$6.72	to	$8.06	$67,328	0.00%	0.20%	to	0.75%	0.26%	to	0.81%

	Prudential Conservative Balanced Portfolio
December 31, 2019	6,230	$7.61	to	$9.34	$47,771	0.00%	0.20%	to	0.75%	17.61%	to	18.25%
December 31, 2018	6,678	$6.47	to	$7.90	$43,538	0.00%	0.20%	to	0.75%	-3.20%	to	-2.66%
December 31, 2017	7,257	$6.68	to	$8.11	$48,883	0.00%	0.20%	to	0.75%	11.53%	to	12.14%
December 31, 2016	8,075	$5.99	to	$7.23	$48,789	0.00%	0.20%	to	0.75%	6.49%	to	7.06%
December 31, 2015	8,654	$5.63	to	$6.76	$49,105	0.00%	0.20%	to	0.75%	-0.35%	to	0.20%

	Prudential Stock Index Portfolio
December 31, 2019	11,319	$17.82	to	$21.86	$204,072	0.00%	0.20%	to	0.75%	30.10%	to	30.81%
December 31, 2018	12,170	$13.70	to	$16.71	$168,611	0.00%	0.20%	to	0.75%	-5.33%	to	-4.81%
December 31, 2017	13,553	$14.47	to	$17.55	$198,359	1.59%	0.20%	to	0.75%	20.56%	to	21.22%
December 31, 2016	14,890	$12.00	to	$14.48	$180,740	1.84%	0.20%	to	0.75%	11.01%	to	11.61%
December 31, 2015	16,321	$10.81	to	$12.97	$178,470	1.49%	0.20%	to	0.75%	0.43%	to	0.98%

	Prudential Global Portfolio
December 31, 2019	4,978	$6.61	to	$8.05	$33,065	0.00%	0.20%	to	0.75%	29.42%	to	30.13%
December 31, 2018	5,370	$5.11	to	$6.18	$27,554	0.00%	0.20%	to	0.75%	-8.01%	to	-7.50%
December 31, 2017	5,750	$5.55	to	$6.69	$32,067	0.00%	0.20%	to	0.75%	23.91%	to	24.59%
December 31, 2016	6,460	$4.48	to	$5.37	$29,069	0.00%	0.20%	to	0.75%	3.67%	to	4.24%
December 31, 2015	7,118	$4.32	to	$5.15	$30,902	0.00%	0.20%	to	0.75%	1.61%	to	2.17%

	Prudential Government Income Portfolio
December 31, 2019	3,077	$3.73	to	$4.54	$11,528	0.00%	0.20%	to	0.75%	5.82%	to	6.40%
December 31, 2018	3,289	$3.53	to	$4.27	$11,639	0.00%	0.20%	to	0.75%	-0.12%	to	0.43%
December 31, 2017	3,588	$3.53	to	$4.25	$12,713	0.00%	0.20%	to	0.75%	2.17%	to	2.73%
December 31, 2016	3,834	$3.45	to	$4.14	$13,291	0.00%	0.20%	to	0.75%	1.41%	to	1.96%
December 31, 2015	4,255	$3.41	to	$4.06	$14,540	0.00%	0.20%	to	0.75%	-0.08%	to	0.47%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolios of The Prudential Series Fund, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolios of The Prudential Series Fund in which the subaccount invests.

A 10

Note 7:	Financial Highlights (continued)

**
These amounts represent the annualized contract expenses of the Account, consisting of administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying portfolios of The Prudential Series Fund are excluded.

*** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying portfolios of The Prudential Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total returns presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2019 or from the effective date of the subaccount through the end of the reporting period.

Note 8:	Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Prudential.
A daily charge at an effective annual rate of 0.20% to 0.75% of the net assets of each subaccount is calculated for administrative expenses not provided by the annual account charge. This charge is assessed through a reduction in unit values.
Annual Account Charge - An annual account charge is deducted from the account of each participant, if applicable, at the time of withdrawal of the value of all of the participant’s account or at the end of the accounting year by reducing the number of units held. The charge will first be made against a participant’s account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the participant’s account in VCA-11(1). If the participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the participant’s VCA-10(2) account. If the participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the participant’s accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.
(1) VCA-11 is a unit investment trust offering the Medley product.
(2) VCA-10 is a registered separate account offering the Medley product.
Please see the prospectus for further information.
Participant Loan Charges - Prudential charges a loan application fee of up to $100, which is deducted from the participant account at the time the loan is initiated. Prudential also charges up to $30 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9:    Other
Accumulation units are the basic valuation units used to calculate the contractholder's interest allocated to the variable account before the annuitization date.
Contractholder net payments represent contractholder contributions, net of applicable deductions, charges, and state premium taxes.
Participant loans represent amounts borrowed by contractholders using the contract as the security for the loan.
Participant loan repayments and interest represent payments made by contractholders to reduce the total outstanding participant loan principal plus accrued interest.

A 11

Note 9:	Other (continued)

Surrenders, withdrawals and death benefits are payments to contractholders and beneficiaries made under the terms of the contract, including amounts that contractholders have requested to be withdrawn or paid to them. In addition, the balance includes timing related adjustments on contractholder transactions, which are funded by the general account in order to maintain appropriate contractholder account balances.
Net transfers between other subaccounts or fixed rate option are amounts that contractholders have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.
Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.
Receivable from (Payable to) The Prudential Insurance Company of America represents the amount Prudential may owe to or expect to receive from the Account primarily related to processing contractholder payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or (payable to) Prudential. The receivable/(payable) has no effect on the contractholder’s account or the related unit value.

Note 10:    Subsequent Events
On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A 12

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
The Prudential Insurance Company of America and
the Contractholders of The Prudential Variable Contract Account-24

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of The Prudential Variable Contract Account-24 indicated in the table below as of December 31, 2019, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of The Prudential Variable Contract Account-24 as of December 31, 2019, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Prudential Equity Portfolio (Class I)	Prudential Stock Index Portfolio
Prudential Diversified Bond Portfolio	Prudential Global Portfolio
Prudential Flexible Managed Portfolio	Prudential Government Income Portfolio
Prudential Conservative Balanced Portfolio

Basis for Opinions

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of The Prudential Variable Contract Account-24 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of The Prudential Variable Contract Account-24 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 17, 2020

We have served as the auditor of one or more of the subaccounts of The Prudential Variable Contract Account-24 since 1996.

A 13

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2019, 2018 and 2017
and Report of Independent Auditors

STATUTORY FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	Page(s)

Report of Independent Auditors	121
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3
Statutory Statements of Operations and Changes in Capital and Surplus	4
Statutory Statements of Cash Flows	5
Notes to Statutory Financial Statements	7
Annual Statement Schedule 1 - Selected Financial Data	110
Supplemental Investments Risks Interrogatories Schedule	113
Summary Investment Schedule	119

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2019	December 31, 2018
	(in millions)
ASSETS
Bonds	$90,272	$84,868
Preferred stocks	101	100
Common stocks	7,352	6,718
Mortgage loans on real estate	21,429	19,140
Real estate	532	531
Contract loans	2,943	2,903
Cash and short-term investments	5,827	3,744
Derivatives	3,455	2,873
Other invested assets	6,734	5,525
Total cash and invested assets	138,645	126,402
Premiums due and deferred	3,461	3,101
Accrued investment income	922	913
Current federal income tax recoverable	—	109
Net deferred tax asset	1,542	1,438
Other assets	1,470	1,529
Separate account assets	146,278	137,672
TOTAL ASSETS	$292,318	$271,164

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$90,123	$84,726
Deposit-type contracts	16,721	16,718
Advanced premiums	57	53
Policy dividends	1,521	1,709
Notes payable and other borrowings	181	181
Asset valuation reserve	3,205	2,549
Federal income tax payable	127	—
Interest maintenance reserve	480	—
Transfers to (from) separate accounts due or accrued	(502)	(441)
Securities sold under agreement to repurchase	6,812	6,908
Cash collateral held for loaned securities	2,797	2,463
Derivatives	1,329	866
Other liabilities	12,093	7,322
Separate account liabilities	145,891	137,415
Total liabilities	280,835	260,469

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	1,437	922
Surplus notes	346	845
Special surplus fund	337	307
Unassigned surplus	9,363	8,621
Total capital and surplus	11,483	10,695
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$292,318	$271,164

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2019	2018	2017
	(in millions)
REVENUES
Premiums and annuity considerations	$29,753	$30,488	$25,310
Net investment income	5,237	4,896	5,158
Other income (loss)	999	1,585	1,376
Total Revenues	35,989	36,969	31,844

BENEFITS AND EXPENSES
Death benefits	4,572	4,804	5,392
Annuity benefits	12,233	11,217	10,335
Disability benefits	1,056	1,018	967
Other benefits	19	20	21
Surrender benefits and fund withdrawals	14,423	12,650	10,715
Net increase (decrease) in reserves	5,133	3,218	3,634
Commissions	1,255	1,057	912
Net transfer to (from) separate accounts	(4,571)	228	(2,295)
Other expenses (benefits)	1,754	1,151	1,414
Total Benefits and Expenses	35,874	35,363	31,095

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	115	1,606	749
Dividends to policyholders	(125)	26	(141)

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	240	1,580	890
Income tax expense (benefit)	270	177	385

INCOME (LOSS) FROM OPERATIONS	(30)	1,403	505
Net realized capital gains (losses)	(139)	(79)	(722)

NET INCOME (LOSS)	$(169)	$1,324	$(217)

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$10,695	$9,948	$11,174
Net income (loss)	(169)	1,324	(217)
Change in common capital stock and gross paid in and contributed surplus	515	715	163
Change in net unrealized capital gains (losses)	1,330	(202)	585
Change in nonadmitted assets	137	(19)	(429)
Change in asset valuation reserve	(656)	(67)	(211)
Change in net deferred income tax	398	278	(655)
Change in surplus notes	(499)	—	—
Change in reserve on account of change in valuation basis	185	(877)	53
Dividends to stockholders	(600)	—	(1,000)
Net change in separate accounts surplus	467	(320)	56
Amortization related to employee retirement plans and other pension adjustments	(180)	(156)	389
Other changes, net	(140)	71	40
Net change in capital and surplus	788	747	(1,226)
CAPITAL AND SURPLUS, END OF PERIOD	$11,483	$10,695	$9,948

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2019	2018	2017
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$26,189	$29,501	$22,437
Net investment income	5,160	4,766	4,999
Other income	1,601	1,577	1,624
Separate account transfers	7,644	699	4,908
Benefits and claims	(31,918)	(29,968)	(27,420)
Policyholders’ dividends	(62)	(62)	(137)
Federal income taxes	(179)	(282)	(482)
Other operating expenses	(1,984)	(1,443)	(1,801)

Net cash from (used in) operating activities	6,451	4,788	4,128

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	14,140	13,949	11,825
Stocks	470	515	533
Mortgage loans on real estate	3,023	2,889	2,759
Real estate	—	260	—
Other invested assets	647	844	777
Miscellaneous proceeds	552	197	179
Payments for investments acquired
Bonds	(19,367)	(20,452)	(13,222)
Stocks	(350)	(854)	(556)
Mortgage loans on real estate	(5,270)	(3,395)	(3,262)
Real estate	(43)	(212)	(52)
Other invested assets	(1,259)	(1,285)	(963)
Miscellaneous applications	(351)	(178)	(393)

Net cash from (used in) investing activities	(7,808)	(7,722)	(2,375)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(49)	(19)	(16)
Proceeds from (payments of) surplus paid in	—	500	150
Dividends to stockholders	(600)	—	(1,000)
Net deposits on deposit-type contract funds	(526)	(1,002)	(45)
Other financing activities	4,615	2,072	9

Net cash from (used in) financing activities	3,440	1,551	(902)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	2,083	(1,383)	851
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	3,744	5,127	4,276
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$5,827	$3,744	$5,127

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

	Years Ended
		December 31,
	2019	2018	2017
	(in millions)
In-kind assets receipt related to pension risk transfer transactions	$3,135	$806	$2,706
Repayment of a surplus note by parent	500	—	—
Asset transfer from common stocks to other invested assets	256	—	—
Amortization of deferred gains related to reinsurance transactions with affiliates	92	110	118
Dividend distribution from a subsidiary related to a tax payment agreement	30	74	85
Transfer of bonds from an affiliate	23	—	—
Transfer of bonds to an affiliate	20	—	—
Contribution of tax credits from parent	15	15	14
Contribution of tax credits to a subsidiary	6	6	5
Capitalized deferred interest on mortgage loans	4	—	—
Capital contribution from parent	—	200	—
Donation of equity securities to an affiliated charitable organization	—	30	69
Asset transfer from mortgage loans to other invested assets	—	1	—
Transfer of net assets from affiliates	—	—	334
Deferral of gains related to a reinsurance transaction with an affiliate	—	—	131
Unsettled trade activity	—	—	75
Impairment of a fixed asset	—	—	19
Payment on a loan	—	—	2

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1A.	Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance and annuities, group insurance and pension and retirement products and related services and administration. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices

The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:

•
The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•
Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment.   With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2019 and 2018, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

•
In 2004, one of the Company’s insurance subsidiaries, Prudential Retirement and Annuity Company (“PRIAC”), received approval from its domiciliary insurance department, the Connecticut Insurance Department, to record a deferred gain associated with an assumption reinsurance agreements between Connecticut General Life Insurance Company and PRIAC in the interest maintenance reserve (“IMR”) and to amortize the deferred gain in a manner consistent with those relevant annual statement instructions. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance with the guidance of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance,” and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by PRIAC’s Appointed Actuary. See Note 1D, Accounting Policy, for additional information related to accounting for investments in subsidiaries.

•
The Department approved a permitted accounting practice related to variable annuities that differs from SAP. In conjunction with the calculation of reserves per SSAP No. 51R, “Life Contracts” (“SSAP No. 51R”), the permitted practice allows for adjustments to the discount rate and “bond class” return prescribed parameters of the Actuarial Guideline 43 “CARVM for Variable Annuities” (“AG 43”), standard scenario calculation to be more consistent with current market conditions. In addition to adjusting the Company’s reserves calculated under SAP, the use of the permitted practice effects the calculation of current taxes and net admitted deferred tax assets. The permitted practice is referred to as “Reserve calculation adjustments” in the below financial statement reconciliation. The permitted accounting practice was discontinued as of fourth quarter 2019.

•
In 2015, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)
Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2019 and 2018, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)
Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦
To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” instead of recording these securities at fair value as required by SSAP No. 56.

◦
The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦
To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦
To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” indicates that derivatives that are used for hedging transactions for which an entity either (1) doesn’t meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2019	2018	2017
				(in millions)
Net Income
New Jersey state basis (Page 4, Net Income)				$(169)	$1,324	$(217)

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Other income (loss)	(1,021)	(144)	(211)
Separate Account Valuation	56	4	Net increase (decrease) in reserves	1,021	144	211

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Reserve calculation adjustments	51R	4	Net increase (decrease) in reserves	—	1	(27)
Reserve calculation adjustments	51R	4	Income tax expense (benefit)	—	(26)	1
NAIC SAP				$(169)	$1,349	$(191)

Surplus
New Jersey state basis (Page 3, Total Capital and Surplus)				$11,483	$10,695	$9,948

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	4	Change in nonadmitted assets	41	40	42

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	4	Change in net unrealized capital gains (losses)	(56)	(62)	(70)
Reserve calculation adjustments	51R	4	Net increase (decrease) in reserves	—	1	(27)
Reserve calculation adjustments	51R	4	Income tax expense (benefit)	—	(26)	1
Reserve calculation adjustments	51R	4	Change in net deferred income tax	—	26	5
Reserve calculation adjustments	51R	4	Change in nonadmitted assets	—	(29)	(9)
NAIC SAP				$11,498	$10,745	$10,006

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	SSAP #	F/S Page	F/S Line #	2019	2018
				(in millions)
Assets
New Jersey state basis (Page 3, Total Assets)				$292,318	$271,164

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Separate account assets	(2,614)	450
Admit leasehold improvements	19	3	Other assets	41	40

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	3	Common stocks	(56)	(62)
Reserve calculation adjustments	51R	3	Net deferred tax asset	—	(4)
Reserve calculation adjustments	51R	3	Current federal income tax recoverable	—	(26)
NAIC SAP				$294,947	$270,766

Liabilities
New Jersey state basis (Page 3, Total Liabilities)				$280,835	$260,469

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Future policy benefits and claims	(1,021)	(144)
Separate Account Valuation	56	3	Separate account liabilities	(1,593)	594

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Reserve calculation adjustments	51R	3	Future policy benefits and claims	—	(1)
NAIC SAP				$283,449	$260,020

1C.	Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

1D.	Accounting Policy
In addition, the Company uses the following accounting policies:

1)
Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.

Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

2)
Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into six categories ranging from highest quality bonds to those in or near default. Bonds rated in the top five categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss.
The Company does not hold any bonds that utilize the systematic value measurement method approach for SVO-Identified investments.
Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2019 and 2018.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2019 and 2018.

3)
Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.

4)
Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

5)
Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

6)
Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.

7)
Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in net investment income when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.

8)
Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or permitted alternatives as defined in SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies.”

9)
Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” See Note 8, Derivatives, for additional disclosures.

10)	The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”

11)
Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

12)	The Company has not modified its capitalization policy from the prior period.

13)	The Company does not have any pharmaceutical rebates receivable.

14)
Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Net realized capital gains (losses) are recorded upon termination of the agreements.

15)
Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

and accounted for based on the type of investment. A liability to return collateral received is reported in “Cash collateral held for loaned securities.”

16)	Contract loans are stated at unpaid principal balances.

17)
Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Under SAP, several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:

a)	the reasons for the decline in value (credit event, currency or interest related, including general spread widening);

b)	a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;

c)	a company’s intent to sell its investment before recovery of the cost of the investment;

d)	the financial condition of and near-term prospects of the issuer; and

e)	for stocks, the extent and duration of the decline.

For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on a post tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, even if the Company has no intent to sell and the Company has the intent and ability to hold to recovery, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on a post tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.

18)
Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”

19)
Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.

20)
Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate in light of the assets supporting them.

21)
The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and past experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

22)
AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.

23)	Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.

24)
The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings.

25)
The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurance are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.

26)
Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.

27)
“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.

28)	Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP and NAIC statutory instructions.

29)	NAIC SAP and NJ SAP differ from GAAP in certain respects, which in some cases may be material. The significant differences between SAP and GAAP are noted below:

•
Under SAP, financial statements of subsidiaries are not consolidated with their parent company. The equity value of the subsidiaries are recorded as preferred stock, common stock and other invested assets.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

•
Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the contracts in proportion to gross margins, gross profits or gross premiums, depending on the type of contract.

•
Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•
Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•
Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•
Under SAP, IMR is established to capture interest-related realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired; under GAAP, no such reserve is required.

•
Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•
Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•	Under SAP, changes in fair value of equity investments are reported in surplus; under GAAP, changes in fair value of equity investments are reported in net income.

•
Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

•	Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•
Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•	Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•
Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense.  In addition, the deferred tax asset under SAP is subject to admissibility limits.

•
Under SAP, deposits to universal life contracts and investment-type contracts without life contingencies are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•
Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•
Under SAP, interest-related other-than-temporary impairments for bonds are determined based primarily upon PICA’s intent to sell or inability to assert its intent and ability to hold the security until recovery; under GAAP, other-than-temporary impairments for debt securities are based primarily upon whether PICA intends to sell the security or more likely than not will be required

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

to sell the security before recovery of its amortized cost basis.

•	Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•
Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

•
Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases and expensed in accordance with ASC 842 “Leases.” Prior to the adoption of ASC 842 in 2019, leases were recorded as either operating or capital leases and expensed in accordance with ASC 840 “Leases.”

1E.	Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.	Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

In December 2017, the Securities and Exchange Commission (“SEC”) staff issued Staff Accounting Bulletin No. 118, “Income Tax Accounting Implications of the Tax Cuts and Jobs Act” (“SAB 118”), which allows the registrants to record provisional amounts during a “measurement period” not to extend beyond one year. On February 8, 2018, the NAIC’s SAP Working Group issued INT 18-01, Updated Tax Estimates under the Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”), which adopts concepts from SAB 118 related to “complete” and “incomplete” estimates and those items for which a reasonable estimate cannot be determined. See Note 9, Income Taxes, for a discussion

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

of provisional amounts related to the Tax Act of 2017 included in “Total incurred income tax expense” in 2017 and adjustments to provisional amounts recorded in 2018.

1G.	Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. There were no accounting changes or corrections of errors as of December 31, 2019, 2018 and 2017, respectively.
In 2019, the NAIC adopted final revisions to the Valuation Manual (VM-21), Actuarial Guideline 43 (“AG 43”), and risk-based capital instructions to implement a new variable annuity statutory framework for 2020. Changes include: (i) aligning economically-focused hedge assets with liability valuations; (ii) reforming standard scenarios for AG 43 and C3 Phase II; and (iii) standardizing capital market assumptions and aligning total asset requirements and reserves. The Company does not expect material impacts to target capital levels from the revised framework. The NAIC is considering further changes to the Valuation Manual for future years.
In March 2017, the NAIC adopted revisions to SSAP No. 35R, “Guaranty Fund and Other Assessments.” The revision allows for the discounting of liabilities for guaranty funds and the related assets recognized from accrued and paid liability assessments from insolvencies of entities that wrote long term care contracts. See Note 14B, Assessments, for details regarding guaranty fund assessments.
In 2016, the NAIC adopted a principle-based reserving approach for life insurance products. Principle-based reserving replaces the reserving methods for life insurance products for which the former formulaic basis for reserves may not accurately reflect the risks or costs of the liability or obligations of the insurer. The principle-based reserving approach had a three-year phase-in period. Principle-based reserving will not affect reserves for policies in force prior to January 1, 2017.

The Company has introduced updated versions of its individual life products in conjunction with the requirement to adopt principle-based reserving by January 1, 2020. These updated products are currently priced to support the principle-based statutory reserve level without the need for reserve financing. Certain elements of the implementation of principle-based reserving are yet to be finalized by the NAIC and may have a material impact on statutory reserves. The Company continues to assess the impact of the implementation of principle-based reserving on projected statutory reserve levels, product pricing and the use of financing.

3.    BUSINESS COMBINATIONS AND GOODWILL
Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the book value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect on the Company’s financial condition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2019
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Ada Cogen Holdings LP	12/10/2013	$5	$5	$2	$1	100.0%
NNE Holding LLC	4/24/2015	16	7	1	1	19.3%
Total		XXX	XXX	$3	$2	XXX

December 31, 2018
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Ada Cogen Holdings LP	12/10/2013	$5	$5	$2	$1	100.0%
Tenaska Prudential Partners, LLC	12/18/2013	37	33	—	14	0.0%
AmeriMark Holdings, LLC - Series A Common Units (R)	5/31/2013	2	2	1	—	100.0%
AmeriMark Holdings, LLC - Series A Preferred Units (R)	5/31/2013	3	2	1	—	100.0%
NNE Holding LLC	4/24/2015	16	7	3	1	19.8%
Total		XXX	XXX	$7	$16	XXX
Impairment Loss
Based on market performance throughout the year, Amerimark’s Preferred and Common stock value was valued at $0, resulting in the impairment of the associated goodwill. Furthermore, the fair value was determined on a Multiples Approach using a valuation multiple of 5.8x. The amount that was charged to realized capital losses for the Company was $2 million during 2019.

4.    DIVESTED BUSINESS
The Company did not have any material discontinued operations during 2019, 2018 and 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5.     INVESTMENTS

5A.	Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The Securities Valuation Office (“SVO”) evaluates the investments of insurers for statutory purposes and assigns bonds one of six categories called “NAIC Designations.” In general, NAIC Designations of “1” highest quality or “2” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest four categories approximated 5.40% and 5.81% of the Company’s bonds as of December 31, 2019 and 2018, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.
The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2019
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,748	$1,196	$4	$7,940
All other governments	4,024	459	7	4,476
Political subdivisions of states, territories and possessions	794	121	—	915
Special revenue and special assessment obligation all non guaranteed obligations of agencies	6,366	787	7	7,146
Industrial & miscellaneous (unaffiliated)	69,344	5,690	190	74,844
Parent, subsidiaries and affiliates	2,689	198	1	2,886
Hybrid Securities	307	69	3	373
Total bonds	$90,272	$8,520	$212	$98,580

Unaffiliated Preferred Stocks
Redeemable	$96	$13	$—	$109
Non-redeemable	5	1	—	6
Total unaffiliated preferred stocks	$101	$14	$—	$115

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,251	$715	$116	$6,850
All other governments	4,090	151	97	4,144
Political subdivisions of states, territories and possessions	776	68	3	841
Special revenue and special assessment obligation all non guaranteed obligations of agencies	5,927	398	51	6,274
Industrial & miscellaneous (unaffiliated)	64,504	2,027	1,210	65,321
Parent, subsidiaries and affiliates	3,006	83	17	3,072
Hybrid Securities	314	39	5	348
Total bonds	$84,868	$3,481	$1,499	$86,850

Unaffiliated Preferred Stocks
Redeemable	$90	$2	$1	$91
Non-redeemable	10	9	—	19
Total unaffiliated preferred stocks	$100	$11	$1	$110

The following table sets forth the carrying amount and estimated fair value of bonds including (short-term investments) categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan backed and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2019		December 31, 2018
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$5,686	$5,711	$4,892	$4,908
Due after one year through five years	15,221	15,760	15,098	15,279
Due after five years through ten years	14,437	15,529	12,784	13,060
Due after ten years	32,518	38,021	31,053	32,327
Subtotal	$67,862	$75,021	$63,827	$65,574

Asset-backed securities	$7,658	$7,676	$7,749	$7,740
Commercial mortgage-backed securities	7,433	7,816	6,662	6,708
Residential mortgage-backed securities	1,572	1,707	1,394	1,468
Other loan backed and structured securities	6,612	7,226	6,586	6,710
Total	$91,137	$99,446	$86,218	$88,200

Proceeds from the sale of bonds were $5,128 million, $5,506 million and $2,807 million for the years ended December 31, 2019, 2018 and 2017, respectively. Gross gains of $126 million, $82 million and $66 million and gross losses of $88 million, $131 million and $20 million were realized on such sales during the years ended December 31, 2019, 2018 and 2017, respectively.

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $84 million, $78 million and $90 million, for preferred stocks were $5 million, $1 million and $3 million, and for unaffiliated common stocks were $18 million, $15 million and $6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2019
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$6,619	$6,534	(85)	$6,029	$5,705	(324)
Unaffiliated Preferred and Common stocks	21	19	(2)	123	123	—
Total	$6,640	$6,553	(87)	$6,152	$5,828	(324)

	December 31, 2018
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$28,529	$27,594	(935)	$15,875	$14,961	(914)
Unaffiliated Preferred and Common stocks	221	215	(6)	27	17	(10)
Total	$28,750	$27,809	(941)	$15,902	$14,978	(924)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2019 or 2018. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2019, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5B.	Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2019 were: agricultural loans 5.90% and 3.15%; commercial loans 8.50% and 1.27%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2018 were: agricultural loans 5.40% and 3.68%; commercial loans 6.00% and 1.83%. For the years ended December 31, 2019 and 2018 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans are geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.31%), New York (8.93%) and Texas (8.82%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2019. The mortgage loans are geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.71%), Texas (9.03%) and New York (8.33%) and included loans secured by properties in Europe, Mexico, Canada and Australia as of December 31, 2018.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2019 and 2018.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $21,271 million of investment grade mortgage loans and $158 million of below investment grade mortgage loans as of December 31, 2019. There were $19,031 million of investment grade mortgage loans and $109 million of below investment grade mortgage loans as of December 31, 2018.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in the lending process. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

	December 31, 2019
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
	($ in millions)
Recorded Investment (All)
Current	$1,655	$—	$—	$—	$19,700	$62	$21,417
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	12	—	—	—	—	—	12
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	6	—	—	—	—	—	6
Number of Loans	1	—	—	—	—	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	251	—	251

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	($ in millions)
Recorded Investment (All)
Current	$1,659	$—	$—	$—	$17,468	$—	$19,127
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	13	—	—	—	—	—	13
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	38	—	—	—	89	—	127
Number of Loans	4	—	—	—	2	—	6
Percent Reduced	0.2%	0.0%	0.0%	0.0%	0.9%	0.0%	1.1%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	245	—	245

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

December 31, 2019
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	12	—	—	—	—	—	12
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

December 31, 2018
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	16	—	—	—	—	—	16
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

The Company did not have investments in impaired loans with or without allowance for credit losses as of both December 31, 2019 and 2018.

5C.	Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
As of December 31, 2019, the Company had no loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2019
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Presented Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
00105HDZ6	$1	$1	$—	$1	$1	1Q19
152314GS3	2	2	$—	2	2	1Q19
84751PBL2	—	—	—	—	—	1Q19
00105HDZ6	1	1	—	1	1	2Q19
29445FAD0	—	—	—	—	—	2Q19
589929J58	1	1	—	1	1	2Q19
00105HDZ6	—	—	—	—	—	3Q19
12667FYT6	—	—	—	—	—	3Q19
00105HDZ6	—	—	—	—	—	4Q19
12667FYT6	—	—	—	—	—	4Q19
84751PLP2	1	1	—	1	1	4Q19
Total	$6	$6	$—	$6	$6
The following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2019	December 31, 2018
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(14)	$(96)
12 Months or Longer	$(110)	$(206)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$3,227	$7,476
12 Months or Longer	$2,822	$3,754

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.	Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored in order to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $2,797 million and $2,463 million is invested in “Bonds” and “Cash and short-term investments” as of December 31, 2019 and 2018, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,694 million and $2,381 million as of December 31, 2019 and 2018, respectively. A liability to return collateral received of $2,797 million and $2,463 million is included in “Cash collateral held for loaned securities” as of December 31, 2019 and 2018, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There is no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $2,769 million and $3,048 million is invested in “Cash and short-term investments” as of December 31, 2019 and 2018, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,718 million and $3,012 million as of December 31, 2019 and 2018, respectively. A liability to return collateral received of $2,801 million and $3,080 million (which includes $32 million and $32 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2019 and 2018, respectively. Additionally, assets and a cash collateral liability of $10 million and $13 million were received for unaffiliated lending as of December 31, 2019 and 2018, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2019	December 31, 2018
	(in millions)
Securities Lending:
Open	$2,797	$2,463
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	2,797	2,463
Securities Received	—	—
Total Collateral Received	$2,797	$2,463

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $2,742 million and $2,424 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2019 and 2018, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.
As of both December 31, 2019 and 2018, the Company did not have any security lending transaction administered by an affiliate agent in which one line reporting of the reinvested collateral is used.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	311	313	191	191
31 to 60 Days	88	88	110	110
61 to 90 Days	66	66	223	223
91 to 120 Days	48	48	76	76
121 to 180 Days	204	204	116	116
181 to 365 Days	409	411	285	285
1 to 2 years	836	841	744	741
2 to 3 years	624	627	507	506
Greater than 3 years	145	144	177	176
Subtotal	2,731	2,742	2,429	2,424
Securities Received	—	—	—	—
Total Collateral Reinvested	$2,731	$2,742	$2,429	$2,424

As of both December 31, 2019 and 2018, the Company had no securities lending transactions that extend beyond one year from the reporting date.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2019, the Company has sufficient assets to cover its secured borrowing liability.
The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$7,140	$6,812	$6,818	$6,737
Overnight	—	—	165	—
2 Days to 1 Week	—	—	165	—
>1 Week to 1 Month	—	—	171	171
>1 Month to 3 Months	—	—	168	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$5,725	$—	$6,371
Fair Value	7,251	6,893	7,075	7,020
The securities acquired were bonds with a designation of NAIC 1 with a BACV of $5,725 million and $6,371 million and a fair value of $6,893 million and $7,020 million as of December 31, 2019 and 2018, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the cash collateral received as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$7,140	$6,812	$6,988	$6,908
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2019 and 2018.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2019	December 31, 2018
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$6,812	$6,737
30 Days or Less	—	171
31 to 90 Days	—	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2019		December 31, 2018
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$758	$763	$536	$535
31 to 60 Days	214	214	309	309
61 to 90 Days	161	161	625	625
91 to 120 Days	116	116	212	212
121 to 180 Days	498	498	325	325
181 to 365 Days	997	1,000	801	800
1 to 2 Years	2,036	2,048	2,086	2,080
2 to 3 Years	1,520	1,526	1,422	1,419
Greater than 3 Years	353	352	497	494
The following table sets forth the fair value of the security collateral pledged and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$7,140	$6,812	$6,988	$6,908
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the reverse repurchase agreements that used tri-party trades as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$—	$—	$—	$—
Overnight	50	—	118	—
2 Days to 1 Week	80	—	150	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	13	13	13	13
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the fair value of securities acquired under reverse repurchase agreements as of the dates indicated:

	December 31, 2019	December 31, 2018
	(in millions)
Maximum Amount	$80	$150
Ending Balance	13	13
The securities acquired were bonds with a designation of NAIC 1 with a fair value of $13 million and $13 million as of December 31, 2019 and 2018, respectively.
The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Cash	$—	$—	$—	$—
Securities (FV)	82	13	153	18
Securities (BACV)		13		18
The following table sets forth the allocation of aggregate collateral pledged by remaining contractual maturity as of the dates indicated:

	December 31, 2019	December 31, 2018
	Fair Value	Fair Value
(in millions)
Overnight and Continuous	$—	$—
30 Days or Less	—	—
61 to 90 Days	13	18
Greater than 90 Days	—	—
The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$80	$13	$150	$13
Securities (FV)	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Repo Securities Sold/Acquired with Cash Collateral	$80	$13	$150	$13
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

5E.     Real Estate
The Company recorded less than $1 million and $0 million of gains on the sale of real estate during the years ended December 31, 2019 and 2018, respectively. There were no impairment losses recognized on real estate during the years ended December 31, 2019 and 2018.
The Company classified $274 million and $263 million as real estate occupied by the Company at December 31, 2019 and 2018, respectively.
The Company classified $258 million (less $255 million of encumbrances) and $268 million (less $256 million of encumbrances) as real estate held for the production of income as of December 31, 2019 and 2018, respectively.
The Company did not classify any real estate as held for sale as of both December 31, 2019 and 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5F.	Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2019		December 31, 2018
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$346	5.1%	$412	7.5%
Joint venture and limited partnerships interests in common stock	5,164	76.7	4,167	75.4
Joint venture and limited partnerships interests in fixed income	516	7.7	384	7.0
Joint venture and limited partnerships interests - other	543	8.1	520	9.4
Subtotal - Other Invested Assets	6,569	97.6	5,483	99.3
Receivables for Securities	82	1.2	32	0.6
Cash collateral for variation margin	83	1.2	10	0.1
Total Other Invested Assets	$6,734	100.0%	$5,525	100.0%

5G.	Other Investment Disclosures
Troubled Debt Restructuring
The Company had $0 million and less than $1 million of restructured mortgage loans as of December 31, 2019 and 2018, respectively.
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Low-Income Housing Tax Credits
The Company had $46 million, $28 million and $30 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2019, 2018 and 2017, respectively. The Company had $151 million and $145 million of LIHTC property investments as of December 31, 2019 and 2018, respectively. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 2 investments, 6-10 years – 4 investments, over 10 years – 2 investment as of December 31, 2019 and 0-5 years - 7 investments, 6-10 years - 4 investments, over 10 years - 5 investments as of December 31, 2018. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. There were no impaired LIHTC property investments at December 31, 2019 and 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Restricted Assets
The following tables set forth restricted assets (including pledged assets) as of the dates indicated:

	December 31, 2019
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,390	—	2,719	—	5,109	—	5,109	1.7%	1.7%
Subject to repurchase agreements	5,725	—	20	—	5,745	—	5,745	1.9%	2.0%
Subject to reverse repurchase agreements	13	—	—	—	13	—	13	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	50	—	—	—	50	—	50	0.0%	0.0%
FHLB capital stock	30	—	—	—	30	—	30	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	12,370	—	—	—	12,370	—	12,370	4.2%	4.2%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$20,583	$—	$2,739	$—	$23,322	$—	$23,322	7.8%	7.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,424	—	3,029	—	5,453	—	5,453	2.0%	2.0%
Subject to repurchase agreements	6,370	—	77	—	6,447	—	6,447	2.3%	2.4%
Subject to reverse repurchase agreements	13	—	—	—	13	—	13	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	600	—	—	—	600	—	600	0.2%	0.2%
FHLB Capital Stock	30	—	—	—	30	—	30	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	11,144	—	—	—	11,144	—	11,144	4.1%	4.1%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$20,586	$—	$3,106	$—	$23,692	$—	$23,692	8.6%	8.7%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the detail of assets pledged as collateral not captured in other categories as of the dates indicated:

	December 31, 2019
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$227	$—	$—	$—	$227	$—	$227	0.1%	0.1%
Reinsurance Trust Assets	12,143	—	—	—	12,143	—	12,143	4.1%	4.1%
Total	$12,370	$—	$—	$—	$12,370	$—	$12,370	4.2%	4.2%

	December 31, 2018
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$228	$—	$—	$—	$228	$—	$228	0.1%	0.1%
Reinsurance Trust Assets	10,916	—	—	—	10,916	—	10,916	4.0%	4.0%
Total	$11,144	$—	$—	$—	$11,144	$—	$11,144	4.1%	4.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the dates indicated:

	December 31, 2019
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$972	$971	0.6%	0.7%
Bonds	16,528	17,494	11.0%	11.3%
Mortgage loans	4,276	4,409	2.9%	2.9%
Common stocks	—	—	0.0%	0.0%
Other invested assets	14	15	0.0%	0.0%
Other	(36)	(36)	0.0%	0.0%
Total General Account	$21,754	$22,853	14.5%	14.9%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,591	$2,591	1.8%	1.8%
Bonds	206	194	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	—	0.0%	0.0%
Total Separate Account	$2,797	$2,785	1.9%	1.9%

	December 31, 2019
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,609	7.1%
Recognized Obligation to Return Collateral Asset (Separate Account)	$2,801	1.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,023	$2,023	1.5%	1.5%
Bonds	14,912	14,965	10.9%	11.2%
Mortgage loans	3,436	3,426	2.5%	2.6%
Common stocks	—	—	0.0%	0.0%
Other invested assets	14	14	0.0%	0.0%
Other	2	2	0.0%	0.0%
Total General Account	$20,387	$20,430	14.9%	15.3%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$13	$13	0.0%	0.0%
Bonds	139	118	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	—	0.0%	0.0%
Total Separate Account	$152	$131	0.1%	0.1%

	December 31, 2018
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,371	7.6%
Recognized Obligation to Return Collateral Asset (Separate Account)	$—	0.0%

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $35 million, $27 million and $31 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2019, 2018 and 2017.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is nonadmitted and excluded from “Net investment income.” There was no nonadmitted due and accrued rental income on real estate as of December 31, 2019, 2018 and 2017.
Other invested assets had no nonadmitted due and accrued income as of December 31, 2019, 2018 and 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth “Net investment income” for the years ended December 31:

	2019	2018	2017
	(in millions)

Bonds	$3,760	$3,506	$3,420
Stocks	442	410	667
Mortgage loans	897	821	817
Contract loans	147	147	147
Cash, cash equivalents, and short-term investments	115	102	60
Other investments	724	706	671
Total gross investment income	6,085	5,692	5,782
Less investment expenses	(889)	(812)	(672)
Net investment income before amortization of IMR	5,196	4,880	5,110
Amortization of IMR	41	16	48
Net investment income	$5,237	$4,896	$5,158
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2019	2018	2017
	(in millions)

Bonds	$(44)	$(124)	$(32)
Stocks	10	53	(6)
Mortgage loans	(21)	(11)	(7)
Derivative instruments	755	(273)	(292)
Other invested assets	(16)	58	(26)
Gross realized capital gains (losses)	684	(297)	(363)
Capital gains tax	(175)	(51)	(252)
IMR transfers, net of tax	(648)	269	(107)
Net realized capital (losses)	$(139)	$(79)	$(722)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company has no direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2019
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$148	$148	$220	$—
Total	$148	$148	$220	$—

	December 31, 2018
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$179	$179	$247	$—
Total	$179	$179	$247	$—

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company has no underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2019 and 2018, these commitments were $5,208 million and $5,295 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $987 million and $4,933 million at December 31, 2019 and 2018, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2019 and 2018, financial guarantees issued by the Company were $80,021 million and $79,228 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2019 and 2018, such contracts in force carried a total guaranteed value of $80,009 million and $79,215 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $81,604 million and $77,897 million at December 31, 2019

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

and 2018, respectively. The remaining $12 million is due to a guarantee on behalf of a previously owned investment subsidiary, Washington Street Investments, LLC.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2019			December 31, 2018
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	24	$120	$123	36	$383	$375
LB&SS	11	32	32	9	27	27
Preferred stock	—	—	—	—	—	—
Total	35	$152	$155	45	$410	$402

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years indicated:

	December 31, 2019		December 31, 2018		December 31, 2017
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	150	—	133	—	145	—
Aggregate Amount of investment income	$95	$—	$45	$—	$95	$—

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 7, 2020, the date these audited financial statements were issued.
Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 7, 2020, the date these audited financial statements were issued.
On March 11, 2020, the World Health Organization (“WHO”) declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies and the Company are highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the Company including its operations, lending arrangements, capital position, including the risk-based capital ratio, debt covenants, the fair value of investments and estimates reported in the financial statements and accompanying notes. If the financial markets and/or the overall economy are impacted for an extended period, the Company’s results of operations, financial position and cash flows may be materially adversely affected.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

7.    REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, coinsurance and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2019	2018	2017
	(in millions)
Premiums:
Direct	$25,525	$26,870	$22,221
Assumed	10,459	9,241	8,178
Ceded	6,238	5,632	5,095

The Company has reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The total amount of reinsurance credits taken as a reduction of liability for these agreements in this statement is $153 million, $113 million and $121 million for the years ending December 31, 2019, 2018 and 2017, respectively.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits for individual life and group insurance were $3 million and $90 million as of December 31, 2019, respectively, $6 million and $135 million as of December 31, 2018, respectively, and $41 million and $71 million as of December 31, 2017, respectively.

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2019, 2018 and 2017 as a result of uncollectible or commutated reinsurance with the respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2019	2018	2017	2019	2018	2017
	(in thousands)
Claims incurred	$—	$—	$3,166	$—	$—	$1,162
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	(2,419)	5,350	—	5
Other	—	—	(1,256)	—	—	(312)
Company:
Atlanta Life	—	—	(509)	—	—	—
Swiss Re Life & Health America Inc.	—	—	—	—	—	855
Employers Reinsurance Corporation	—	—	—	1,000	—	—
Exchange Indemnity Corporation	—	—	—	50	—	—
MHL Reinsurance LTD	—	—	—	4,300	—	—

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectable reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The amounts related to reinsurance agreements as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed from affiliated insurers	$25,878	$22,496	$19,182	$7,212	$6,302	$5,610
Assumed from unaffiliated insurers	17,305	16,786	16,323	3,247	2,939	2,568
Total reinsurance assumed	$43,183	$39,282	$35,505	$10,459	$9,241	$8,178

Ceded to affiliated insurers	$62,579	$62,879	$63,099	$2,664	$2,757	$3,013
Ceded to unaffiliated insurers	3,001	2,968	2,935	3,574	2,875	2,082
Total reinsurance ceded	$65,580	$65,847	$66,034	$6,238	$5,632	$5,095

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
DART	$201	$102	$—	$148	$117	$—
GUL Re	100	97	91	68	66	81
Term Re	437	423	401	236	211	259
PURC	148	136	126	83	74	68
PARU	938	921	886	442	422	395
PAR Term	422	384	369	301	230	194
Pramerica	—	1	1	(1)	—	—
UPARC	—	—	—	—	—	(17)
PARCC	713	691	729	605	524	542
PLAZ	268	290	292	224	245	241
PLNJ	48	50	52	41	44	45
Affiliated total	3,275	3,095	2,947	2,147	1,933	1,808
Unaffiliated	15,453	15,074	14,663	1,029	1,097	1,133
Unaffiliated total	15,453	15,074	14,663	1,029	1,097	1,133
Total	$18,728	$18,169	$17,610	$3,176	$3,030	$2,941

Ceded:
PLAZ	$11,187	$10,752	$10,307	$417	$444	$461
DART	—	—	—	—	(2)	—
UPARC	—	—	2	—	—	2
Affiliated total	11,187	10,752	10,309	417	442	463
Unaffiliated	2,793	2,775	2,740	1,467	1,414	1,350
Unaffiliated total	2,793	2,775	2,740	1,467	1,414	1,350
Total	$13,980	$13,527	$13,049	$1,884	$1,856	$1,813

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

DART

Effective January 1, 2018, the Company entered into a yearly renewable term (“YRT”) agreement with a subsidiary, Dryden Arizona Reinsurance Term Company (“DART”), that states DART will retrocede 95% to 100% of the mortality risk on each policy assumed from Pruco Life Insurance Company of Arizona (“PLAZ”) and Pruco Life Insurance Company of New Jersey (“PLNJ”).

GUL Re

Effective January 1, 2017, the Company entered into a YRT agreement with a subsidiary, Gibraltar Universal Life Reinsurance Company (“GUL Re”), that states GUL Re will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. The agreement covers Universal Life (“UL”) policies with effective dates of January 1, 2017 and later, excluding policies that utilize a principles-based reserving methodology. Under this agreement, GUL Re retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. Effective July 1, 2017, the Company amended the agreement with GUL Re to include policies with effective dates prior to January 1, 2014. The amendment states that GUL Re will retrocede 27% of the net amount at risk related to the first $1 million of face amount and 30% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. Under this amended agreement, GUL Re retains between 0% and 3% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $30,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company.

Term Re

Effective January 1, 2014, the Company entered into a YRT agreement with a subsidiary, Prudential Term Reinsurance Company (“Term Re”), that states Term Re will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

PURC

Effective October 1, 2013, the Company entered into a YRT agreement with a subsidiary, Prudential Universal Reinsurance Company (“PURC”), that states PURC will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC (i.e., UL policies with effective dates of 2011 and 2012). Under this agreement, PURC retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2013, the Company amended the agreement with PURC for policies with effective dates of January 1, 2014 and later. The amendment states that PURC will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC. Under this amended agreement, PURC retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In third quarter 2014, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PURC, which was amended to include UL policies with effective dates of 2013, covering the same terms as the original agreement for policies with effective dates of 2011 and 2012 as indicated above). PURC also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider.

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company.

Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary, that states PARU will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PARU (i.e., UL policies with effective dates prior to January 1, 2011). Under this agreement, PARU retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2012, the Company amended the agreement with PARU. The amendment states that PARU will retrocede 95% of the net amount

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLNJ under the coinsurance agreement between PLNJ and PARU. Under this amended agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLNJ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. PARU also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider. In third quarter 2013, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PARU, which was amended to include UL policies with effective dates of 2011 as indicated above). Additionally, in fourth quarter 2013, the Company entered into a novation and assumption agreement with PURC and PARU to have PARU released and discharged from the YRT reinsurance related to the 2011 and 2012 business, which is now being coinsured with PURC and retroceded to the Company through YRT reinsurance.

PAR Term

Effective January 1, 2010, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Term Company (“PAR Term”), that states PAR Term will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

Pramerica

Effective June 24, 2008, the Company entered into a reinsurance agreement with Pramerica to reinsure up to 100% of the policy risk associated with Private Placement Variable Universal Life policies. In addition, the Company has agreed to reinsure excess loss through a YRT contract.

UPARC

Effective October 1, 2006, the Company entered into a YRT agreement with a subsidiary, Universal Prudential Arizona Reinsurance Company (“UPARC”), to assume mortality risk that UPARC had assumed from PLAZ. In January 2011, a portion of the policies with effective dates prior to January 1, 2011, which had been ceded to the Company from UPARC, were recaptured. In addition, in July 2013, a portion of the policies with effective dates of January 1, 2011 through December 31, 2012 were recaptured. In July 2014, a portion of the remaining policies (those with effective dates in 2013) were also recaptured. Effective July 1, 2017, the agreement to reinsure Universal Protector policies having no-lapse guarantees for all effective dates with UPARC has been recaptured. Also, effective July 1, 2017, the Company executed a coinsurance agreement to cede a portion of certain policies on extended term status to UPARC.

PARCC

Effective August 1, 2004, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective July 1, 2019, the agreement between PLAZ and PICA was recaptured for any risk on term products that are coinsured from PLAZ to the term captives PAR Term and PARCC, due to the coinsurance increasing to 100%. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance “ILI” and Hartford Life Insurance Company (“HLIC”) entities) that is classified as GUL.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products.

Unaffiliated

Life reinsurance is accomplished through various plans of reinsurance, primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Ceded:
PLIC	$51,392	$52,127	$52,790	$2,196	$2,291	$2,513
Affiliated total	$51,392	$52,127	$52,790	$2,196	$2,291	$2,513

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
PLNJ	$508	$514	$373	$893	$817	$615
PALAC	170	223	152	3	6	7
Affiliated total	678	737	525	896	823	622
Unaffiliated	1,679	1,555	1,517	6	23	26
Unaffiliated total	1,679	1,555	1,517	6	23	26
Total	$2,357	$2,292	$2,042	$902	$846	$648

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

PALAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with Prudential Annuities Life Assurance Company (“PALAC”) for its deferred variable annuity business written in New York on a whole contract basis where of the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis.

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Allstate Financial (“Allstate”) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Allstate included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

Retirement

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
PLAZ	$3	$3	$4	$—	$—	$—
Affiliated total	3	3	4	—	—	—
Unaffiliated	166	149	131	2,211	1,818	1,409
Unaffiliated total	166	149	131	2,211	1,818	1,409
Total	$169	$152	$135	$2,211	$1,818	$1,409

PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
Prudential Life Insurance Co., Ltd. (Japan)	$16,442	$14,431	$12,632	$2,765	$2,314	$1,973
Prudential Gibraltar Financial Life Insurance Co., Ltd.	5,480	4,230	3,074	1,402	1,230	1,205
Prudential Life Insurance Co. of Korea, Ltd.	—	—	—	2	2	2
Affiliated total	$21,922	$18,661	$15,706	$4,169	$3,546	$3,180

Ceded:
Pramerica Life S.p.A	$—	$—	$—	$—	$—	$5
Pramerica Towarzystwo Ubezpleczen na Zacie	—	—	—	—	—	4
Prudential Seguros, S.A.	—	—	—	1	1	1
Prudential Seguros Mexico, S.A. de C.V.	—	—	—	30	3	8
Prudential Life Insurance Company of Taiwan Inc.	—	—	—	20	20	19
Affiliated total	—	—	—	51	24	37
Unaffiliated	—	—	—	3	3	2
Unaffiliated total	—	—	—	3	3	2
Total	$—	$—	$—	$54	$27	$39

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”) and Prudential Gibraltar Financial Life Insurance Co. Ltd. For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

During the second quarter of 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $8.5 billion related to this trust arrangement were on deposit with trustees as of December 31, 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
Unaffiliated	$7	$8	$12	$1	$1	$—
Unaffiliated total	$7	$8	$12	$1	$1	$—

Ceded:
Unaffiliated	$192	$174	$174	$2,103	$1,457	$729
Unaffiliated total	$192	$174	$174	$2,103	$1,457	$729

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Ceded:
Unaffiliated	$16	$19	$21	$1	$1	$1
Unaffiliated total	$16	$19	$21	$1	$1	$1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

8.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.
The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged was 39 years and 38 years, as of December 31, 2019 and 2018, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, no component of the derivative’s gain or loss is excluded. The Company does not have any cash flow hedges of forecasted transactions other than those related to the payment of variable cash flows on existing financial instruments.
Interest Rate Contracts
Interest rate swaps and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.
Equity Contracts
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices. These derivatives do not qualify for hedge accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These equity options do not qualify for hedge accounting.
Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $100 million and $100 million as of December 31, 2019 and 2018, respectively. These credit derivatives are reported at fair value as an asset of $1 million and $1 million, as of December 31, 2019 and 2018, respectively. As of December 31, 2019 and 2018, these credit derivatives’ notionals had the following NAIC ratings: $36 million in NAIC 1, $60 million in NAIC 2, and $4 million in NAIC 3. The Company has also written credit protection on a certain index references with notional amounts of $887 million and $4,833 million, reported at fair value as an asset of $39 million and $6 million as of December 31, 2019 and 2018, respectively. As of December 31, 2019, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $570 million in NAIC 3, and $267 million in NAIC 6. As of December 31, 2018, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $4,393 million in NAIC 3, and $390 million in NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have maturities of less than 1 year, while the credit protection on the index reference has a maturity of less than 28 years. These credit derivatives are accounted for as RSATs.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2019 and 2018, the Company had $0 million and $57 million of outstanding notional amounts, reported at fair value as $0 million and a $1 million liability, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $1,969 million and $475 million as of December 31, 2019 and 2018, respectively.
The net fair value of securities pledged as collateral to the Company was $49 million and $652 million as of December 31, 2019 and 2018, respectively.
The table below depicts the derivatives owned by the Company as of December 31, 2019 and 2018:

	Derivatives Financial Instruments
	December 31, 2019			December 31, 2018
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$1,465	$49	$49	$314	$34	$34
Liabilities	$207	$14	$14	$206	$1	$1
Swaps:
Assets	31,308	3,401	3,723	36,279	2,827	2,655
Liabilities	26,723	1,289	1,361	21,333	865	1,006
Forwards:
Assets	472	5	20	2,090	12	71
Liabilities	2,040	26	82	91	—	—
Futures:
Assets	150	—	—	2,367	—	12
Liabilities	3,224	—	21	145	—	—
Totals:
Assets	$33,395	$3,455	$3,792	$41,050	$2,873	$2,772
Liabilities	$32,194	$1,329	$1,478	$21,775	$866	$1,007
Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

The Company does not have any future premium payments outstanding as of December 31, 2019.

	December 31, 2019	December 31, 2018
	(in millions)
Undiscounted Future Premium Commitments	$—	$5
Derivative Fair Value With Premium Commitments (Reported on DB)	—	6
Derivative Fair Value Excluding Impact of Future Settled Premiums	—	11

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9.    INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2019 and 2018.
The Tax Act of 2017 was enacted into law on December 22, 2017 and was generally effective starting in 2018. The Tax Act of 2017 changes the taxation of businesses and individuals by lowering tax rates and broadening the tax base through the acceleration of taxable income and the deferral or elimination of certain deductions. The most significant changes for the Company are: (1) the reduction of the corporate tax rate from 35% to 21%; (2) revised methodologies for determining deductions for tax reserves and the dividends received deduction (“DRD”); and (3) an increased capitalization and amortization period for acquisition costs related to certain products.

9A.
The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$4,176	$119	$4,295	$3,917	$95	$4,012	$259	$24	$283
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	4,176	119	4,295	3,917	95	4,012	259	24	283
DTA Nonadmitted	1,044	—	1,044	841	—	841	203	—	203
Subtotal (Net Admitted Adjusted Gross DTA)	3,132	119	3,251	3,076	95	3,171	56	24	80
DTL	1,283	426	1,709	1,365	368	1,733	(82)	58	(24)
Net Admitted DTA	$1,849	$(307)	$1,542	$1,711	$(273)	$1,438	$138	$(34)	$104

*Prior period amounts have been updated to conform to current period presentation.

	December 31, 2019	December 31, 2018
	(in millions)
Change in Net DTA	$307	$281
Less: Change in Net DTL on unrealized (gains)/losses	(91)	3
Less: Shared based payment adjustment	—	—
Less: Other balance sheet reclass	—	—
Change in net deferred income tax	$398	$278

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The components of the admission calculation are as follows:

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$69	$69	$—	$66	$66	$—	$3	$3
Admitted pursuant to 11.b. (Realization)	1,473	—	1,473	1,372	—	1,372	101	—	101
Realization per 11.b.i	1,802	—	1,802	1,589	—	1,589	213	—	213
Limitation per 11.b.ii			1,473			1,372			101
Admitted pursuant to 11.c	1,659	50	1,709	1,704	29	1,733	(45)	21	(24)
Total Admitted pursuant to SSAP No. 101	$3,132	$119	$3,251	$3,076	$95	$3,171	$56	$24	$80

*Prior period amounts have been updated to conform to current period presentation.

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2019	December 31, 2018
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	740.99%	693.05%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$14,255	$12,953

	December 31, 2019		December 31, 2018		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$4,176	$119	$3,917	$95	$259	$24
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	3,132	119	3,076	95	56	24
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	100.0%	0.0%	100.0%	0.0%	0.0%

*Prior period amounts have been updated to conform to current period presentation.

The Company’s tax-planning strategies do not include the use of reinsurance.

9B.    Deferred tax liabilities not recognized:
There were no DTLs that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9C.	Current income taxes incurred consist of the following major components as of December 31:

Current Income Tax:

				Change	Change
	2019	2018	2017	2019-2018	2018-2017
	(in millions)
Federal	$265	$168	$372	$97	$(204)
Foreign	5	9	13	(4)	(4)
Subtotal	270	177	385	93	(208)
Federal income tax on net realized capital gains (losses)	175	51	252	124	(201)
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$445	$228	$637	$217	$(409)

DTAs Resulting from Book/Tax Differences:

	2019	2018	Change
	(in millions)
Ordinary:
Insurance Reserves	$1,971	$2,048	$(77)
Policyholder Dividends	254	277	(23)
Deferred Acquisition Costs	446	350	96
Employee Benefits	735	623	112
Invested Assets	605	418	187
Nonadmitted Assets	106	94	12
Other Deferred Tax Assets	59	107	(48)
Subtotal	4,176	3,917	259
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,044	841	203
Total admitted ordinary DTA	3,132	3,076	56
Capital:
Invested Assets – Bonds, Stocks, & Other	119	95	24
Subtotal	119	95	24
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—
Total admitted capital DTA	119	95	24
Total admitted DTA (Ordinary and Capital)	$3,251	$3,171	$80

*Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

DTLs Resulting from Book/Tax Differences:

	2019	2018	Change
	(in millions)
Ordinary:
Insurance Reserves	$654	$950	$(296)
Invested Assets - Derivatives & Other	592	391	201
Other	37	24	13
Subtotal	1,283	1,365	(82)
Capital:
Invested Assets - Bonds, Stocks, & Other	333	367	(34)
Unrealized Capital (Gains)/Losses	93	1	92
Subtotal	426	368	58
Total DTLs	$1,709	$1,733	$(24)

Net DTAs/DTLs	$1,542	$1,438	$104

*Prior period amounts have been updated to conform to current period presentation.

The Company recognized a decrease of $2 million in 2018 to its net admitted DTA from the refinement of its provisional estimate of December 31, 2017, primarily related to additional data received on the Company’s investments in partnerships.

9D.	Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% (35% in 2017) to pretax net income for the following reasons at December 31:

				Change	Change
	2019	2018	2017	2019-2018	2018-2017
	(in millions)
Expected federal income tax expense	$194	$269	$184	$(75)	$85
Non taxable investment income	(112)	(149)	(271)	37	122
STAT Reserve Basis Change	39	(184)	18	223	(202)
Tax Credits	(42)	(41)	(53)	(1)	12
Items in Equity	(35)	41	35	(76)	6
Foreign Taxes	5	9	13	(4)	(4)
Change in Tax Rate	—	(6)	1,333	6	(1,339)
Audit Interest	—	(1)	41	1	(42)
Prior Year Audit Settlement	(11)	—	—	(11)	—
Other amounts	9	12	(8)	(3)	20
Total incurred income tax expense	$47	$(50)	$1,292	$97	$(1,342)

*Prior period amounts have been updated to conform to current period presentation.
The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income, and it is $24 million in 2019, $23 million in 2018 and $45 million in 2017. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. Under SSAP No. 101, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.

In accordance with SAB 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the Internal Revenue Service (“IRS”), U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $10 million increase in the change in net deferred income tax primarily related to refinements of provisional estimates on the Company’s investments in partnerships, and $3 million reduction in income tax expense primarily related to refinements of our provisional estimates of earnings of affiliated foreign companies subject to the one-time toll charge.

2018 Industry Issue Resolution (“IIR”) - In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an accelerated deduction for the Company’s 2017 tax return, that would have otherwise been deductible in future years. The adoption of the IIR resulted in a reduction in federal and foreign income taxes incurred of $9 million and capital gains tax of $7 million, as well as a decrease in gross deferred tax asset by $9 million for 2018.

Change to Prior Year Tax Return - In 2018, the Company submitted an audit adjustment that increased taxable income related to insurance reserves in its 2016 tax return. The remeasurement of the deferred tax assets resulted in an increase in income tax expense of $8 million.

Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over eight years. The Company expects to pay $4 million during the next six years to satisfy the RTT liability.

9E.	Additional Tax Disclosures

At December 31, 2019, the Company had no net operating loss and no tax credit carry forwards.

The Company did not have AMT credit carryforward as of December 31, 2018 and 2019.

The following is income tax incurred for 2017, 2018 and 2019 that is available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(in millions)

2017	$—	$319	$319
2018	—	93	93
2019	—	144	144
Total	$—	$556	$556

*Prior period amounts have been updated to conform to current period presentation.

The aggregate amount of deposits admitted under IRC § 6603 is $0 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9F.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits were $18 million, $20 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2019, 2018 and 2017 the Company recognized $1 million, $0 million and $1 million, respectively, in the Statutory Statements of Operations and Changes in Capital and Surplus for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2019 are 2015 through 2019.
The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9G.
The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Prudential Annuities Life Assurance Corporation
Braeloch Holdings, Inc.	Prudential Annuities, Inc.
Braeloch Successor Corporation	Prudential Arizona Reinsurance Captive Co.
Capital Agricultural Property Services, Inc.	Prudential Arizona Reinsurance Term Company
Colico II, Inc.	Prudential Arizona Reinsurance Universal Co.
Colico, Inc.	Prudential Asset Resources, Inc.
Dryden Arizona Reinsurance Term Company	Prudential Bank & Trust, FSB
Gibraltar International Insurance Services Company Inc.	Prudential Financial, Inc. (Parent)
Gibraltar Universal Life Reinsurance Company	Prudential Home Building Investors, Inc.
Global Portfolio Strategies, Inc.	Prudential IBH Holdco, Inc.
Graham Resources, Inc.	Prudential International Insurance Holding, Ltd.
Graham Royalty, Ltd.	Prudential International Investments Corporation
Orchard Street Acres Inc.	Prudential Legacy Insurance Company of New Jersey
PGIM Foreign Investment, Inc.	Prudential Private Placement Investors, Inc.
PGIM International Financing Inc.	Prudential Retirement Insurance and Annuity Company
PGIM Real Estate Finance Holding Company	Prudential Securities Secured Financing Corporation
PGIM REF Intermediary Services Inc.	Prudential Securities Structured Assets, Inc.
PGIM Strategic Investments, Inc.	Prudential Structured Settlement Company
PGIM Warehouse, Inc.	Prudential Term Reinsurance Company
PGIM, Inc.	Prudential Trust Company
PGLH of Delaware, Inc.	Prudential Universal Reinsurance Company
Pramerica of Bermuda Life Assurance Company, Ltd.	SMP Holdings, Inc.
PREI Acquisition I, Inc.	SVIIT Holdings, Inc.
PREI Acquisition II, Inc.	TBG Insurance Services Corporation
PREI International, Inc.	The Prudential Assigned Settlement Services, Inc.
Pruco Life Insurance Company (Arizona)	The Prudential Home Mortgage Company, Inc.
Pruco Life Insurance Company of NJ	The Prudential Real Estate Financial Services of America, Inc.
Prudential Annuities Distributors, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Prudential Annuities Holding Co, Inc.	Vantage Casualty Insurance Company
Prudential Annuities Information Services & Technology Corporation

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

10A.	The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2019 and 2018.

10B.
The Company reported a receivable from parents, subsidiaries and affiliates of $814 million and $898 million at December 31, 2019 and 2018, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $2,424 million and $430 million at December 31, 2019 and 2018, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

10C.
The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

10D.     Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2019:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$518	S2	10/16/2019	$518	N	I
Colico, Inc.	100%	2,088	S2	10/16/2019	2,088	N	I
Orchard Street Acres Inc.	100%	773	S2	10/16/2019	773	N	I
Prudential Realty Securities, Inc. (Common)	100%	567	S2	6/26/2019	567	N	I
Prudential Realty Securities, Inc. PFD	50%	—	S2	6/26/2019	—	N	I
Rock Kensington Limited	100%	29	S2	In Process	—	N/A	N/A
Rock Oxford S.a.r.l.	100%	40	S2	In Process	—	N/A	N/A
Rock UK Real Estate II S.a.r.l.	100%	21	S2	In Process	—	N/A	N/A
Total SSAP No. 97 8b(iii) Entities		$4,036			$3,946
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Investment in insurance SCAs for which the statutory capital and surplus differed from the NAIC SAP as a result of using an accounting practice as of December 31, 2019:

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA had completed Statutory Financial Statements*

	(in millions)
Prudential Retirement Insurance and Annuity Company	$6	$(56)	$1,178	$1,234

* Per AP&P Manual (without permitted or prescribed practices)
Please refer to Note 1 for a description of all permitted and prescribed practices, including for investments in Insurance SCA entities.

11.    NOTES PAYABLE AND OTHER BORROWINGS

11A.	Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2019
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	2	—	11.31%	11.31%	None	—
Defined Contribution - LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2019.

December 31, 2018
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	2	—	11.31%	11.31%	None	—
Defined Contribution- LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Scheduled principal repayments on debt as of December 31, 2019 are as follows: $0 in 2020, $0 in 2021, $0 in 2022, $180 million in 2023, $0 in 2024 and $0 million in 2025 and beyond.
There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank Funding Agreements
The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $30 million and $30 million as of December 31, 2019 and 2018, respectively.

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2018, the 5% limitation equates to a maximum amount of pledged assets of $6.7 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $5.9 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at the Company.

As of December 31, 2019 and 2018, the Company had zero pledged assets as there are no outstanding borrowings. The fair value of qualifying assets that were available to the Company but not pledged amounted to $5.4 billion and $5.2 billion as of December 31, 2019 and 2018, respectively. The Company had no advances outstanding under the FHLBNY facility as of December 31, 2019. In February 2020, the Company issued a $1 billion funding agreement with a seven-year term under this facility. In March 2020, the Company issued $1.5 billion, $0.5 billion and $0.5 billion in funding agreements with a one-month, three-month and six-month term, respectively, under this facility.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2019	December 31, 2018
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	30	30
Activity Stock	—	—
Excess Stock	—	—
Aggregate Total	$30	$30
Actual or estimated Borrowing Capacity as Determined by the Insurer	$5,931	$5,609

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2019
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	30	—	30	—	—	—

December 31, 2018
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	30	—	30	—	—	—

Collateral Pledged to FHLBNY

Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
(in millions)
Total Collateral Pledged as of 12/31/2019	$—	$—	$—
Total Collateral Pledged as of 12/31/2018	—	—	—

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2019	$—	$—	$—
Total Collateral Pledged as of 12/31/2018	519	512	385

Borrowing from FHLBNY

As of December 31, 2019 and 2018, the Company had no borrowings from the FHLBNY.

FHLBNY - Prepayment Obligations as of December 31, 2019:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12.	RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS

12A.
The Company has funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. The Company also has several non-funded, non-contributory defined benefit plans covering certain executives. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and salary during their careers.

The Company provides certain life insurance and health care benefits (“Other Postretirement Benefits”) for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory, the life insurance plan is non-contributory. Substantially all of the Company’s employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)	Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$(9,860)	$(10,480)	$(1,228)	$(1,300)
Service cost	(167)	(184)	(36)	(42)
Interest cost	(419)	(378)	(47)	(47)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	(1,289)	591	(191)	48
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	569	591	175	115
Plan amendments	—	—	—	(1)
Business combinations, divestitures, curtailment, settlements and special termination benefits	(20)	—	(6)	(1)
Benefit obligation at end of year	$(11,186)	$(9,860)	$(1,333)	$(1,228)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Postretirement Benefits:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(1,842)	$(1,956)
Service cost	—	—	(20)	(21)
Interest cost	—	—	(77)	(68)
Contributions by plan participants	—	—	(21)	(26)
Actuarial gain (loss)	—	—	(119)	87
Foreign currency exchange rate changes	—	—	(1)	1
Benefits paid	—	—	165	182
Plan amendments	—	—	(27)	(32)
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(8)	(9)
Benefit obligation at end of year	$—	$—	$(1,950)	$(1,842)

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(59)	$(64)
Service cost	—	—	(39)	(40)
Interest cost	—	—	(2)	(1)
Contributions by plan participants	—	—	(10)	(10)
Actuarial gain (loss)	—	—	—	(2)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	51	58
Plan amendments	—	—	(1)	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(60)	$(59)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)	Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2019	2018	2019	2018	2019	2018
	(in millions)
Fair value of plan assets at the beginning of year	$12,216	$13,016	$1,395	$1,607	$58	$64
Actual return on plan assets	1,630	(209)	259	(67)	5	—
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	175	115	4	11	36	42
Plan participants’ contributions	—	—	21	26	10	10
Benefits paid	(744)	(706)	(164)	(182)	(51)	(58)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$13,277	$12,216	$1,515	$1,395	$58	$58

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Components
Prepaid benefit costs	$5,736	$5,853	$—	$—
Overfunded plan assets	(3,644)	(3,497)	—	—
Accrued benefit cost	(1,146)	(1,131)	71	117
Liability for benefits	(187)	(97)	(507)	(564)

Assets and liabilities recognized
Assets (nonadmitted)	2,091	2,356	—	—
Liabilities recognized	(1,333)	(1,228)	(436)	(447)
Unrecognized liabilities	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(4)
Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:

Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2019	2018	2017	2019	2018	2017	2019	2018	2017
	(in millions)

Service cost	$203	$227	$208	$20	$21	$18	$39	$40	$32
Interest cost	466	425	454	77	69	80	2	1	2
Expected return on plan assets	(776)	(796)	(748)	(93)	(108)	(101)	(3)	(3)	(3)
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	330	297	329	29	21	41	(2)	5	(14)
Prior service cost or credit	6	6	6	8	5	4	—	—	—
Gain or loss recognized due to a settlement or curtailment	78	1	4	1	—	—	—	—	—
Total net periodic benefit cost	$307	$160	$253	$42	$8	$42	$36	$43	$17

(5)	Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$4,101	$4,037	$543	$450
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	—	—	27	—
Net prior service cost or credit recognized	(6)	(6)	(8)	(5)
Net gain and loss arising during period	573	367	(47)	119
Net gain and loss recognized	(330)	(297)	(29)	(21)
Items not yet recognized as a component of net periodic benefit cost - current year	$4,338	$4,101	$486	$543

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(6)	Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	84	91	94	76
Net recognized gains and losses	4,254	4,010	392	468

(7)	On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2019	2018	2017
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2019, 2018 and 2017:
Discount rate	4.30%	3.65%	4.15%
Expected long-term rate of return on plan assets	6.50%	6.25%	6.25%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate	4.25%	4.25%	4.25%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2019, 2018 and 2017:
Discount rate	3.30%	4.30%	3.65%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate	4.25%	4.25%	4.25%

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2019, 2018 and 2017 are discount rates of 4.30%, 3.60% and 4.05%, respectively, and expected long-term rate of return on plan assets of 7.0%, 7.0% and 7.0%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2019, 2018 and 2017 are discount rates of 3.25%, 4.30% and 3.60%, respectively.

(8)	The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2019 and 2018, was $12,014 million and $11,780 million, respectively.

(9)	For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2019	2018	2017
Health care cost trend rates	6.25%	6.00%	6.20%
Ultimate health care cost trend rate after gradual decrease until 2028	4.50%	5.00%	5.00%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

10)	The expected future benefit payments for the Company’s domestic pension and postretirement plans and other postretirement benefit receipts for the years indicated are as follows:

Years	Amount

(in millions)
2020	$968
2021	818
2022	837
2023	869
2024	866
2025-2029	4,563

(11)	The Company anticipates that it will make cash contributions in 2020 of $115 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.

(12)	There were no purchases of annuity contracts in 2019 and 2018.

(13)	The Company does not use an alternative method to amortize prior service amounts or net gains and losses.

(14)	The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.

(15)
For 2019 and 2018 certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination. For 2019 certain employees were provided special termination benefits in the qualified and non-qualified plans in the form of retirement eligibility bridging as a result of their participation in the Voluntary Separation Program that was offered to eligible U.S.-based employees in 2019. The cost associated with these benefits for 2019 and 2018 was $27 million and $2 million, respectively.

(16)	There were pension plan amendments of $0 million and $1 million in 2019 and 2018, respectively.
There were postretirement plan amendments of $27 million and $32 million in 2019 and 2018, respectively. In 2018 the benefit obligation for postretirement benefits increased $32 million due to the elimination of company-sponsored coverage for all Post-2000 Medicare eligible retirees and instead introduced a Medicare Exchange.

(17)	Refer to Funded Status disclosure in Note 12A(3).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12B.
The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2019 are as follows:

	Pension Investment Policy		Postretirement Investment
	Guidelines		Policy Guidelines
	2019		2019
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	2%	8%	29%	67%
International Stocks	2%	9%	2%	22%
Bonds	53%	66%	9%	48%
Short-Term Investments	0%	12%	0%	36%
Real Estate	2%	17%	0%	0%
Other	6%	28%	0%	0%

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2019 and 2018 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Common and Preferred Stock - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for common and preferred stocks.

Bonds - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for bonds.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12C.

(1)	Fair Value Measurements of Pension Plan Assets as of December 31, 2019:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Pooled separate accounts (1)	$—	$204	$—	$—	$204
Common/collective trusts (1)	—	271	—	—	271
Subtotal-U.S. Stocks	—	475	—	—	475

International Stocks:
Pooled separate accounts (2)	—	309	—	—	309
Common/collective trusts (3)	—	372	—	—	372
Subtotal-International Stocks	—	681	—	—	681

Bonds:
Pooled separate accounts (4)	—	1,463	—	—	1,463
Common/collective trusts (5)	—	441	—	—	441
U.S. government securities (federal):
Mortgage-backed	—	1	—	—	1
Other U.S. government securities	—	783	—	—	783
U.S. government securities (state & other)	—	562	—	—	562
Non U.S. government securities	—	6	—	—	6
Corporate Debt:
Corporate bonds	—	4,075	—	—	4,075
Asset-backed	—	22	—	—	22
CMOs	—	485	—	—	485
CLOs	—	397	—	—	397
Interest rate swaps (Notional amount: $2,462)	—	2	—	—	2
Registered investment companies	7	—	—	—	7
Other (6)	38	(3)	44	—	79
Unrealized gain (loss) on securities lending (7)	—	—	—	—	—
Subtotal-Bonds	45	8,234	44	—	8,323

Short-Term Investments:
Pooled separate accounts	—	56	—	—	56
Subtotal-Short-Term Investments	—	56	—	—	56

Real Estate:
Pooled separate accounts (8)	—	—	770	—	770
Partnerships	—	—	—	688	688
Subtotal-Real Estate	—	—	770	688	1,458

Other:
Partnerships	—	—	—	973	973
Hedge funds	—	—	—	1,311	1,311
Subtotal-Other	—	—	—	2,284	2,284

Total Plan Assets	$45	$9,446	$814	$2,972	$13,277

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Fair Value Measurements of Pension Plan Assets as of December 31, 2018:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Pooled separate accounts (1)	$—	$448	$—	$—	$448
Common/collective trusts (1)	—	70	—	—	70
Subtotal-U.S. Stocks	—	518	—	—	518

International Stocks:
Pooled separate accounts (2)	—	315	—	—	315
Common/collective trusts (3)	—	283	—	—	283
Subtotal-International Stocks	—	598	—	—	598

Bonds:
Pooled separate accounts (4)	—	1,326	—	—	1,326
Common/collective trusts (5)	—	288	—	—	288
U.S. government securities (federal):
Mortgage-backed	—	1	—	—	1
Other U.S. government securities	—	712	—	—	712
U.S. government securities (state & other)	—	519	—	—	519
Non U.S. government securities	—	—	—	—	—
Corporate Debt:
Corporate bonds	—	3,476	2	—	3,478
Asset-backed	—	24	—	—	24
CMOs	—	474	—	—	474
CLOs	—	293	—	—	293
Interest rate swaps (Notional amount: $1,694)	—	11	—	—	11
Registered investment companies	293	—	—	—	293
Other (6)	6	5	62	—	73
Unrealized gain (loss) on securities lending (7)	—	—	—	—	—
Subtotal-Bonds	299	7,129	64	—	7,492

Short-Term Investments:
Pooled separate accounts	—	74	—	—	74
Subtotal-Short-Term Investments	—	74	—	—	74

Real Estate:
Pooled separate accounts (8)	—	—	760	—	760
Partnerships	—	—	—	478	478
Subtotal-Real Estate	—	—	760	478	1,238

Other:
Partnerships	—	—	—	831	831
Hedge funds	—	—	—	1,465	1,465
Subtotal-Other	—	—	—	2,296	2,296

Total Plan Assets	$299	$8,319	$824	$2,774	$12,216

1.	These categories invest in U.S. stocks whose objective is to track or outperform various indexes.

2.	This category invests in a large cap international stocks whose objective is to track an index.

3.	This category mainly consists of a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

4.	This category invests in bond funds, primarily highly rated private placement securities.

5.	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.

6.	Primarily cash and cash equivalents, short term investments, payables and receivables, and open future contract positions (including fixed income collateral).

7.
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds and the liability for securities lending collateral is $135 million and $157 million for the years ended December 31, 2019 and 2018, respectively.

8.	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)	Fair Value Measurements of Postretirement Plan Assets as of December 31, 2019:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Variable Life Insurance Policies (1)	$—	$674	$—	$—	$674
Common trusts (2)	—	83	—	—	83
Subtotal-U.S. Stocks	—	757	—	—	757

International Stocks:
Variable Life Insurance Policies (3)	—	110	—	—	110
Common trusts (4)	—	59	—	—	59
Subtotal-International Stocks	—	169	—	—	169

Bonds:
Variable Life Insurance Policies (5)	—	174	—	—	174
Common trusts (5)	—	131	—	—	131
U.S. government securities (federal):
Other U.S. government securities	—	20	—	—	20
U.S. government securities (state & other)	—	—	—	—	—
Non U.S. government securities	—	2	—	—	2
Corporate Debt:
Corporate bonds	—	53	—	—	53
Asset-backed	—	16	—	—	16
CMOs	—	10	—	—	10
CLOs	—	15	—	—	15
Interest rate swaps (Notional amount: $253)	—	—	—	—	—
Registered investment companies	4	—	—	—	4
Other (6)	—	—	1	—	1
Subtotal-Bonds	4	421	1	—	426

Short-Term Investments:
Registered investment companies	163	—	—	—	163
Subtotal-Short-Term Investments	163	—	—	—	163

Total Plan Assets	$167	$1,347	$1	$—	$1,515

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2018:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Variable Life Insurance Policies (1)	$—	$538	$—	$—	$538
Common trusts (2)	—	75	—	—	75
Subtotal-U.S. Stocks		613	—	—	613

International Stocks:
Variable Life Insurance Policies (3)	—	91	—	—	91
Common trusts (4)	—	53	—	—	53
Subtotal-International Stocks		144	—	—	144

Bonds:
Variable Life Insurance Policies (5)	—	157	—	—	157
Common trusts (5)	—	130	—	—	130
U.S. government securities (federal):
Other U.S. government securities	—	25	—	—	25
U.S. government securities (state & other)	—	—	—	—	—
Non U.S. government securities	—	—	—	—	—
Corporate Debt:
Corporate bonds	—	121	—	—	121
Asset-backed	—	26	1	—	27
CMOs	—	18	1	—	19
CLOs	—	18	—	—	18
Interest rate swaps (Notional amount: $188)	—	(2)	—	—	(2)
Registered investment companies	3	—	—	—	3
Other (6)	—	—	2	—	2
Subtotal-Bonds	3	493	4	—	500

Short-Term Investments:
Registered investment companies	138	—	—	—	138
Subtotal-Short-Term Investments	138	—	—	—	138

Total Plan Assets	$141	$1,250	$4	$—	$1,395

1.	This category invests in U.S. stocks, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

2.	This category invests in U.S. stocks, primarily large cap equities.

3.	This category invests in international stocks, primarily large cap international equities whose objective is to track an index.

4.	This category fund invests in large cap international stocks whose objective is to outperform an index.

5.	This category invests in U.S. government and corporate bond funds.

6.	Cash and cash equivalents, short-term investments, payables and receivables and open future contract positions (including fixed income collateral).

12D.
The domestic discount rate used to value the pension and postretirement obligations at December 31, 2019 and 2018 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 540 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2019 and 2018. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2019 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2018. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.
The Company applied the same approach to the determination of the expected long term rate of return in 2020. The expected long term rate of return for 2020 is 6.00% and 6.75% for the pension and postretirement plans, respectively.

12E.
The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2019, 2018 and 2017. The matching contributions by the Company included in “Other expenses” are $84 million, $89 million and $74 million for 2019, 2018 and 2017, respectively.

12F.	The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.	The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/ holding company.

12H.	Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.	The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments and Other Postretirement Benefit Subsidy Receipts:

Years	Other Postretirement Benefits	Other Postretirement Benefit Subsidy Receipt
	(in millions)
2020	$147	$8
2021	147	8
2022	148	8
2023	147	7
2024	146	7
2025-2029	691	32
Total	$1,426	$70

12J.	Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2019, 2018 and 2017, include allocated costs of $1 million, $1 million and $2 million, respectively, associated with employee stock options and $87 million, $64 million and $89 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS

(1)
The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2019. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.

(2)
New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding December 31. As of December 31, 2019, the Company’s statutory surplus was $11,483 million. For the year ended, December 31, 2019, the Company’s net gain from operations was ($30) million.

In December 2019, the Company paid an ordinary dividend of $600 million to its parent, PFI. The dividend was recorded as dividend to stockholders.

(3)	The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.

(4)	Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.

(5)
In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $337 million and $307 million as of December 31, 2019 and 2018, respectively.

(6)
The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $1,853 million and $524 million as of December 31, 2019 and 2018, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $3,638 million and $3,776 million as of December 31, 2019 and 2018, respectively.

(7)	The following table provides information relating to the outstanding surplus notes as of December 31, 2019:

Date Issued	Interest Rate	Face Amount of Notes	Carrying Value	Interest and/or Principal Paid Current Year	Total Interest and/or Principal Paid	Unapproved Interest and/or Principal	Date of Maturity
($ in millions)
09/18/09	5.36%	$—	$—	$529	$764	$—	09/18/19
07/01/95	8.30%	350	346	29	700	15	07/01/25
Totals		$350	$346	$558	$1,464	$15

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated (an affiliate), and are administered by the Company as a registrar/paying agent.
On July 30, 2019, the holder of the surplus notes issued by the Company on September 18, 2009 in the aggregate principal amount of $500 million exercised its option to exchange the surplus notes for shares of PFI Common Stock. At that time, the surplus notes were extinguished and the Company recorded the principal repayment of $500 million and the final interest payment of $2 million, representing interest due for the period of July 1 to July 29, 2019, to the holder of the surplus notes.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

14.     CONTINGENCIES

14A.	Contingent Commitments
In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.

1)
On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1.00. As of December 31, 2019 and 2018, the tangible net worth of Pru Funding was $19 million and $13 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)
On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. The Company’s maximum potential exposure under this agreement was estimated to be $12 million as of December 31, 2019. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)
On December 13, 2005, the Company has entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agrees to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2019 and 2018, the net capital of Pruco Securities was $55 million and $32 million, respectively. On March 20, 2015, the Company paid the maximum amount payable under the guarantee agreement of $10 million to Pruco Securities to maintain the subsidiary’s debt to capital ratio. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)
Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)
Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)
The Company’s Employee Retirement Income Security Act (“ERISA”) - Separate Accounts are managed by the following affiliates: Prudential Investment Management, Inc., Quantitative Management Associates LLC, Prudential Private Placement Investors, L.P., Jennison Associates LLC, and Prudential Mortgage Capital Company, LLC (collectively, the “Advisor Affiliates”). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA’s fiduciary standards.

7)
The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2022. The maximum exposure is $1 billion as of December 31, 2019.

8)
Metro Retail is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Citizens, N. A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 20, 2024.

9)
Plaza San Remo is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, JP Morgan Chase Bank, N.A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of February 20, 2020.

10)
92 West Paces is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Federal Home Loan Mortgage Corporation. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of September 1, 2021.

11)
E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Nationwide Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of May 5, 2020.

12)
The Company is the sole member of GA Collins LLC. GA Collins LLC has issued a guarantee in relation to the acquisition of 2000 Collins, a real estate investment directly owned by GA Collins LLC. The guarantee is issued to the senior mortgage lender, Wells Fargo, N.A. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is the value of the mortgaged property, with a $1 billion cap. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of September 21, 2021.

13)
Rock UK Real Estate II S.a.r.l is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of October 18, 2021.

14)
Kyarra S.a.r.l is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of April 25, 2023.

15)
Kyarra S.a.r.l is a real estate investment of Rock Oxford S.a.r.l., which is directly owned by the Company. The Company has entered into a pledge agreement in favor of the senior mortgage lender, Aareal Bank AG, pursuant to which the Company has pledged to the mortgage lender the shares of capital stock of Rock Oxford S.a.r.l as third party security for the mortgage loan. The term of the pledge agreement coincides with the term of the mortgage, which has a debt maturity of April 25, 2023.

16)
Thurloe Commercial Guernsey Limited is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 24, 2023.

17)
The Company is the sole member of GA 1600 Commons LLC. GA 1600 Commons LLC has issued a guarantee in relation to the acquisition of 1600 Commons, a real estate investment directly owned by GA 1600 Commons LLC. The guarantee is issued to the senior mortgage lender, New York Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the terms of the mortgage, which has a debt maturity of July 10, 2027.

18)
PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $3 billion as of December 31, 2019, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

19)
The Company has entered into a joint venture agreement relating to Gibraltar BSN Holdings SDN BHD (the “BSN JV”) with its joint venture partner setting out their respective rights and obligations with respect to the BSN JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the BSN JV, based on their respective ownership percentages in the BSN JV, if determined by the BSN JV’s Board of Directors to be necessary to (i) fund payments under the agreement pursuant to which the BSN JV acquired an insurance operating subsidiary, (ii) comply with applicable law concerning minimum capital, solvency or similar requirements, or (iii) execute the business plan or capital plan of the BSN JV or for any other reasonable business purpose, provided that until approximately year end 2023 such contributions under this clause (iv) are limited to each party’s pro-rata share of 188.4 million Malaysian Ringgit. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

20)
The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$12	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
8	Guarantee related to Metro Retail Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
9	Guarantee related to Plaza San Remo Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
10	Guarantee related to 92 West Paces Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
11	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
12	Guarantee related to GA Collins LLC	(a)	Other Invested Assets, Page 3	$1,000	No payments required since inception.
13	Guarantee related to Rock UK Real Estate II S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
14	Guarantee related to Kyarra S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
15	Pledge agreement related to Kyarra S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
16	Guarantee related to Thurloe Commercial Guernsey Limited	$—	Common Stock, Page 3	(b)	No payments required since inception.
17	Guarantee related to 1600 Commons LLC	$—	Real Estate, Page 3	(b)	No payments required since inception.
18	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$2,575	No payments required since inception.
19	Guarantee related to Gibraltar BSN Holdings SDN BHD	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
20	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(a)	Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.

(b)	No limitation on the maximum potential future payments under guarantee.

(c)	No current remaining obligations are held by the supported entity related to assignment agreements.

(d)	The separate account is not a separate legal entity from the Company.

	2019	2018
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$4,587	$4,896
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	4,587	4,896
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$4,587	$4,896

14B.	Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2019 and 2018, the total amount of the liability related to guaranty fund assessments was $27 million and $28 million, respectively. As of December 31, 2019 and 2018, the Company also held a related asset of $43 million and $47 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration.
Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2018	$47
Decreases in December 31, 2019:
Premium tax offsets utilized	4
Increases in December 31, 2019:
Additional premium tax offsets applied	—
Assets recognized from paid and accrued premium tax offsets as of December 31, 2019	$43

14C.	Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $2 million for the year ended December 31, 2019, to settle less than 25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

14D.	Other Contingencies
The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breach of fiduciary duties to customers. In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers.

The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

Individual Annuities, Individual Life and Group Insurance
Broderick v. The Prudential Insurance Company of America, et al.
In December 2016, a complaint entitled Julie Han Broderick, Darron Smith and Thomas Schreck v. The Prudential Insurance Company of America, et al., was filed in the Superior Court of New Jersey, Law Division - Essex County. The complaint: (i) alleges that defendants terminated plaintiffs’ employment for engaging in whistleblowing conduct involving the sale of MyTerm policies through Wells Fargo and violated New Jersey’s Conscientious Employee Protection Act; and (ii) seeks back and front pay, compensatory and punitive damages and attorneys’ fees and costs. In January 2017, defendants filed an answer to the complaint. In December 2019, the court granted the Company’s summary judgment motion and dismissed the complaint.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement.
Escheatment Litigation
Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint.
Residential Mortgage-Backed Securities (“RMBS”) Trustee Litigation
In June 2014, the Company, together with nine other institutional investors, filed six actions in New York state court against certain RMBS trustees. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939, as amended (the “TIA”). In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State Court actions were dismissed without prejudice upon the Company’s request. The six actions described above are captioned:
PICA et al. v. Bank of New York Mellon (“BONYM”)
In March 2015, defendants filed a motion to dismiss the amended complaint. In March 2016, the court issued a decision involving BONYM’s motion to dismiss: (i) denying the motion to dismiss the Pooling and Servicing Agreement (“PSA”) trust claims for lack of jurisdiction; (ii) denying the motion regarding claims for violations of the TIA and breach of contract; and (iii) granting the motion regarding claims for negligence and breach of fiduciary duty. In October 2019, the federal court action was dismissed with prejudice. This matter is now closed.
PICA et al. v. Citibank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In September 2015, the court issued a decision involving Citibank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; (ii) with respect to the Indenture trusts, denying the motion regarding claims for breach of contract, violations of the TIA, negligence and breach of fiduciary duty concerning the duty to avoid conflicts of interest; and (iii) with respect to the Indenture trusts, granting the motion to dismiss claims for negligence and breach of fiduciary duty concerning the duty of care. In November 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned Fixed Income Shares: Series M, et al. v. Citibank N.A., asserting claims relating to the PSA trusts. In February 2016, Citibank filed a motion to dismiss the state court complaint. In August 2016, plaintiffs filed an amended complaint in state court, and in September 2016, Citibank filed a motion to dismiss the amended complaint and plaintiffs filed in federal court a motion for class certification. In April 2017, Citibank filed a motion for summary judgment in the federal court action. In June 2017, the state court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning Citibank’s pre-Event of Default obligations; (ii) dismissing plaintiffs’ breach of contract claims concerning Citibank’s post-Event of Default obligations; (iii) sustaining plaintiffs’ implied covenant of good faith and fair dealing claim; (iv) dismissing plaintiffs’ claim for breach of fiduciary duty; and (v) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In July 2017, Citibank filed an appeal to the Appellate Division of the Supreme Court of New York, First Department, from the June 2017 decision denying, in part, its motion to dismiss. In January 2018, the First Department: (i) affirmed the trial court’s ruling upholding the breach of contract claim based on the trustee’s failure to give written notice of breaches of representations and warranties; and (ii) reversed the trial court’s order that sustained plaintiffs’ breach of contract and implied covenant of good faith and fair dealing claims concerning servicing violations. In March 2018, the federal court granted Citibank’s motion for summary judgment. In April 2018, plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals from the March 2018 decision granting summary judgment. In June 2019, the federal court action was dismissed with prejudice, and in September 2019, the state court action was also dismissed with prejudice. This matter is now closed.
PICA et al. v. Deutsche Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Deutsche Bank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Deutsche Bank Trust Company Americas, asserting claims relating to the PSA trusts. In May 2016, the Company, together with other institutional investors, filed an amended class action complaint in California State Superior Court. In July 2016, defendant filed a motion to dismiss the amended federal court complaint. In August 2016, defendant filed a demurrer and motion to strike the amended state court class action complaint. In October 2016, the court issued a decision regarding defendants’ motion to dismiss: (i) sustaining plaintiffs’ breach of contract claims concerning the trust at issue; (ii) dismissing plaintiffs’ tort claims for breach of fiduciary duty; and (iii) dismissing plaintiffs’ claims of breach of duty to avoid conflicts of interest. The court granted plaintiffs’ leave to file an amended complaint. In January 2017, the federal court issued a decision involving Deutsche Bank’s motion to dismiss: (i) granting the motion with respect to plaintiff’s conflicts of interest claims; and (ii) denying the motion with respect to plaintiffs’ representations-and-warranties claims, servicer-notification claims, event-of-default claims and TIA claims. In February 2017, the court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning the failure to remedy known servicing violations as to all sixty two trusts at issue; (ii) sustaining plaintiffs’ breach of contract claims concerning the failure to enforce seller representation and warranty claims as to forty one trusts, and dismissing such claims as to the remaining twenty one trusts; (iii) dismissing plaintiffs’ claim for breach of fiduciary duty; and (iv) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In January 2018, plaintiffs filed motions for class certification in the state and federal court actions. In May 2018, plaintiffs’ motion for class certification was denied in the state court action. In June 2018, plaintiffs filed a Notice of Appeal to the California Court of Appeal of the denial of their class certification motion. In December 2018, the California Court of Appeal entered the parties’ stipulation dismissing plaintiffs’ appeal of the class certification decision. In December 2018, the federal court action was dismissed with prejudice. In January 2019, the state court action was dismissed with prejudice. In January 2019, the state court action was dismissed with prejudice. This matter is now closed.
PICA et al. v. HSBC, et al.
In January 2015, defendants filed a motion to dismiss the amended complaint. In June 2015, the court granted in part, and denied in part, defendants’ motion to dismiss the complaint for failure to state a claim and granted leave to file an amended complaint. In July 2015, plaintiffs filed an amended complaint. In January 2017, plaintiffs filed a motion seeking class certification and appointing class representatives and class counsel. In February 2018, the court denied plaintiffs’ motion for class certification and plaintiffs filed a petition with the Second Circuit Court of Appeals seeking permission to appeal the class certification decision. In May 2018, the Second Circuit denied plaintiffs’ request for permission to appeal the denial of their class certification motion. In May 2019, the court dismissed the case with prejudice. This matter is now closed.
PICA et al. v. U.S. Bank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In May 2015, the court granted defendants’ motion to dismiss: (i) declining to exercise supplemental jurisdiction regarding claims involving the PSA trusts; and (ii) granting leave for plaintiffs to file an amended complaint asserting direct claims involving the Indenture trusts. In June 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. U.S. Bank Nat’l Ass’n, asserting claims relating to the PSA trusts. In July 2015, plaintiffs filed with the court an amended complaint asserting direct claims relating to the Indenture trusts. In August 2015, defendant filed a motion to dismiss the amended class action complaint in the federal court action. In September 2015, defendant filed a motion to dismiss the class action complaint in the state court action. In February 2016, the federal district court issued a decision involving U.S. Bank’s motion to dismiss: (i) upholding the breach of contract and TIA claims; and (ii) dismissing the breach of fiduciary duty and extra-contractual claims. In September 2016, the Company together with other institutional investor plaintiffs filed an amended complaint in state court. In October 2016, U.S. Bank filed a motion to dismiss the amended state court complaint. In November 2016, plaintiffs filed in federal court motions seeking class certification and appointing class representatives and class counsel. In January 2018, the state court issued a decision on U.S. Bank’s motion to dismiss the amended complaint: (i) upholding the representation and warranty breach of contract claims for all 770 trusts; (ii) upholding the breach of contract claims related to servicer violations for 77 trusts; and (iii) dismissing the breach of fiduciary duty, negligence, and implied covenant of good faith and fair dealing claims. In January 2018, the court denied plaintiffs’ motion for class certification in the federal court action. In February 2018, the federal court entered a stipulated order: (i) dismissing all claims involving three trusts with prejudice; (ii) with respect to twenty trusts, dismissing with prejudice the TIA claims for lack of standing, and the breach of contract claims without prejudice; and (iii) dismissing without prejudice the TIA and breach of contract claims concerning the four remaining trusts. In February 2018, U.S. Bank filed an appeal from the state court’s order concerning U.S. Bank’s motion to dismiss the amended complaint. In March 2018, plaintiffs filed a cross-appeal of the state court’s order concerning the motion to dismiss. In August 2018, plaintiffs filed a second class action complaint in New York state court against U.S. Bank, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, and breach of duty of care. In October 2018, the New York State Supreme Court, First Department, modified the lower court’s January 2018 order, by dismissing plaintiffs’ breach of contract claims for servicer violations involving 56 of 77 trusts, and otherwise affirmed the remainder of the lower court’s January 2018 order. In April 2019, a decision and order was issued dismissing plaintiffs’ state court action with prejudice. This matter is now closed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

PICA et al. v. Wells Fargo Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Wells Fargo’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims relating to the PSA trusts. In May 2016, defendant filed a motion to dismiss or to stay the state court action. In July 2016, defendant filed a motion to dismiss the amended complaint filed previously in federal court. In October 2016, the court dismissed the state court complaint. In December 2016, the Company, together with other institutional investors, filed a complaint in New York State Court, captioned BlackRock Core Bond Portfolio, et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims related to the PSA trusts. In March 2017, the federal court issued an order concerning defendant’s motion to dismiss as to the Indenture trusts: (i) sustaining plaintiffs’ breach of contract claims; plaintiffs’ claims for violations of the TIA; and plaintiffs’ claims for breach of the duty to avoid conflicts of interest; and (ii) dismissing plaintiffs’ claims for breach of fiduciary duty as duplicative of the sustained contract claims. In May 2017, Wells Fargo filed a third-party complaint for contribution against PGIM, Inc., alleging that, in the event the Prudential plaintiff Funds prevail on their claims for damages against Wells Fargo, PGIM must contribute to the award due to PGIM’s alleged breach of fiduciary duties owed to the Funds in managing the Funds’ RMBS investments. In June 2017, Wells Fargo filed a motion to dismiss the complaint in New York State Court. In October 2017, PGIM filed a motion to dismiss the third-party complaint filed by Wells Fargo seeking contribution. In January 2018, plaintiffs filed a motion for class certification in the federal court action. In November 2018, plaintiffs filed an amended complaint in New York state court against Wells Fargo, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, breach of duty of due care, and violation of the TIA. In May 2019, the state court entered an Order and Final Judgment approving the class action settlement and dis missing the case with prejudice, and the federal court action was dismissed with prejudice. This matter is now closed.
Regulatory Matters
Securities Lending and Foreign Tax Reclaim Matter
In 2016, PFI self-reported to the SEC and the DOL, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting PFI that limited the availability of loanable securities. PFI has removed the restriction and implemented a remediation plan for the benefit of customers. As part of PFI’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. PFI has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL’s review of the securities lending matter is closed. In September 2019, PFI reached a settlement of these matters with the SEC. As part of the settlement PFI agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of PFI violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, PFI neither admitted nor denied the SEC’s findings.
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

15.     LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2019, future minimum lease payments under non-cancelable operating leases are estimated as follows:

Year	Minimum aggregate rental commitments
(in millions)

2020	$92
2021	82
2022	65
2023	48
2024	41
Total	$328

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2019, 2018 and 2017 was $78 million, $90 million and $79 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2019		2018
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$7	$7	$5	$5
Ordinary - Renewal Business	2,482	2,481	2,214	2,213
Group Life	276	276	323	323
Group Annuity	541	541	394	394
Total	$3,306	$3,305	$2,936	$2,935

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

17.    OTHER DISCLOSURES AND UNUSUAL ITEMS
Other disclosures
As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to hold additional New York statutory reserves in the future. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

The Company is subject to an annual fee under section 9010 of the Affordable Care Act (“ACA”). This annual fee is allocated to individual health insurers based on the ratio of the amount of an entity’s net premiums written for health insurance for any U.S. health risk during the preceding calendar year to the aggregate amount of health insurance for any U.S. health risk that is written during the preceding calendar year. For the year ended December 31, 2019, the Company had health insurance premiums subject to the ACA assessment of $2 million. However, because net premiums written in 2019 were less than $25 million, no fee is required. As such, there is no expected impact to risk based capital.

The Company has, consistent with past practice, guaranteed that a minimum amount of $525 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2020, as declared by the Company’s Board of Directors.

During 2019, the Company incurred implementation costs for certain programs that are expected to result in margin improvements, including a charge related to PFI’s Voluntary Separation Program offered to certain eligible U.S.-based employees. The voluntary separation program excluded senior executives and employees in certain roles. The employment end dates for the employees that applied to participate in the program and whose applications were accepted by management are expected to occur between February and September of 2020.

In the fourth quarter of 2019, the Company increased reserves for Group Annuity contracts. The increase of $197 million was recorded in the Statement of Operations and Changes in Capital and Surplus through two lines, with $174 million recorded within “Other changes, net” and $23 million recorded within “Net change in separate accounts surplus.”

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2019		2018
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,325	68.7%	$2,054	71.0%
Stocks	793	23.4%	519	18.0%
Mortgage loans	—	0.0%	—	0.0%
Real estate	—	0.0%	—	0.0%
Cash and short-term investments	222	6.6%	275	9.5%
Derivatives	4	0.1%	2	0.1%
Other invested assets	39	1.2%	40	1.4%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$96	$—	$—	$96	1.0%
At book value less current surrender charge of 5% or more (1)	120	—	—	120	1.2%
At fair value	—	—	1,933	1,933	19.7%
Total with market value adjustment or at fair value	216	—	1,933	2,149	21.9%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,455	—	—	2,455	25.0%
Not subject to discretionary withdrawal	5,203	—	—	5,203	53.1%
Total (Gross: Direct + Assumed)	7,874	—	1,933	9,807	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,873	$—	$1,933	$9,806
Amount included in (1) above that will move to (2) in the year after the statement date	$2	$—	$—	2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$6,815	$1,748	$—	$8,563	7.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,052	31,573	32,625	26.8%
Total with market value adjustment or at fair value	6,815	2,800	31,573	41,188	33.8%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,818	10	—	1,828	1.5%
Not subject to discretionary withdrawal	25,415	53,417	—	78,832	64.7%
Total (Gross: Direct + Assumed)	34,048	56,227	31,573	121,848	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$34,048	$56,227	$31,573	$121,848
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,107	—	6,676	9,783	34.6%
Total with market value adjustment or at fair value	3,107	—	6,676	9,783	34.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,232	—	—	7,232	25.6%
Not subject to discretionary withdrawal	11,281	—	—	11,281	39.8%
Total (Gross: Direct + Assumed)	21,620	—	6,676	28,296	100.0%
Reinsurance ceded	4,899	—	—	4,899
Total (Net)	$16,721	$—	$6,676	$23,397
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$58,642	$—	$—	$58,642
Separate Accounts Annual Statement	—	56,227	40,182	96,409
Total annuity actuarial reserves and deposit liabilities	$58,642	$56,227	$40,182	$155,051

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$100	$—	$—	$100	1.1%
At book value less current surrender charge of 5% or more (1)	151	—	—	151	1.6%
At fair value	—	—	1,766	1,766	18.6%
Total with market value adjustment or at fair value	251	—	1,766	2,017	21.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,570	—	—	2,570	27.1%
Not subject to discretionary withdrawal	4,911	—	—	4,911	51.6%
Total (Gross: Direct + Assumed)	7,732	—	1,766	9,498	100.0%
Reinsurance ceded	2	—	—	2
Total (Net)	$7,730	$—	$1,766	$9,496
Amount included in (1) above that will move to (2) in the year after the statement date	$17	$—	$—	$17

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$6,757	$44	$—	$6,801	5.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	808	32,912	33,720	28.4%
Total with market value adjustment or at fair value	6,757	852	32,912	40,521	34.1%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,811	10	—	1,821	1.5%
Not subject to discretionary withdrawal	24,991	51,608	—	76,599	64.4%
Total (Gross: Direct + Assumed)	33,559	52,470	32,912	118,941	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$33,559	$52,470	$32,912	$118,941
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,037	—	6,420	9,457	33.6%
Total with market value adjustment or at fair value	3,037	—	6,420	9,457	33.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,493	—	—	7,493	26.6%
Not subject to discretionary withdrawal	11,175	—	—	11,175	39.8%
Total (Gross: Direct + Assumed)	21,705	—	6,420	28,125	100.0%
Reinsurance ceded	4,986	—	—	4,986
Total (Net)	$16,719	$—	$6,420	$23,139
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

*Prior period presentation has been updated to conform to current period presentation.

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$58,008	$—	$—	$58,008
Separate Accounts Annual Statement	—	52,470	41,098	93,568
Total annuity actuarial reserves and deposit liabilities	$58,008	$52,470	$41,098	$151,576

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	2019
	General Account			Separate Account - Guaranteed & Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$75	$97	$131	$—	$—	$—
Universal Life	2,446	2,531	2,708	—	—	—
Universal Life with Secondary Guarantees	4,922	4,117	12,203	—	—	—
Indexed Universal Life	393	347	446	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	39	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	1,759	1,906	2,195	10,773	10,772	10,773
Variable Universal Life	1,474	1,461	1,727	25,446	25,446	25,446
Miscellaneous Reserves	—	66,576	67,770	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			4,325			—
Accidental Death Benefits			556			—
Disability - Active Lives			201			—
Disability - Disabled Lives			539			—
Miscellaneous Reserves			792			—
Total (Gross: Direct + Assumed)	11,069	77,035	93,632	36,219	36,218	36,219
Reinsurance Ceded	4,824	49,120	60,503	—	—	—
Total (Net)	$6,245	$27,915	$33,129	$36,219	$36,218	$36,219

	2019
	General Account	Separate Account - Guaranteed & Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$33,129	$—	$33,129
Separate Accounts Annual Statement	—	36,219	36,219
Total life actuarial reserves	$33,129	$36,219	$69,348

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

20.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2019 and 2018, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, single name credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.
Separate account assets at fair value -Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.

(1)	The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)		Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$—	$—	$23	$—		$23

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	722	—	—		722

Preferred stock:
Industrial and Misc	—	—	2	—		2

Common stock:
Industrial and Misc	48	30	143	—		221

Derivative assets: (b)
Currency swaps	—	80	—	—		80
Interest rate swaps	—	2,505	—	—		2,505
Total return swaps	—	24	—	—		24
Options	—	30	19	—		49
Forwards	—	5	—	—		5
Currency forwards	—	—	—	—		—

Total Derivative assets	—	2,644	19	—		2,663

Separate account assets (a)	9,389	67,932	980	22,515		100,816

Total assets at fair value	$9,437	$71,328	$1,167	$22,515		$104,447

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$21	$—	$—		$21
Interest rate swaps	—	1,040	—	—		1,040
Total return swaps	—	90	—	—		90
Options	—	14	—	—		14
Credit default swaps	—	—	—	—	0	—
Currency forwards	—	26	—	—		26

Total Derivative liabilities	—	1,191	—	—		1,191

Total liabilities at fair value	$—	$1,191	$—	$—		$1,191

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$—	$—	$16	$—	$16

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	556	—	—	556

Preferred stock:
Industrial and Misc	—	—	3	—	3

Common stock:
Industrial and Misc	59	41	160	—	260

Derivative assets: (b)
Currency swaps	—	74	—	—	74
Interest rate swaps	—	1,710	—	—	1,710
Total return swaps	—	58	—	—	58
Options	—	14	20	—	34
Forwards	—	—	—	—	—
Currency forwards	—	12	—	—	12

Total Derivative assets	—	1,868	20	—	1,888

Separate account assets (a)	9,743	59,937	879	24,006	94,565

Total assets at fair value	$9,802	$62,402	$1,078	$24,006	$97,288

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$64	$—	$—	$64
Interest rate swaps	—	673	—	—	673
Total return swaps	—	1	—	—	1
Options	—	1	—	—	1
Credit default swaps	—	1	—	—	1
Currency forwards	—	1	—	—	1

Total Derivative liabilities	—	741	—	—	741

Total liabilities at fair value	$—	$741	$—	$—	$741

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

b.	Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)    The tables below provide the following data as of December 31, 2019 and 2018:

a.	Summary of the changes in fair value of Level 3 assets and liabilities.

b.	The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2019	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2019

	(in millions)
Bonds:
Industrial and Misc	$16	$18	$(8)	$1	$(2)	$—	$—	$—	$(2)	$23
Preferred stock:
Industrial and Misc	3	10	(10)	(2)	1	—	—	—	—	2
Common stock:
Industrial and Misc	160	—	—	5	(2)	2	—	(22)	—	143
Derivatives	20	—	—	—	—	—	—	(1)	—	19
Separate account assets (a)	879	55	(71)	8	148	97	—	(12)	(124)	980
Total Assets	$1,078	$83	$(89)	$12	$145	$99	$—	$(35)	$(126)	$1,167

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2018	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2018

	(in millions)
Bonds:
Industrial and Misc	$4	$34	$(7)	$(8)	$(6)	$1	$—	$—	$(2)	$16
Preferred stock:
Industrial and Misc	4	5	(2)	(1)	(3)	—	—	—	—	3
Common stock:
Industrial and Misc	56	—	(9)	(2)	6	137	—	(28)	—	160
Derivatives	22	—	—	—	—	—	—	(2)	—	20
Separate account assets (a)	26,329	110	(25,565)	(5)	(50)	201	—	(21)	(120)	879
Total Assets	$26,415	$149	$(25,583)	$(16)	$(53)	$339	—	$(51)	$(122)	$1,078

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were ($1) million and $3 million as of December 31, 2019 and 2018, respectively.
Unrealized gains for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were $139 million and $65 million as of December 31, 2019 and 2018, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2019.

(3)	The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2019:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$98,580	$90,272	$—	$96,052	$2,528	$—	$—
Unaffiliated preferred stock	114	100	—	82	32	—	—
Unaffiliated common stock	221	221	48	30	143	—	—
Mortgage loans	22,147	21,429	—	—	22,147	—	—
Real estate	804	532	—	—	804	—	—
Contract loans	2,943	2,943	—	—	2,943	—	—
Cash and short-term investments	5,827	5,827	1,415	4,205	207	—	—
Derivative financial instruments	3,792	3,455	—	3,773	19	—	—
Other invested assets	80	58	—	80	—	—	—
Separate accounts	149,236	146,278	9,502	106,864	10,355	22,515	—
Liabilities:
Deposit-type contracts	$16,897	$16,721	$—	$12,444	$4,453	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	6,812	6,812	—	6,812	—	—	—
Cash collateral held for loaned securities	2,797	2,797	—	2,797	—	—	—
Derivative financial instruments	1,478	1,329	21	1,457	—	—	—
Separate account liabilities-investment contracts	97,462	97,574	—	28,681	68,781	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2018:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$86,850	$84,868	$—	$84,231	$2,619	$—	$—
Unaffiliated preferred stock	110	99	—	79	31	—	—
Unaffiliated common stock	260	260	59	41	160	—	—
Mortgage loans	19,204	19,140	—	—	19,204	—	—
Real estate	901	531	—	—	901	—	—
Contract loans	2,903	2,903	—	—	2,903	—	—
Cash and short-term investments	3,744	3,744	208	3,399	137	—	—
Derivative financial instruments	2,772	2,873	12	2,740	20	—	—
Other invested assets	74	58	—	74	—	—	—
Separate accounts	137,162	137,672	9,756	94,901	8,499	24,006	—
Liabilities:
Deposit-type contracts	$16,652	$16,718	$—	$11,888	$4,764	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	6,908	6,908	—	6,908	—	—	—
Cash collateral held for loaned securities	2,463	2,463	—	2,463	—	—	—
Derivative financial instruments	1,007	866	—	1,007	—	—	—
Separate account liabilities-investment contracts	95,238	95,398	—	28,928	66,310	—	—

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Notes payable and other borrowing - The fair value of debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2019			December 31, 2018
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

(in millions)
US treasury and obligation of US governments	$—	$—	$—	$—	$—	$—
Corporate securities	23	—	23	16	—	16
Asset-backed securities	—	—	—	—	—	—
Residential mortgage-backed securities	—	—	—	—	—	—
Equity securities	144	1	145	146	17	163

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2019
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$23	Discounted Cash Flow	Discount Rate	5%-15%

Equity Securities	$141	Cost
		Market Comparables	EBITDA multiples
		Net Asset Value	Share Price

	December 31, 2018
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$13	Discounted Cash Flow	Discount Rate	7%-20%

Corporate Securities	$3	Liquidation Analysis	Orderly Liquidation Value	43%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

21.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2019, 2018 and 2017 were $168 million, $311 million and $326 million, respectively.

22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,471 million, $1,409 million and $1,436 million for the years ended December 31, 2019, 2018 and 2017, respectively. This represented 58%, 46% and 39% of the total net premiums written for group life for the years ended December 31, 2019, 2018 and 2017, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $133 million, $89 million and $100 million for the years ended December 31, 2019, 2018 and 2017, respectively. This represented 10%, 7% and 9% of the total net premiums written for group accident and health for the years ended December 31, 2019, 2018 and 2017, respectively.
23.    PARTICIPATING POLICIES
For the period ended December 31, 2019, 2018 and 2017, premiums under individual and group accident and health participating policies were $3 million, $4 million and $4 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2019, 2018 and 2017.
For the period ended December 31, 2019, 2018 and 2017, premiums under individual life participating policies were $10 million, $10 million and $11 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of ($167) million, ($11) million and ($181) million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2019, 2018 and 2017, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 61% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2019 and 2018. Approximately 39% at December 31, 2019 and 2018 of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2019 and 2018, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.
For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2019 and 2018, the Company had $3.0 billion and $3.3 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for assumed dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 27% and 25% of the reserves at December 31, 2019 and 2018, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2005 Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.
Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 75% and 77% of the individual annuity reserves at December 31, 2019 and 2018, respectively. The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the appropriate single premium immediate annuity rates. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.
Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract. A statutory basis change was filed in 2019 for a single longevity reinsurance contract. See below for additional information related to the change in valuation basis.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.75% to 6.75% as of December 31, 2019 and from 2.75% to 6.75% as of December 31, 2018. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2019 and 2018, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. There is no statutory basis change in 2019. A statutory basis change was filed in 2018 to increase the morbidity assumption margin. See below for additional information related to the change in valuation basis. The assumptions for 2019 and 2018 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates are ranged from 3.5% to 4.5% as of December 31, 2019 and 2018, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. There is no statutory basis change in 2019. A statutory basis change was filed in 2018 to increase the morbidity assumption margin. The assumptions for 2019 and 2018 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates are ranged from 3.5% to 5.5% as of December 31, 2019 and 2018, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2017 Milliman Long Term Care Guidelines with modification of company experience for 2019 and 2018. Interest rates are ranged from 3.5% to 4.5% as of December 31, 2019 and 2018, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table and interest rates ranging from 3.5% to 5.5% as of December 31, 2019 and 2018. For Disable Life Reserve, MetLife Termination Experience is used and the interest rates of 3.5% as of December 31, 2019 and 2018.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior and using the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 and after as of December 31, 2019 and 2018.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2019 and 2018.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $2,080 million and $1,545 million at December 31, 2019 and 2018, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The international insurance business released $185 million of reserves in 2019 after receiving approval from the NJDOBI for a statutory basis change. The basis change reflected a change to the 1952 Disability Incidence table used to calculate Active Life Disability Waiver of Premium (“WP”) reserves. All policies reinsured from Prudential of Japan and Prudential Gibraltar Financial Life into PICA have the WP rider and reflect the updated basis change. Of the total $185 million reserves, $45 million is attributed to Active Life WP and $140 million is attributed to a reduction in Deficiency reserves. Due to the law not prescribing incidence rates after age 64, the original polynomial extrapolation approach was replaced with a constant flat incidence rate for ages 64 and above to better align with Japanese experience.
As of December 31, 2019, the change in reserves due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, for ordinary life insurance and group annuity reserves, was a decrease of $185 million which was due to the following:

Valuation Basis		Ordinary Life Insurance	Group Annuities	Total

Change From	Change To	(in millions)
1952 Disability Table with Polynomial Extrapolation of Incidence Rates post-age 64	1952 Disability Table with Flat Incidence Rates post-age 64	$(185)	$—	$(185)
S1PxA CMI 2013 3.50%	S2PxA CMI 2017 3.00%	—	—	—
	Total	$(185)	$—	$(185)
As of December 31, 2018, the change in reserves due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, for long-term care reserves, was an increase of $877 million which was due to the following:

Valuation Basis		Long-Term Care	Total

Change From	Change To	(in millions)
Morbidity assumption margin of 15%	Morbidity assumption margin of 34%	$877	$877
	Total	$877	$877

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

25.    SEPARATE ACCOUNTS

25A.
The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $146 billion and $137 billion as of December 31, 2019 and 2018, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets*		Separate Account Assets (Not Legally Insulated)
	2019	2018	2019	2018
	(in millions)
Group Annuity Contracts - Not reclassed to the General Account**	$51,685	$52,310	$25	$17
Group Annuity Contracts - Reclassed to the General Account for GAAP	45,889	43,089	326	208
Group Variable Universal Life	137	116	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	35,082	30,630	8	7
Registered Group Flexible Premium Variable Life Insurance Contract	6	6	1	1
Variable Life	10,983	9,350	22	18
Variable Annuity	2,109	1,914	5	6
Total	$145,891	$137,415	$387	$257

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

**Prior period amounts have been reclassified to conform to current period presentation.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2019 and 2018, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $2.4 billion and $2.9 billion, respectively. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $21 million, $26 million and $25 million as of December 31, 2019, 2018 and 2017, respectively.

The Company’s General Account has paid $24 million, $23 million and $31 million towards Separate Account guarantees for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2019 and 2018, the market value of loaned securities within the Separate Accounts was $2.7 billion and $3.0 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December  31:

	2019
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
		(in millions)
Premiums, considerations or deposits for period ended 12/31/2019	$4,209	$1,498	$9,050	$14,757
Reserves as of 12/31/2019
For accounts with assets at:
Market Value	$12,645	$—	$74,459	$87,104
Amortized Cost	22,448	23,076	—	45,524
Total Reserves	$35,093	$23,076	$74,459	$132,628

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$3,134	$41	$—	$3,175
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,578	—	74,459	76,037
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	4,722	41	74,459	79,222
Not subject to discretionary withdrawal	30,371	23,035	—	53,406
Total	$35,093	$23,076	$74,459	$132,628

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December  31:

	2018
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
		(in millions)
Premiums, considerations or deposits for period ended 12/31/2018	$4,359	$3,971	$7,687	$16,017
Reserves as of 12/31/2018
For accounts with assets at:
Market Value	$12,047	$—	$71,800	$83,847
Amortized Cost	16,904	25,380	—	42,284
Total Reserves	$28,951	$25,380	$71,800	$126,131

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$1,362	$43	$—	$1,405
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,308	—	71,800	73,108
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	2,680	43	71,800	74,523
Not subject to discretionary withdrawal	26,271	25,337	—	51,608
Total	$28,951	$25,380	$71,800	$126,131

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2019	2018	2017
	(in millions)
Transfers to Separate Accounts	$14,229	$15,811	$11,190
Transfers from Separate Accounts	18,809	15,639	13,522
Net transfers to (from) Separate Accounts	$(4,580)	$172	$(2,332)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Investment Income Earned:
U.S. Government Bonds	$224
Other bonds (unaffiliated)	3,425
Bonds of affiliates	111
Preferred stocks (unaffiliated)	5
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	2
Common stocks of affiliates	435
Mortgages loans	897
Real estate	168
Premium notes, policy loans and liens	147
Cash, cash equivalents and short-term investments	115
Derivative instruments	286
Other invested assets	259
Aggregate write-ins for investment income	11
Gross investment income	$6,085

Real Estate Owned - Book Value less Encumbrances	$532

Mortgage Loans - Book Value:
Agricultural mortgages	$1,667
Residential mortgages	—
Commercial mortgages	19,762
Total mortgage loans	$21,429

Mortgage Loans by Standing - Book Value:
Good standing	$21,417
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	12
Foreclosure in process	—
Total mortgage loans	$21,429

Other Long Term Assets - Statement Value	$6,569

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$2,689
Preferred stocks	$—
Common stocks	$7,131

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$11,964
Over 1 year through 5 years	28,314
Over 5 years through 10 years	18,811
Over 10 years through 20 years	13,880
Over 20 years	21,783
Total by Maturity	$94,752

Bonds by NAIC Designation - Statement Value:
NAIC 1	$63,479
NAIC 2	26,391
NAIC 3	2,779
NAIC 4	1,604
NAIC 5	462
NAIC 6	37
Total by NAIC Designation	$94,752

Total Bonds Publicly Traded	$66,689
Total Bonds Privately Placed	$28,063

Preferred Stocks - Statement Value	$101
Common Stocks - Market Value	$7,352
Short-Term Investments - Book Value	$865
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written and In Force - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$2,126
Futures Contracts Open - Current Value	$—
Cash on Deposit	$391

Life Insurance in Force:
Industrial	$2,074
Ordinary	$1,309,275
Credit Life	$—
Group Life	$1,944,256

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$34,618

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,998
Ordinary	$48,165
Credit Life	$—
Group Life	$432,523

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$3,246
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,920
Income Payable	$69
Group - Involving Life Contingencies Income Payable	$14

Annuities:
Ordinary
Immediate - Amount of Income Payable	$281
Deferred - Fully Paid Account Balance	$21,990
Deferred - Not Fully Paid Account Balance	$245

Group
Amount of Income Payable	$1,215
Fully Paid Account Balance	$8,846
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Group	$1,406
Credit	$—
Other	$236

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,472
Dividend Accumulations - Account Balance	$82

Claim Payments 2019:
Group Accident and Health
2019	$266
2018	$470
2017	$506
Other Accident & Health
2019	$10
2018	$33
2017	$62
Other Coverages that use developmental methods to calculate claims reserves
2019	$—
2018	$—
2017	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Total admitted assets as reported in the Company’s Annual Statement:	$146,040

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Common Stock - Pruco Life Insurance Company	$1,665	1.1%
Long Term Bonds/Preferred Stock/Common Stock - Prudential Realty Secs	$1,589	1.1%
Joint Venture - Ironbound Fund LLC	$1,414	1.0%
Common Stock - Prudential Retirement Insurance and Annuity Company	$1,178	0.8%
Short-term/ Cash equivalents - Dryden Core Fund MM SER MMMF	$722	0.5%
Long Term Bonds - Prudential Annuities Life Assurance Corporation	$654	0.4%
Long Term Bonds - WF-RBS Commercial Mortgage Tru	$641	0.4%
Long Term Bonds - Wells Fargo Commercial Mortgage	$456	0.3%
Long Term Bonds - Citigroup Commercial Mortgage	$444	0.3%
Joint Venture - Prudential Impact Investments Private Equity LLC	$439	0.3%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$63,479	43.5%	P/RP-1	$79	0.1%
NAIC-2	$26,391	18.1%	P/RP-2	$—	0.0%
NAIC-3	$2,779	1.9%	P/RP-3	$—	0.0%
NAIC-4	$1,604	1.1%	P/RP-4	$—	0.0%
NAIC-5	$462	0.3%	P/RP-5	$12	0.0%
NAIC-6	$37	0.0%	P/RP-6	$10	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$24,805	17.0%
Foreign-currency-denominated investments	$7,970	5.5%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$21,184	14.5%
Countries rated NAIC-2	$3,237	2.2%
Countries rated NAIC-3 or below	$385	0.3%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: Cayman Islands	$5,929	4.1%
Country: United Kingdom	$4,136	2.8%

Countries rated NAIC- 2:
Country: Mexico	$1,039	0.7%
Country: Italy	$973	0.7%

Countries rated NAIC-3 or below:
Country: Britain Virgin Islands	$200	0.1%
Country: Costa Rica	$76	0.1%

Aggregate unhedged foreign currency exposure:	$525	0.4%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$511	0.4%
Countries rated NAIC-2	$13	0.0%
Countries rated NAIC-3 or below	$—	0.0%

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$268	0.2%
Country 2: Chile	$203	0.1%

Countries rated NAIC-2:
Country 1: Italy	$13	0.0%
Country 2:	$—	0.0%

Countries rated NAIC-3 or below:
Country 1:	$—	0.0%
Country 2:	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

The ten largest non-sovereign (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - OCH ZIFF LOAN MGMT FUNDING LTD CLO	$339	0.2%
NAIC - 1 - SHELL INTERNATIONAL FINANCE BV	$274	0.2%
NAIC - 1 - KVK CLO LTD	$233	0.2%
NAIC - 1 - TRINITAS CLO LTD	$225	0.2%
NAIC - 1 - Prudential Chile II Spa	$203	0.1%
NAIC - 2,5 - Nterhoerbiger Finanz AG	$194	0.1%
NAIC - 1 - NIPPON LIFE INS	$191	0.1%
NAIC - 1 - NORDEA BANK AB	$187	0.1%
NAIC - 1 - SOUND POINT CLO I LTD	$185	0.1%
NAIC - 1 - SIEMENS FINANCIERINGSMAATSCHAP	$173	0.1%

Aggregate Canadian investment exposure:

Total admitted assets held in Canadian investments	$—	0.0%
Canadian-currency-denominated investments	$—	0.0%
Canadian-denominated insurance liabilities	$—	0.0%
Unhedged Canadian currency exposure	$—	0.0%

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

Colico Inc	$2,088	1.4%
PRUCO Life Insurance Company	$1,665	1.1%
Ironbound Fund LLC	$1,414	1.0%
Prudential Retirement Insurance and Annuity Company	$1,178	0.8%
Orchard Street Acres Inc.	$773	0.5%
Prudential Realty Secs	$567	0.4%
Colico II Inc	$518	0.4%
Prudential Impact Investments Private Equity LLC	$439	0.3%
Prudential Capital Partners V, L.P.	$253	0.2%
Prudential Legacy Insurance Company of New Jersey	$252	0.2%

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

COMM / C.J. SEGERSTROM & SONS	$226	0.2%
COMM / Arcis Equity Partners, LLC	$196	0.1%
COMM / DRA Advisors, Inc.	$180	0.1%
COMM / Oxford Properties Group - 57747	$172	0.1%
COMM / Morgan Properties	$167	0.1%
COMM / Boston Properties	$165	0.1%
COMM / The Blackstone Group	$161	0.1%
COMM / Simon Property Group	$152	0.1%
COMM / Oxford Properties Group - 57744	$151	0.1%
COMM / Corporate Properties of the Americas	$148	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$33	0.0%
Mortgage loans over 90 days past due	$12	0.0%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91% to 95%	$—	0.0%	$32	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$52	0.0%	$—	0.0%
71% to 80%	$—	0.0%	$2,830	1.9%	$—	0.0%
Below 70%	$—	0.0%	$16,848	11.5%	$1,667	1.1%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$2,797	1.9%	$2,540	$2,675	$2,930
Repurchase agreements	$5,725	3.9%	$6,060	$5,766	$5,296
Reverse repurchase agreements	$13	0.0%	$13	$13	$13
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$49	0.0%	$(14)	0.0%
Income Generations	—	0.0%	—	0.0%
Other	—	0.0%	—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$871	0.6%	$799	$843	$850
Income Generation	$—	0.0%	$—	$—	$—
Replications	$987	0.7%	$1,029	$2,942	$749
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$104	0.1%	$93	$87	$117
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$6,748	4.9%	$6,748	4.9%
All other governments	4,024	2.9%	4,024	2.9%
U.S. states, territories and possessions, etc. guaranteed	329	0.2%	329	0.2%
U.S. political subdivisions of states, territories, and possessions, guaranteed	465	0.3%	465	0.3%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	6,366	4.6%	6,366	4.6%
Industrial and miscellaneous	68,683	49.5%	68,683	49.5%
Hybrid securities	307	0.2%	307	0.2%
Parent, subsidiaries and affiliates	2,689	1.9%	2,689	1.9%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated Bank loans	661	0.5%	661	0.5%
Total long-term bonds	$90,272	65.0%	$90,272	65.0%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$101	0.1%	$101	0.1%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$101	0.1%	$101	0.1%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$221	0.2%	$221	0.2%
Industrial and miscellaneous Other (Unaffiliated)	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Other	7,131	5.1%	7,131	5.1%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$7,352	5.3%	$7,352	5.3%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$1,667	1.2%	$1,667	1.2%
Residential properties	—	0.0%	—	0.0%
Commercial loans	19,700	14.2%	19,700	14.2%
Mezzanine real estate loans	62	0.1%	62	0.1%
Total mortgage loans	$21,429	15.5%	$21,429	15.5%

Real estate investments:
Property occupied by company	274	0.2%	274	0.2%
Property held for production of income	258	0.2%	258	0.2%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$532	0.4%	$532	0.4%

Cash, cash equivalents and short-term investments:
Cash	391	0.3%	391	0.3%
Cash equivalents	4,571	3.3%	4,571	3.3%
Short-term investments	865	0.6%	865	0.6%
Total cash, cash equivalents and short-term investments	$5,827	4.2%	$5,827	4.2%

Policy Loans	2,943	2.1%	2,943	2.1%
Other invested assets	6,652	4.8%	6,652	4.8%
Derivatives	3,455	2.5%	3,455	2.5%
Receivables for securities	82	0.1%	82	0.1%
Securities Lending	—	0.0%	—	0.0%
Total Invested Assets	$138,645	100.0%	$138,645	100.0%

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”). Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America are presumed to be material to the 2019 financial statements and are material to the 2018 and 2017 financial statements.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 for the three years then ended, in accordance with the accounting practices prescribed or permitted by the Department described in Note 1.

Emphasis of Matters

As discussed in Note 10 to the financial statements, the Company has entered into significant transactions with Prudential Financial, Inc. and other affiliated entities, all related parties.

As discussed in Note 24 to the financial statements, the Company changed the valuation basis for disability waiver of premium reserves related to policies written in Japan in 2019 and the valuation basis for long-term care insurance policies in 2018.

Our opinion is not modified with respect to these matters.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory financial statements taken as a whole. The supplemental Annual Statement Schedule 1 - Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, and Summary Investment Schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 7, 2020

PART C—OTHER INFORMATION

ITEM 29.	FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

Financial Statements of the subaccounts of The Prudential Variable Contract Account-24 (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

Financial Statements of the subaccounts of The Prudential Variable Contract Account-11 (Registrant) consisting of the Statement of Net Assets as of December 31, 2019, and the Statement of Operations and the Statement of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

The Statutory Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2019 and 2018, and the related Statutory Statements of Operations and Changes in Capital and Surplus, and of Cash Flows for each of the three years in the period ended December 31, 2019, appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 10.	Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 33 to Registration Statement filed April 30, 1999.

(2)	Rules and Regulations of The Prudential Variable Contract Account 10	Incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

(3)	Custodian Agreement with Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (3) to Post-Effective Amendment No. 31 to this Registration Statement filed April 29, 1998.

(4)	(i) Management Agreement between Prudential Investments Fund Management LLC and The Prudential Variable Contract Account-10.	Incorporated by reference to Exhibit (4)(i) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

	(ii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC.	Incorporated by reference to Exhibit (4)(ii) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

(5)	(i) Agreement Relating to the Sale of Certain Contracts on a Variable Basis between Prudential and The Prudential Variable Contract Account 10.	Incorporated by reference to Exhibit No. (5) to Post-Effective Amendment No. 33 to Registration Statement filed April 30, 1999.

	(ii) Agreement for the Sale of VCA 10 Contracts between Prudential, The Prudential Variable Contract Account 10 and Prudential Investment Management Services LLC.	Incorporated by reference to Exhibit 5(iv) to Post-Effective Amendment No. 29 to this Registration Statement, filed May 1, 1997

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(6)	(i)(a) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuities.	Incorporated by reference to Exhibit (6)(i)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

	(i)(b) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(i)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(i)(c) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(i)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

	(i)(d) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

	(i)(e) Specimen Copy of Group Annuity Amendment Form GAA-7793 for individual retirement annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

	(ii)(a) Specimen Copy of Group Annuity Contract Form GVA-120-82 for tax-deferred annuities with modifications for certain tax changes and the exchange offer.	Incorporated by reference to Exhibit (6)(ii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

	(ii)(b) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(ii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(ii)(c) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(ii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

	(ii)(d) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

	(ii) (e) Specimen Copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

	(iii)(a) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plans.	Incorporated by reference to Exhibit (6)(iii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

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(iii)(b) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(iii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(iii)(c) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(iii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(iii) (d) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(e) Specimen Copy of Group Annuity Amendment Form GAA-7792 for deferred compensation plan contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(f) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(g) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 11 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(h) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(i) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iv) Specimen Copy of Group Annuity Contract Form GVA-110-82 for Keogh Plans.	Incorporated by reference to Exhibit (6)(iv) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(v)(a) Specimen Copy of Group Annuity Contract Form GVA-7454 for Participants governed by the Texas Optional Retirement Program.	Incorporated by reference to Exhibit (4)(v) to Post-Effective Amendment No. 5 to this Registration Statement, filed April 30, 1985.

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	(v)(b) Modifications for certain tax changes.	Incorporated by reference to Exhibit (6)(v)(a) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(vi) Specimen Copy of Group Annuity Contract Form GVA-1010 for non-qualified deferred compensation plans.	Incorporated by reference to Exhibit (6)(vi) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(7)	Application and Enrollment Forms as revised for use after May 1, 1991.	Incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 19 to this Registration Statement, filed April 29, 1991.

(8)	(i) Copy of the Charter of Prudential.	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of the Prudential Variable Contract Real Property Account.

(ii) Copy of the By-Laws of Prudential, as amended to and including May 12, 1998.

Incorporated by reference to Post-Effective Amendment No. Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

(11)	(i) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(i) to Post-Effective Amendment No. 34 to this Registration Statement filed on April 28, 2000.

	(ii) First Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(ii) to Post-Effective Amendment No. 34 to this Regulation Statement filed on April 28, 2000.

	(iii) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(iii) to Post-Effective Amendment No. 34 to this Registration Statement filed on April 28, 2000.

(12)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 38 to this Registration Statement filed on April 30, 2002.

(13)	(i) Consents of independent registered public accounting firms.	Filed herewith.

	(ii) Powers of Attorney for Directors and Officers of Prudential.	Filed herewith.

	(iii) Powers of Attorney for Committee Members of the Prudential Variable Contract Account-10	Filed herewith.

(16)	Calculation of Performance Data.	Performance information appears under the heading “Performance” in the Statement of Additional Information (Part B of this Registration Statement).

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(17)	(i) Code of Ethics of The Prudential Variable Contract Account-10.

Code of Ethics of the Registrant. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A for Advanced Series Trust, filed via EDGAR on December 21, 2015 (File No. 033-24962).

	(ii) Personal Securities Trading Policy and Code of Ethics of Prudential, including the Manager and Distributor dated January 2018.	Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of The Prudential Series Fund, filed via EDGAR on April 30, 2018 (File No. 002-80896).

	(iii) Amended Code of Ethics of Jennison Associates LLC.	Incorporated by reference to Post-Effective Amendment No. 149 to the Registration Statement on Form N-1A of Advanced Series Trust filed via EDGAR on December 20, 2016 (File No.033-24962).

ITEM 30.   DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the heading “Information About Prudential—Executive Officers and Directors of The Prudential Insurance Company of America” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 31.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, (Prudential) a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial Inc. (PFI) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 14, 2020, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24, shares of The Prudential Series Fund, a Delaware trust. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

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Registrant may also be deemed to be under common control with The Prudential Variable Contract Account -2 and The Prudential Variable Contract Account-10, separate accounts of Prudential registered as an open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account 24, separate accounts of Prudential registered as unit investment trusts. Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 32.   NUMBER OF CONTRACTOWNERS

As of January 31, 2020, the number of contract owners of qualified and non-qualified contracts offered by Registrant was 296.

ITEM 33.   INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit Item 26(f)(ii) of Post-Effective Amendment No.32 to Form N-6, Registration No. 33-20000, filed April 21, 2009, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) PGIM Investments LLC (PGIM Investments)

The business and other connections of the officers of PGIM Investments are listed in Schedules A and D of Form ADV of PGIM Investments as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

(b) Jennison Associates LLC

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

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ITEM 35.   PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for PGIM ETF Trust, The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential Government Money Market Fund, Inc., Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’ sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Reference is made to the Sections entitled “Prudential” and “Contract Charges” the prospectus (Part A of this Registration Statement) and “Sale of Contracts” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 36.   LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

PGIM Investments LLC

655 Broad Street

Newark, New Jersey 07102

The Prudential Insurance Company of America

56 North Livingston Avenue

Roseland, New Jersey 07068

The Prudential Insurance Company of America

c/o Prudential Defined Contribution Services

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

State Street Bank and Trust Company

127 West 10th Street

Kansas City, Missouri 64105-1716

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PGIM Investments LLC has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

ITEM 37.   MANAGEMENT SERVICES

Not Applicable

ITEM 38.   UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6C-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) – (d) of the Rule.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 17th day of April, 2020.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

* Stuart S. Parker

President of the VCA-10 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
*Ellen S. Alberding	Committee Member
*Kevin J. Bannon	Committee Member
* Scott E. Benjamin	Committee Member and Vice President
* Linda W. Bynoe	Committee Member
*Keith F. Hartstein	Committee Member
*Michael S. Hyland	Committee Member
*Stuart S. Parker	Committee Member and President
*Christian J. Kelly	Treasurer and Principal Financial and Accounting Officer
* By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 17, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 17th day of April, 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

/s/ Srinivas Reddy

Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

Signature	Title	Date

*Charles F. Lowrey	Chairman of the Board, Chief Executive Officer and President

*Thomas J. Baltimore, Jr.	Director

*Gilbert F. Casellas	Director

*Robert M. Falzon	Executive Vice President and Chief Financial Officer

*Mark B. Grier	Director

*Martina Hund-Mejean	Director

*Karl J. Krapek	Director

*Peter Rupert Lighte	Director

*George Paz	Director

*Sandra Pianalto	Director

*Christine A. Poon	Director

*Douglas A. Scovanner	Director

*Michael A. Todman	Director

By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 17, 2020

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THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

Exhibit Index

Item 29(b)

Exhibit
Number	Description

(13)(i)	Consents of independent registered public accounting firms

(13)(ii)	Powers of Attorney for Officers and Directors of Prudential

(13)(iii)	Powers of Attorney for Committee Members of The Prudential Variable Contract Account-10

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